Separate Account D

American General Life Insurance Company

Financial Statements

December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account D.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the subaccounts of Separate Account D indicated in the table below as of December 31, 2023, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Separate Account D as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Century VP Value Fund Class I (1)	MFS VIT Investors Trust Series Initial Class (1)
BNY Mellon IP MidCap Stock Portfolio Initial Shares (1)	MFS VIT New Discovery Series Initial Class (1)
BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares (1)	MFS VIT Research Series Initial Class (1)
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares (1)	MFS VIT Total Return Series Initial Class (1)
Fidelity VIP Asset Manager Portfolio Initial Class (1)	MFS VIT Utilities Series Initial Class (1)
Fidelity VIP Asset Manager Portfolio Service Class 2 (1)	MFS VIT II Core Equity Portfolio Initial Class (1)
Fidelity VIP Contrafund Portfolio Initial Class (1)	Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (3)
Fidelity VIP Contrafund Portfolio Service Class 2 (1)	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (1)
Fidelity VIP Equity-Income Portfolio Initial Class (1)	Morgan Stanley VIF Global Strategist Portfolio Class I (1)
Fidelity VIP Equity-Income Portfolio Service Class 2 (1)	Morgan Stanley VIF Growth Portfolio Class I (1)
Fidelity VIP Government Money Market Portfolio Initial Class (1)	Morgan Stanley VIF U.S. Real Estate Portfolio Class I (1)
Fidelity VIP Growth Portfolio Initial Class (1)	Neuberger Berman AMT Mid Cap Growth Portfolio Class I (1)
Fidelity VIP Growth Portfolio Service Class 2 (1)	PIMCO Real Return Portfolio Administrative Class (1)
Fidelity VIP High Income Portfolio Initial Class (1)	PIMCO Short-Term Portfolio Administrative Class (1)
Fidelity VIP Index 500 Portfolio Initial Class (1)	PIMCO Total Return Portfolio Administrative Class (1)
Fidelity VIP Investment Grade Bond Portfolio Initial Class (1)	Pioneer Fund VCT Portfolio Class I (1)
Fidelity VIP Overseas Portfolio Initial Class (1)	Pioneer Select Mid Cap Growth VCT Portfolio Class I (1)
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2 (1)	PVC Core Plus Bond Account Class 1 (1)
FTVIP Templeton Developing Markets VIP Fund Class 2 (1)	PVC Diversified International Account Class 1 (1)
FTVIP Templeton Foreign VIP Fund Class 2 (1)	PVC Equity Income Account Class 1 (1)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares (1)	PVC Government & High Quality Bond Account Class 1 (1)
Invesco Comstock Fund Class A (1)	PVC Large Cap Growth Account I Class 1 (1)
Invesco Government Money Market Fund Class AX (1)	PVC SAM Conservative Balanced Portfolio Class 1 (1)
Invesco High Yield Fund Class A (1)	PVC SAM Conservative Growth Portfolio Class 1 (1)
Invesco V.I. American Franchise Fund Series I (1)	PVC SAM Flexible Income Portfolio Class 1 (1)
Invesco V.I. American Value Fund Series I (1)	PVC SAM Strategic Growth Portfolio Class 1 (1)
Invesco V.I. Capital Appreciation Fund Series I (1)	PVC Short-Term Income Account Class 1 (1)
Invesco V.I. Comstock Fund Series I (1)	PVC Principal Capital Appreciation Account Class 1 (1)
Invesco V.I. Core Equity Fund Series I (1)	PVC SAM Balanced Portfolio Class 1 (1)
Invesco V.I. Core Plus Bond Fund Series I (1)	PVC SmallCap Account Class 1 (1)
Invesco V.I. EQV International Equity Fund Series 1 (1)	Putnam VT Focused International Equity Fund Class IB (1)
Invesco V.I. Global Core Equity Fund Series I (1)	Putnam VT International Value Fund Class IB (1)
Invesco V.I. Global Strategic Income Fund Series I (1)	Putnam VT Large Cap Value Fund Class IB (1)
Invesco V.I. Government Securities Fund Series I (1)	VALIC Company I Core Bond Fund (1)
Invesco V.I. Growth and Income Fund Series I (1)	VALIC Company I Government Money Market I Fund (2)
Invesco V.I. High Yield Fund Series I (1)	VALIC Company I Government Securities Fund (1)
Invesco V.I. Main Street Fund Series I (1)	VALIC Company I High Yield Bond Fund (1)
Invesco V.I. Main Street Small Cap Fund Series I (1)	VALIC Company I International Equities Index Fund (1)
Janus Henderson Enterprise Portfolio Service Shares (1)	VALIC Company I Mid Cap Index Fund (1)
Janus Henderson Global Research Portfolio Service Shares (1)	VALIC Company I Mid Cap Value Fund (1)
Janus Henderson Overseas Portfolio Service Shares (1)	VALIC Company I Nasdaq-100 Index Fund (1)
Janus Henderson Research Portfolio Service Shares (1)	VALIC Company I Science & Technology Fund (1)
LVIP JPMorgan Core Bond Fund Standard Class (1)	VALIC Company I Small Cap Index Fund (1)
LVIP JPMorgan Mid Cap Value Fund Standard Class (1)	VALIC Company I Stock Index Fund (1)

LVIP JPMorgan Small Cap Core Fund Standard Class (1)	VALIC Company I Systematic Core Fund (1)
LVIP JPMorgan U.S. Equity Fund Standard Class (1)	VALIC Company I Systematic Growth Fund (1)
MFS VIT Growth Series Initial Class (1)
(1) Statement of Operations and Changes in Net Assets for the years ended December 31, 2023 and 2022
(2) Statement of Operations and Changes in Net Assets for the period January 1, 2022 to July 22, 2022 (cessation of operations)
(3) Statement of Operations and Changes in Net Assets for the period for the period January 1, 2023 to July 28, 2023 (cessation of operations) and January 1, 2022 to December 31, 2022

Basis for Opinions

These financial statements are the responsibility of the American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account D based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account D in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2024

We have served as the auditor of one or more of the sub-accounts of AIG Life and Retirement Separate Account

Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5021
T: (713) 356 4000, www.pwc.com/us

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves

American Century VP Value Fund Class I	$287,026	$—	$287,026	$—	$287,026	$287,026

BNY Mellon IP MidCap Stock Portfolio Initial Shares	76,365	—	76,365	—	76,365	76,365

BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	266,736	—	266,736	—	266,736	266,736

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	140,833	—	140,833	—	140,833	140,833

Fidelity VIP Asset Manager Portfolio Initial Class	365,664	—	365,664	—	365,664	365,664

Fidelity VIP Asset Manager Portfolio Service Class 2	76,438	—	76,438	—	76,438	76,438

Fidelity VIP Contrafund Portfolio Initial Class	1,335,129	—	1,335,129	—	1,335,129	1,335,129

Fidelity VIP Contrafund Portfolio Service Class 2	548,334	—	548,334	—	548,334	548,334

Fidelity VIP Equity-Income Portfolio Initial Class	718,842	—	718,842	—	718,842	718,842

Fidelity VIP Equity-Income Portfolio Service Class 2	239,367	—	239,367	—	239,367	239,367

Fidelity VIP Government Money Market Portfolio Initial Class	4,060,318	—	4,060,318	—	4,060,318	4,060,318

Fidelity VIP Growth Portfolio Initial Class	1,388,649	—	1,388,649	—	1,388,649	1,388,649

Fidelity VIP Growth Portfolio Service Class 2	372,610	—	372,610	—	372,610	372,610

Fidelity VIP High Income Portfolio Initial Class	30,780	—	30,780	—	30,780	30,780

Fidelity VIP Index 500 Portfolio Initial Class	2,033,853	—	2,033,853	—	2,033,853	2,033,853

Fidelity VIP Investment Grade Bond Portfolio Initial Class	70,669	—	70,669	—	70,669	70,669

Fidelity VIP Overseas Portfolio Initial Class	68,043	—	68,043	—	68,043	68,043

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	443,212	—	443,212	—	443,212	443,212

FTVIP Templeton Developing Markets VIP Fund Class 2	234,720	—	234,720	—	234,720	234,720

FTVIP Templeton Foreign VIP Fund Class 2	196,192	—	196,192	—	196,192	196,192

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	40,898	—	40,898	—	40,898	40,898

Invesco Comstock Fund Class A	2,061,811	(1,474)	2,060,337	—	2,060,337	2,060,337

Invesco Government Money Market Fund Class AX	32,331	(1,029)	31,302	—	31,302	31,302

Invesco High Yield Fund Class A	183,405	—	183,405	—	183,405	183,405

Invesco V.I. American Franchise Fund Series I	9,397,737	1,520	9,399,257	901,479	8,497,778	9,399,257

Invesco V.I. American Value Fund Series I	1,944,642	—	1,944,642	—	1,944,642	1,944,642

Invesco V.I. Capital Appreciation Fund Series I	2,540,442	—	2,540,442	—	2,540,442	2,540,442

Invesco V.I. Comstock Fund Series I	1,223,444	—	1,223,444	—	1,223,444	1,223,444

Invesco V.I. Core Equity Fund Series I	2,299,201	—	2,299,201	—	2,299,201	2,299,201

Invesco V.I. Core Plus Bond Fund Series I	125,858	—	125,858	—	125,858	125,858

Invesco V.I. EQV International Equity Fund Series 1	772,733	—	772,733	—	772,733	772,733

Invesco V.I. Global Core Equity Fund Series I	612,609	—	612,609	—	612,609	612,609

Invesco V.I. Global Strategic Income Fund Series I	131,903	—	131,903	—	131,903	131,903

Invesco V.I. Government Securities Fund Series I	728,410	—	728,410	—	728,410	728,410

Invesco V.I. Growth and Income Fund Series I	5,958,191	—	5,958,191	—	5,958,191	5,958,191

Invesco V.I. High Yield Fund Series I	176,457	—	176,457	—	176,457	176,457

Invesco V.I. Main Street Fund Series I	3,271,788	—	3,271,788	—	3,271,788	3,271,788

Invesco V.I. Main Street Small Cap Fund Series I	957,592	—	957,592	—	957,592	957,592

Janus Henderson Enterprise Portfolio Service Shares	105,320	—	105,320	—	105,320	105,320

Janus Henderson Global Research Portfolio Service Shares	8,405	—	8,405	—	8,405	8,405

Janus Henderson Overseas Portfolio Service Shares	254,258	—	254,258	—	254,258	254,258

Janus Henderson Research Portfolio Service Shares	273,143	—	273,143	—	273,143	273,143

LVIP JPMorgan Core Bond Fund Standard Class	1,799,841	—	1,799,841	—	1,799,841	1,799,841

LVIP JPMorgan Mid Cap Value Fund Standard Class	1,530,160	—	1,530,160	—	1,530,160	1,530,160

LVIP JPMorgan Small Cap Core Fund Standard Class	19,655	—	19,655	—	19,655	19,655

LVIP JPMorgan U.S. Equity Fund Standard Class	2,215,955	—	2,215,955	—	2,215,955	2,215,955

MFS VIT Growth Series Initial Class	1,329,257	—	1,329,257	—	1,329,257	1,329,257

MFS VIT Investors Trust Series Initial Class	485,801	—	485,801	—	485,801	485,801

MFS VIT New Discovery Series Initial Class	48,853	—	48,853	—	48,853	48,853

MFS VIT Research Series Initial Class	663,874	—	663,874	—	663,874	663,874

MFS VIT Total Return Series Initial Class	485,800	—	485,800	—	485,800	485,800

MFS VIT Utilities Series Initial Class	737,503	—	737,503	—	737,503	737,503

MFS VIT II Core Equity Portfolio Initial Class	1,732,031	—	1,732,031	—	1,732,031	1,732,031

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	$679,806	$—	$679,806	$—	$679,806	$679,806

Morgan Stanley VIF Global Strategist Portfolio Class I	240,791	—	240,791	—	240,791	240,791

Morgan Stanley VIF Growth Portfolio Class I	1,413,407	—	1,413,407	—	1,413,407	1,413,407

Morgan Stanley VIF U.S. Real Estate Portfolio Class I	235,920	—	235,920	—	235,920	235,920

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	53,045	—	53,045	—	53,045	53,045

PIMCO Real Return Portfolio Administrative Class	126,194	—	126,194	—	126,194	126,194

PIMCO Short-Term Portfolio Administrative Class	15,508	—	15,508	—	15,508	15,508

PIMCO Total Return Portfolio Administrative Class	157,413	—	157,413	—	157,413	157,413

Pioneer Fund VCT Portfolio Class I	193,606	—	193,606	—	193,606	193,606

Pioneer Select Mid Cap Growth VCT Portfolio Class I	254,671	—	254,671	—	254,671	254,671

PVC Core Plus Bond Account Class 1	924,047	—	924,047	—	924,047	924,047

PVC Diversified International Account Class 1	1,104,925	—	1,104,925	—	1,104,925	1,104,925

PVC Equity Income Account Class 1	2,564,150	—	2,564,150	—	2,564,150	2,564,150

PVC Government & High Quality Bond Account Class 1	500,724	—	500,724	—	500,724	500,724

PVC Large Cap Growth Account I Class 1	9,413,516	—	9,413,516	—	9,413,516	9,413,516

PVC Principal Capital Appreciation Account Class 1	9,421,122	—	9,421,122	—	9,421,122	9,421,122

PVC SAM Balanced Portfolio Class 1	8,897,111	—	8,897,111	—	8,897,111	8,897,111

PVC SAM Conservative Balanced Portfolio Class 1	164,120	—	164,120	—	164,120	164,120

PVC SAM Conservative Growth Portfolio Class 1	13,123,203	—	13,123,203	—	13,123,203	13,123,203

PVC SAM Flexible Income Portfolio Class 1	845,745	—	845,745	—	845,745	845,745

PVC SAM Strategic Growth Portfolio Class 1	4,711,834	—	4,711,834	—	4,711,834	4,711,834

PVC Short-Term Income Account Class 1	259,275	—	259,275	—	259,275	259,275

PVC SmallCap Account Class 1	2,752,904	—	2,752,904	—	2,752,904	2,752,904

Putnam VT Focused International Equity Fund Class IB	59,575	—	59,575	—	59,575	59,575

Putnam VT International Value Fund Class IB	51,286	—	51,286	—	51,286	51,286

Putnam VT Large Cap Value Fund Class IB	397,727	—	397,727	—	397,727	397,727

VALIC Company I Core Bond Fund	153,910	—	153,910	—	153,910	153,910

VALIC Company I Government Securities Fund	347,523	—	347,523	—	347,523	347,523

VALIC Company I High Yield Bond Fund	51,483	—	51,483	—	51,483	51,483

VALIC Company I International Equities Index Fund	578,476	—	578,476	—	578,476	578,476

VALIC Company I Mid Cap Index Fund	856,098	—	856,098	—	856,098	856,098

VALIC Company I Mid Cap Value Fund	1,794,694	—	1,794,694	—	1,794,694	1,794,694

VALIC Company I Nasdaq-100 Index Fund	223,469	—	223,469	—	223,469	223,469

VALIC Company I Science & Technology Fund	268,541	—	268,541	—	268,541	268,541

VALIC Company I Small Cap Index Fund	112,379	—	112,379	—	112,379	112,379

VALIC Company I Stock Index Fund	15,863,875	49,715	15,913,590	527,429	15,386,161	15,913,590

VALIC Company I Systematic Core Fund	2,557,508	—	2,557,508	—	2,557,508	2,557,508

VALIC Company I Systematic Growth Fund	65,319	—	65,319	—	65,319	65,319

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2023

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

American Century VP Value Fund Class I	23,546	$12.19	$287,026	$190,537	1

BNY Mellon IP MidCap Stock Portfolio Initial Shares	4,088	18.68	76,365	77,305	1

BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	5,930	44.98	266,736	222,197	1

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	3,359	41.93	140,833	147,436	1

Fidelity VIP Asset Manager Portfolio Initial Class	23,380	15.64	365,664	353,349	1

Fidelity VIP Asset Manager Portfolio Service Class 2	5,049	15.14	76,438	74,607	1

Fidelity VIP Contrafund Portfolio Initial Class	27,455	48.63	1,335,129	1,012,000	1

Fidelity VIP Contrafund Portfolio Service Class 2	11,709	46.83	548,334	415,121	1

Fidelity VIP Equity-Income Portfolio Initial Class	28,927	24.85	718,842	639,964	1

Fidelity VIP Equity-Income Portfolio Service Class 2	10,011	23.91	239,367	213,350	1

Fidelity VIP Government Money Market Portfolio Initial Class	4,060,318	1.00	4,060,318	4,060,318	1

Fidelity VIP Growth Portfolio Initial Class	14,916	93.10	1,388,649	1,277,380	1

Fidelity VIP Growth Portfolio Service Class 2	4,144	89.92	372,610	307,114	1

Fidelity VIP High Income Portfolio Initial Class	6,691	4.60	30,780	34,282	1

Fidelity VIP Index 500 Portfolio Initial Class	4,404	461.79	2,033,853	963,787	1

Fidelity VIP Investment Grade Bond Portfolio Initial Class	6,327	11.17	70,669	80,119	1

Fidelity VIP Overseas Portfolio Initial Class	2,635	25.82	68,043	56,627	1

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	33,274	13.32	443,212	469,082	1

FTVIP Templeton Developing Markets VIP Fund Class 2	28,520	8.23	234,720	237,323	1

FTVIP Templeton Foreign VIP Fund Class 2	13,778	14.24	196,192	192,840	1

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	3,261	12.54	40,898	36,754	1

Invesco Comstock Fund Class A	75,469	27.32	2,061,811	1,618,210	1

Invesco Government Money Market Fund Class AX	32,331	1.00	32,331	32,331	1

Invesco High Yield Fund Class A	52,104	3.52	183,405	205,384	1

Invesco V.I. American Franchise Fund Series I	159,392	58.96	9,397,737	9,757,857	1

Invesco V.I. American Value Fund Series I	139,102	13.98	1,944,642	2,251,353	1

Invesco V.I. Capital Appreciation Fund Series I	53,972	47.07	2,540,442	2,563,619	1

Invesco V.I. Comstock Fund Series I	62,198	19.67	1,223,444	1,286,711	1

Invesco V.I. Core Equity Fund Series I	78,498	29.29	2,299,201	2,402,406	1

Invesco V.I. Core Plus Bond Fund Series I	21,926	5.74	125,858	138,947	1

Invesco V.I. EQV International Equity Fund Series 1	22,667	34.09	772,733	773,122	1

Invesco V.I. Global Core Equity Fund Series I	63,352	9.67	612,609	572,009	1

Invesco V.I. Global Strategic Income Fund Series I	30,747	4.29	131,903	146,308	1

Invesco V.I. Government Securities Fund Series I	70,582	10.32	728,410	764,495	1

Invesco V.I. Growth and Income Fund Series I	315,917	18.86	5,958,191	6,207,249	1

Invesco V.I. High Yield Fund Series I	37,624	4.69	176,457	193,832	1

Invesco V.I. Main Street Fund Series I	179,571	18.22	3,271,788	3,823,220	1

Invesco V.I. Main Street Small Cap Fund Series I	35,585	26.91	957,592	839,667	1

Janus Henderson Enterprise Portfolio Service Shares	1,540	68.37	105,320	98,794	1

Janus Henderson Global Research Portfolio Service Shares	142	59.02	8,405	7,463	1

Janus Henderson Overseas Portfolio Service Shares	6,344	40.08	254,258	191,054	1

Janus Henderson Research Portfolio Service Shares	6,343	43.06	273,143	213,934	1

LVIP JPMorgan Core Bond Fund Standard Class	182,262	9.88	1,799,841	1,990,187	1

LVIP JPMorgan Mid Cap Value Fund Standard Class	150,414	10.17	1,530,160	1,601,758	1

LVIP JPMorgan Small Cap Core Fund Standard Class	990	19.85	19,655	19,665	1

LVIP JPMorgan U.S. Equity Fund Standard Class	58,894	37.63	2,215,955	1,817,206	1

MFS VIT Growth Series Initial Class	22,048	60.29	1,329,257	1,287,346	1

MFS VIT Investors Trust Series Initial Class	13,498	35.99	485,801	393,859	1

MFS VIT New Discovery Series Initial Class	3,775	12.94	48,853	70,362	1

MFS VIT Research Series Initial Class	20,766	31.97	663,874	595,492	1

MFS VIT Total Return Series Initial Class	20,886	23.26	485,800	487,282	1

MFS VIT Utilities Series Initial Class	22,868	32.25	737,503	724,149	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2023

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

MFS VIT II Core Equity Portfolio Initial Class	62,596	$27.67	$1,732,031	$1,556,718	1
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	52,698	12.90	679,806	768,196	1

Morgan Stanley VIF Global Strategist Portfolio Class I	28,097	8.57	240,791	273,653	1

Morgan Stanley VIF Growth Portfolio Class I	105,873	13.35	1,413,407	1,755,018	1

Morgan Stanley VIF U.S. Real Estate Portfolio Class I	16,226	14.54	235,920	261,677	1

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	1,992	26.63	53,045	52,808	1

PIMCO Real Return Portfolio Administrative Class	10,907	11.57	126,194	142,567	1

PIMCO Short-Term Portfolio Administrative Class	1,516	10.23	15,508	15,571	1

PIMCO Total Return Portfolio Administrative Class	17,147	9.18	157,413	187,561	1

Pioneer Fund VCT Portfolio Class I	12,093	16.01	193,606	177,239	1

Pioneer Select Mid Cap Growth VCT Portfolio Class I	11,565	22.02	254,671	294,978	1

PVC Core Plus Bond Account Class 1	95,955	9.63	924,047	1,081,231	1

PVC Diversified International Account Class 1	71,332	15.49	1,104,925	1,004,344	1

PVC Equity Income Account Class 1	93,208	27.51	2,564,150	2,256,700	1

PVC Government & High Quality Bond Account Class 1	59,468	8.42	500,724	587,661	1

PVC Large Cap Growth Account I Class 1	232,893	40.42	9,413,516	8,791,148	1

PVC Principal Capital Appreciation Account Class 1	266,887	35.30	9,421,122	7,531,353	1

PVC SAM Balanced Portfolio Class 1	646,123	13.77	8,897,111	9,274,488	1

PVC SAM Conservative Balanced Portfolio Class 1	14,852	11.05	164,120	172,239	1

PVC SAM Conservative Growth Portfolio Class 1	668,869	19.62	13,123,203	12,119,801	1

PVC SAM Flexible Income Portfolio Class 1	78,674	10.75	845,745	946,060	1

PVC SAM Strategic Growth Portfolio Class 1	205,937	22.88	4,711,834	4,336,321	1

PVC Short-Term Income Account Class 1	103,710	2.50	259,275	264,959	1

PVC SmallCap Account Class 1	183,283	15.02	2,752,904	2,712,401	1

Putnam VT Focused International Equity Fund Class IB	4,178	14.26	59,575	59,871	1

Putnam VT International Value Fund Class IB	4,361	11.76	51,286	39,910	1

Putnam VT Large Cap Value Fund Class IB	13,800	28.82	397,727	328,009	1

VALIC Company I Core Bond Fund	15,391	10.00	153,910	172,843	1

VALIC Company I Government Securities Fund	36,466	9.53	347,523	385,532	1

VALIC Company I High Yield Bond Fund	7,150	7.20	51,483	52,994	1

VALIC Company I International Equities Index Fund	72,129	8.02	578,476	461,445	1

VALIC Company I Mid Cap Index Fund	33,080	25.88	856,098	790,373	1

VALIC Company I Mid Cap Value Fund	95,260	18.84	1,794,694	1,754,070	1

VALIC Company I Nasdaq-100 Index Fund	9,583	23.32	223,469	171,817	1

VALIC Company I Science & Technology Fund	10,890	24.66	268,541	332,476	1

VALIC Company I Small Cap Index Fund	7,512	14.96	112,379	129,185	1

VALIC Company I Stock Index Fund	310,023	51.17	15,863,875	12,008,377	1

VALIC Company I Systematic Core Fund	90,853	28.15	2,557,508	1,836,807	1

VALIC Company I Systematic Growth Fund	3,907	16.72	65,319	63,015	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Century VP Value Fund Class I	BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	Fidelity VIP Asset Manager Portfolio Initial Class

For the Year Ended December 31, 2023

From operations:

Dividends	$6,468	$542	$1,766	$445	$8,242
Mortality and expense risk and administrative charges	(3,646)	(938)	(3,273)	(1,847)	(5,045)

Net investment income (loss)	2,822	(396)	(1,507)	(1,402)	3,197

Net realized gain (loss)	2,556	14	2,741	2,656	(1,455)

Capital gain distribution from mutual funds	20,969	2,180	28,362	3,002	3,713
Change in unrealized appreciation (depreciation) of investments	(5,961)	9,285	19,487	6,007	32,090

Increase (decrease) in net assets from operations	20,386	11,083	49,083	10,263	37,545

From contract transactions:

Payments for contract benefits or terminations	(1,155)	(1,913)	(7,784)	(8,282)	(10,406)
Transfers between sub-accounts (including fixed account), net	(2)	1	(1)	(58)	5,414

Increase (decrease) in net assets from contract transactions	(1,157)	(1,912)	(7,785)	(8,340)	(4,992)

Increase (decrease) in net assets	19,229	9,171	41,298	1,923	32,553

Net assets at beginning of period	267,797	67,194	225,438	138,910	333,111

Net assets at end of period	$287,026	$76,365	$266,736	$140,833	$365,664

Beginning units	6,177	2,098	9,739	5,237	34,770

Units issued	—	—	—	—	712

Units redeemed	(27)	(55)	(307)	(312)	(1,045)

Ending units	6,150	2,043	9,432	4,925	34,437

For the Year Ended December 31, 2022

From operations:

Dividends	$5,543	$503	$1,302	$—	$7,349
Mortality and expense risk and administrative charges	(3,565)	(945)	(3,358)	(2,019)	(5,159)

Net investment income (loss)	1,978	(442)	(2,056)	(2,019)	2,190

Net realized gain (loss)	2,255	1,413	3,536	2,657	(1,738)

Capital gain distribution from mutual funds	21,008	16,956	17,839	31,129	23,794
Change in unrealized appreciation (depreciation) of investments	(27,421)	(30,090)	(91,461)	(62,584)	(90,374)

Increase (decrease) in net assets from operations	(2,180)	(12,163)	(72,142)	(30,817)	(66,128)

From contract transactions:

Payments for contract benefits or terminations	(439)	(2,627)	(5,927)	(3,602)	(11,129)
Transfers between sub-accounts (including fixed account), net	1	—	(55)	(2,187)	(1,772)

Increase (decrease) in net assets from contract transactions	(438)	(2,627)	(5,982)	(5,789)	(12,901)

Increase (decrease) in net assets	(2,618)	(14,790)	(78,124)	(36,606)	(79,029)

Net assets at beginning of period	270,415	81,984	303,562	175,516	412,140

Net assets at end of period	$267,797	$67,194	$225,438	$138,910	$333,111

Beginning units	6,187	2,170	9,979	5,444	35,651

Units issued	—	—	—	—	42

Units redeemed	(10)	(72)	(240)	(207)	(923)

Ending units	6,177	2,098	9,739	5,237	34,770

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity- Income Portfolio Initial Class	Fidelity VIP Equity- Income Portfolio Service Class 2

For the Year Ended December 31, 2023

From operations:

Dividends	$1,599	$5,963	$1,299	$13,267	$4,015
Mortality and expense risk and administrative charges	(971)	(17,019)	(6,641)	(9,810)	(3,155)

Net investment income (loss)	628	(11,056)	(5,342)	3,457	860

Net realized gain (loss)	19	26,241	4,865	5,601	1,622

Capital gain distribution from mutual funds	792	43,122	18,210	19,914	6,890
Change in unrealized appreciation (depreciation) of investments	6,229	274,136	115,615	32,388	10,519

Increase (decrease) in net assets from operations	7,668	332,443	133,348	61,360	19,891

From contract transactions:

Payments received from contract owners	—	255	—	75	—

Payments for contract benefits or terminations	(70)	(105,518)	(15,882)	(53,968)	(21,130)
Transfers between sub-accounts (including fixed account), net	—	(9,083)	115	5,374	30

Increase (decrease) in net assets from contract transactions	(70)	(114,346)	(15,767)	(48,519)	(21,100)

Increase (decrease) in net assets	7,598	218,097	117,581	12,841	(1,209)

Net assets at beginning of period	68,840	1,117,032	430,753	706,001	240,576

Net assets at end of period	$76,438	$1,335,129	$548,334	$718,842	$239,367

Beginning units	3,592	31,789	11,520	32,042	8,508

Units issued	—	427	—	212	—

Units redeemed	(4)	(3,345)	(354)	(2,354)	(735)

Ending units	3,588	28,871	11,166	29,900	7,773

For the Year Ended December 31, 2022

From operations:

Dividends	$1,379	$6,296	$1,263	$13,638	$4,224
Mortality and expense risk and administrative charges	(975)	(17,991)	(7,270)	(11,025)	(3,267)

Net investment income (loss)	404	(11,695)	(6,007)	2,613	957

Net realized gain (loss)	54	57,434	35,657	9,797	901

Capital gain distribution from mutual funds	4,925	60,331	24,929	24,159	8,444
Change in unrealized appreciation (depreciation) of investments	(18,782)	(558,641)	(256,065)	(101,686)	(27,177)

Increase (decrease) in net assets from operations	(13,399)	(452,571)	(201,486)	(65,117)	(16,875)

From contract transactions:

Payments received from contract owners	—	205	—	25	—

Payments for contract benefits or terminations	(84)	(124,479)	(110,279)	(201,168)	(3,226)
Transfers between sub-accounts (including fixed account), net	1	11,215	4	(7,439)	(139)

Increase (decrease) in net assets from contract transactions	(83)	(113,059)	(110,275)	(208,582)	(3,365)

Increase (decrease) in net assets	(13,482)	(565,630)	(311,761)	(273,699)	(20,240)

Net assets at beginning of period	82,322	1,682,662	742,514	979,700	260,816

Net assets at end of period	$68,840	$1,117,032	$430,753	$706,001	$240,576

Beginning units	3,596	34,795	14,402	41,673	8,623

Units issued	—	329	—	5	221

Units redeemed	(4)	(3,335)	(2,882)	(9,636)	(336)

Ending units	3,592	31,789	11,520	32,042	8,508

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class

For the Year Ended December 31, 2023

From operations:

Dividends	$191,643	$1,620	$12	$1,684	$27,549
Mortality and expense risk and administrative charges	(50,460)	(18,045)	(4,412)	(441)	(26,474)

Net investment income (loss)	141,183	(16,425)	(4,400)	1,243	1,075

Net realized gain (loss)	—	78,371	5,722	(954)	114,941

Capital gain distribution from mutual funds	—	59,139	16,063	—	17,375
Change in unrealized appreciation (depreciation) of investments	—	258,035	78,511	2,211	278,935

Increase (decrease) in net assets from operations	141,183	379,120	95,896	2,500	412,326

From contract transactions:

Payments received from contract owners	873	5,113	—	—	4,233

Payments for contract benefits or terminations	(548,189)	(224,060)	(12,421)	(905)	(132,482)
Transfers between sub-accounts (including fixed account), net	320,384	(5,279)	69	(257)	(3,608)

Increase (decrease) in net assets from contract transactions	(226,932)	(224,226)	(12,352)	(1,162)	(131,857)

Increase (decrease) in net assets	(85,749)	154,894	83,544	1,338	280,469

Net assets at beginning of period	4,146,067	1,233,755	289,066	29,442	1,753,384

Net assets at end of period	$4,060,318	$1,388,649	$372,610	$30,780	$2,033,853

Beginning units	417,058	40,573	10,541	3,018	68,390

Units issued	38,133	432	—	401	358

Units redeemed	(61,740)	(7,014)	(407)	(523)	(4,734)

Ending units	393,451	33,991	10,134	2,896	64,014

For the Year Ended December 31, 2022

From operations:

Dividends	$53,283	$8,667	$1,112	$1,583	$28,134
Mortality and expense risk and administrative charges	(29,250)	(19,633)	(4,321)	(464)	(27,232)

Net investment income (loss)	24,033	(10,966)	(3,209)	1,119	902

Net realized gain (loss)	—	38,255	4,286	(421)	148,700

Capital gain distribution from mutual funds	—	104,496	24,476	—	15,557
Change in unrealized appreciation (depreciation) of investments	—	(575,592)	(125,862)	(5,662)	(613,316)

Increase (decrease) in net assets from operations	24,033	(443,807)	(100,309)	(4,964)	(448,157)

From contract transactions:

Payments received from contract owners	229	6,038	—	—	4,658

Payments for contract benefits or terminations	(295,160)	(109,436)	(3,037)	(13,531)	(186,653)
Transfers between sub-accounts (including fixed account), net	3,667,611	3,321	(288)	1	604

Increase (decrease) in net assets from contract transactions	3,372,680	(100,077)	(3,325)	(13,530)	(181,391)

Increase (decrease) in net assets	3,396,713	(543,884)	(103,634)	(18,494)	(629,548)

Net assets at beginning of period	749,354	1,777,639	392,700	47,936	2,382,932

Net assets at end of period	$4,146,067	$1,233,755	$289,066	$29,442	$1,753,384

Beginning units	79,923	43,548	10,646	4,294	74,584

Units issued	374,542	476	281	—	331

Units redeemed	(37,407)	(3,451)	(386)	(1,276)	(6,525)

Ending units	417,058	40,573	10,541	3,018	68,390

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2

For the Year Ended December 31, 2023

From operations:

Dividends	$1,789	$678	$—	$5,538	$6,023
Mortality and expense risk and administrative charges	(1,003)	(893)	(5,585)	(3,450)	(2,714)

Net investment income (loss)	786	(215)	(5,585)	2,088	3,309

Net realized gain (loss)	(1,288)	819	(176,443)	(9,179)	40

Capital gain distribution from mutual funds	—	172	—	201	—
Change in unrealized appreciation (depreciation) of investments	3,746	10,177	295,100	34,089	30,752

Increase (decrease) in net assets from operations	3,244	10,953	113,072	27,199	34,101

From contract transactions:

Payments received from contract owners	—	—	—	—	35

Payments for contract benefits or terminations	(6,037)	(1,356)	(347,290)	(69,371)	(26,814)

Transfers between sub-accounts (including fixed account), net	5	(19)	8,473	5,190	(724)
Contract maintenance charges	—	—	—	(63)	(35)

Increase (decrease) in net assets from contract transactions	(6,032)	(1,375)	(338,817)	(64,244)	(27,538)

Increase (decrease) in net assets	(2,788)	9,578	(225,745)	(37,045)	6,563

Net assets at beginning of period	73,457	58,465	668,957	271,765	189,629

Net assets at end of period	$70,669	$68,043	$443,212	$234,720	$196,192

Beginning units	6,990	4,826	21,027	10,542	12,518

Units issued	—	4	271	235	15

Units redeemed	(569)	(104)	(10,179)	(2,631)	(1,620)

Ending units	6,421	4,726	11,119	8,146	10,913

For the Year Ended December 31, 2022

From operations:

Dividends	$1,755	$664	$—	$7,682	$6,800
Mortality and expense risk and administrative charges	(1,166)	(864)	(8,416)	(3,783)	(2,952)

Net investment income (loss)	589	(200)	(8,416)	3,899	3,848

Net realized gain (loss)	(1,871)	461	(25,832)	1,749	(6,210)

Capital gain distribution from mutual funds	4,942	567	195,829	22,198	—
Change in unrealized appreciation (depreciation) of investments	(17,155)	(21,160)	(509,484)	(108,909)	(22,108)

Increase (decrease) in net assets from operations	(13,495)	(20,332)	(347,903)	(81,063)	(24,470)

From contract transactions:

Payments received from contract owners	—	—	—	—	35

Payments for contract benefits or terminations	(17,118)	(802)	(23,665)	(15,771)	(29,894)

Transfers between sub-accounts (including fixed account), net	(1,122)	96	(6,271)	6,566	(4,159)
Contract maintenance charges	—	—	—	(65)	(44)

Increase (decrease) in net assets from contract transactions	(18,240)	(706)	(29,936)	(9,270)	(34,062)

Increase (decrease) in net assets	(31,735)	(21,038)	(377,839)	(90,333)	(58,532)

Net assets at beginning of period	105,192	79,503	1,046,796	362,098	248,161

Net assets at end of period	$73,457	$58,465	$668,957	$271,765	$189,629

Beginning units	8,592	4,887	21,567	10,765	15,019

Units issued	—	8	3,019	689	78

Units redeemed	(1,602)	(69)	(3,559)	(912)	(2,579)

Ending units	6,990	4,826	21,027	10,542	12,518

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Goldman Sachs VIT Strategic Growth Fund Institutional Shares	Invesco Comstock Fund Class A	Invesco Government Money Market Fund Class AX	Invesco High Yield Fund Class A	Invesco V.I. American Franchise Fund Series I

For the Year Ended December 31, 2023

From operations:

Dividends	$—	$33,462	$1,550	$11,604	$—

Mortality and expense risk and administrative charges	(480)	(14,446)	(251)	(1,396)	(120,479)

Net investment income (loss)	(480)	19,016	1,299	10,208	(120,479)

Net realized gain (loss)	(1,408)	79,000	—	(15,976)	18,440

Capital gain distribution from mutual funds	1,547	129,071	—	—	190,196

Change in unrealized appreciation (depreciation) of investments	12,140	(10,076)	—	21,461	2,777,776

Increase (decrease) in net assets from operations	11,799	217,011	1,299	15,693	2,865,933

From contract transactions:

Payments received from contract owners	—	—	—	—	180

Payments for contract benefits or terminations	(1,651)	(42,886)	(4,660)	(52,203)	(1,212,787)

Transfers between sub-accounts (including fixed account), net	—	(97,474)	(40)	(1)	(197,512)

Contract maintenance charges	—	—	—	—	(1,386)

Adjustments to net assets allocated to contracts in payout period	—	—	—	—	7,739

Increase (decrease) in net assets from contract transactions	(1,651)	(140,360)	(4,700)	(52,204)	(1,403,766)

Increase (decrease) in net assets	10,148	76,651	(3,401)	(36,511)	1,462,167

Net assets at beginning of period	30,750	1,983,686	34,703	219,916	7,937,090

Net assets at end of period	$40,898	$2,060,337	$31,302	$183,405	$9,399,257

Beginning units	986	20,456	3,724	16,017	168,749

Units issued	—	169	—	—	9,289

Units redeemed	(49)	(1,552)	(479)	(3,770)	(33,959)

Ending units	937	19,073	3,245	12,247	144,079

For the Year Ended December 31, 2022

From operations:

Dividends	$—	$33,947	$469	$14,771	$—

Mortality and expense risk and administrative charges	(481)	(14,801)	(265)	(2,300)	(132,754)

Net investment income (loss)	(481)	19,146	204	12,471	(132,754)

Net realized gain (loss)	(324)	18,409	—	(25,796)	721,985

Capital gain distribution from mutual funds	5,982	197,765	—	—	2,452,640

Change in unrealized appreciation (depreciation) of investments	(20,976)	(233,966)	—	(25,575)	(7,121,846)

Increase (decrease) in net assets from operations	(15,799)	1,354	204	(38,900)	(4,079,975)

From contract transactions:

Payments received from contract owners	—	—	—	—	(29,830)

Payments for contract benefits or terminations	(2,655)	(22,121)	—	(108,206)	(833,964)

Transfers between sub-accounts (including fixed account), net	(1)	3	(6)	240	(402,464)

Contract maintenance charges	—	—	—	—	(1,501)

Adjustments to net assets allocated to contracts in payout period	—	—	—	—	(2,062)

Increase (decrease) in net assets from contract transactions	(2,656)	(22,118)	(6)	(107,966)	(1,269,821)

Increase (decrease) in net assets	(18,455)	(20,764)	198	(146,866)	(5,349,796)

Net assets at beginning of period	49,205	2,004,450	34,505	366,782	13,286,886

Net assets at end of period	$30,750	$1,983,686	$34,703	$219,916	$7,937,090

Beginning units	1,051	20,682	3,724	23,907	193,426

Units issued	—	—	—	—	16,904

Units redeemed	(65)	(226)	—	(7,890)	(41,581)

Ending units	986	20,456	3,724	16,017	168,749

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. American Value Fund Series I	Invesco V.I. Capital Appreciation Fund Series I	Invesco V.I. Comstock Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. Core Plus Bond Fund Series I

For the Year Ended December 31, 2023

From operations:

Dividends	$11,384	$—	$21,624	$15,971	$3,262

Mortality and expense risk and administrative charges	(25,879)	(33,724)	(16,918)	(26,063)	(1,921)

Net investment income (loss)	(14,495)	(33,724)	4,706	(10,092)	1,341

Net realized gain (loss)	(51,958)	(128,236)	62,359	(36,770)	(3,700)

Capital gain distribution from mutual funds	373,700	—	133,107	51,540	—

Change in unrealized appreciation (depreciation) of investments	(77,320)	843,966	(87,688)	427,022	8,256

Increase (decrease) in net assets from operations	229,927	682,006	112,484	431,700	5,897

From contract transactions:

Payments received from contract owners	—	113	—	35	—

Payments for contract benefits or terminations	(169,301)	(267,042)	(76,651)	(176,179)	(26,937)

Transfers between sub-accounts (including fixed account), net	(157,557)	(25,957)	(170,656)	(16,350)	1,531

Contract maintenance charges	—	(665)	—	—	(89)

Increase (decrease) in net assets from contract transactions	(326,858)	(293,551)	(247,307)	(192,494)	(25,495)

Increase (decrease) in net assets	(96,931)	388,455	(134,823)	239,206	(19,598)

Net assets at beginning of period	2,041,573	2,151,987	1,358,267	2,059,995	145,456

Net assets at end of period	$1,944,642	$2,540,442	$1,223,444	$2,299,201	$125,858

Beginning units	62,367	62,941	52,488	85,595	10,378

Units issued	2,575	967	38	7	106

Units redeemed	(12,830)	(8,237)	(9,857)	(7,235)	(1,901)

Ending units	52,112	55,671	42,669	78,367	8,583

For the Year Ended December 31, 2022

From operations:

Dividends	$15,341	$—	$22,063	$20,744	$866

Mortality and expense risk and administrative charges	(30,980)	(36,276)	(21,785)	(27,012)	(2,188)

Net investment income (loss)	(15,639)	(36,276)	278	(6,268)	(1,322)

Net realized gain (loss)	194,250	56,299	158,101	18,038	(329)

Capital gain distribution from mutual funds	374,218	878,192	42,053	352,532	94

Change in unrealized appreciation (depreciation) of investments	(688,540)	(1,940,622)	(230,136)	(951,970)	(25,856)

Increase (decrease) in net assets from operations	(135,711)	(1,042,407)	(29,704)	(587,668)	(27,413)

From contract transactions:

Payments received from contract owners	—	69	—	35	—

Payments for contract benefits or terminations	(262,625)	(131,570)	(253,757)	(225,400)	(1,551)

Transfers between sub-accounts (including fixed account), net	176,992	(484)	174,642	(19,852)	53

Contract maintenance charges	—	(769)	—	—	(87)

Increase (decrease) in net assets from contract transactions	(85,633)	(132,754)	(79,115)	(245,217)	(1,585)

Increase (decrease) in net assets	(221,344)	(1,175,161)	(108,819)	(832,885)	(28,998)

Net assets at beginning of period	2,262,917	3,327,148	1,467,086	2,892,880	174,454

Net assets at end of period	$2,041,573	$2,151,987	$1,358,267	$2,059,995	$145,456

Beginning units	66,388	66,424	56,534	94,355	10,489

Units issued	30,200	1,424	38,288	9,513	19

Units redeemed	(34,221)	(4,907)	(42,334)	(18,273)	(130)

Ending units	62,367	62,941	52,488	85,595	10,378

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. Global Core Equity Fund Series I	Invesco V.I. Global Strategic Income Fund Series I	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I

For the Year Ended December 31, 2023

From operations:

Dividends	$1,452	$3,295	$—	$14,767	$90,592

Mortality and expense risk and administrative charges	(9,964)	(7,981)	(1,749)	(6,836)	(82,546)

Net investment income (loss)	(8,512)	(4,686)	(1,749)	7,931	8,046

Net realized gain (loss)	(23,729)	5,774	(8,006)	(4,395)	43,777

Capital gain distribution from mutual funds	543	424	—	—	719,857

Change in unrealized appreciation (depreciation) of investments	156,962	103,263	19,606	17,114	(171,799)

Increase (decrease) in net assets from operations	125,264	104,775	9,851	20,650	599,881

From contract transactions:

Payments for contract benefits or terminations	(250,944)	(26,336)	(27,458)	(20,567)	(873,881)

Transfers between sub-accounts (including fixed account), net	(9,312)	(641)	6,434	365,403	(158,805)

Contract maintenance charges	—	—	(60)	—	—

Increase (decrease) in net assets from contract transactions	(260,256)	(26,977)	(21,084)	344,836	(1,032,686)

Increase (decrease) in net assets	(134,992)	77,798	(11,233)	365,486	(432,805)

Net assets at beginning of period	907,725	534,811	143,136	362,924	6,390,996

Net assets at end of period	$772,733	$612,609	$131,903	$728,410	$5,958,191

Beginning units	41,109	46,518	14,971	37,035	217,449

Units issued	117	68	655	37,581	2,432

Units redeemed	(11,215)	(2,197)	(2,798)	(2,255)	(36,976)

Ending units	30,011	44,389	12,828	72,361	182,905

For the Year Ended December 31, 2022

From operations:

Dividends	$16,354	$2,005	$—	$8,122	$110,401

Mortality and expense risk and administrative charges	(11,396)	(8,393)	(1,826)	(6,680)	(101,118)

Net investment income (loss)	4,958	(6,388)	(1,826)	1,442	9,283

Net realized gain (loss)	33,337	9,001	(5,605)	(30,262)	138,674

Capital gain distribution from mutual funds	104,321	38,471	—	—	628,208

Change in unrealized appreciation (depreciation) of investments	(368,325)	(212,134)	(13,427)	(36,906)	(1,424,965)

Increase (decrease) in net assets from operations	(225,709)	(171,050)	(20,858)	(65,726)	(648,800)

From contract transactions:

Payments received from contract owners	—	—	—	—	(100,000)

Payments for contract benefits or terminations	(78,428)	(42,561)	(9,974)	(170,453)	(1,013,004)

Transfers between sub-accounts (including fixed account), net	(83)	109	(676)	(9,079)	140,879

Contract maintenance charges	—	—	(63)	—	—

Increase (decrease) in net assets from contract transactions	(78,511)	(42,452)	(10,713)	(179,532)	(972,125)

Increase (decrease) in net assets	(304,220)	(213,502)	(31,571)	(245,258)	(1,620,925)

Net assets at beginning of period	1,211,945	748,313	174,707	608,182	8,011,921

Net assets at end of period	$907,725	$534,811	$143,136	$362,924	$6,390,996

Beginning units	44,304	50,144	15,983	54,946	252,086

Units issued	2,304	334	801	2,432	38,710

Units redeemed	(5,499)	(3,960)	(1,813)	(20,343)	(73,347)

Ending units	41,109	46,518	14,971	37,035	217,449

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. High Yield Fund Series I	Invesco V.I. Main Street Fund Series I	Invesco V.I. Main Street Small Cap Fund Series I	Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares

For the Year Ended December 31, 2023

From operations:

Dividends	$8,996	$26,232	$10,276	$92	$59

Mortality and expense risk and administrative charges	(2,515)	(44,860)	(12,958)	(1,333)	(107)

Net investment income (loss)	6,481	(18,628)	(2,682)	(1,241)	(48)

Net realized gain (loss)	(5,451)	(277,962)	8,316	273	91

Capital gain distribution from mutual funds	—	213,303	—	7,495	221

Change in unrealized appreciation (depreciation) of investments	13,879	696,257	134,545	8,238	1,512

Increase (decrease) in net assets from operations	14,909	612,970	140,179	14,765	1,776

From contract transactions:

Payments received from contract owners	—	5,985	—	—	—

Payments for contract benefits or terminations	(33,950)	(340,027)	(71,740)	(1,468)	(1,038)

Transfers between sub-accounts (including fixed account), net	2,216	(11,561)	(850)	—	(4)

Contract maintenance charges	—	(992)	(219)	—	—

Increase (decrease) in net assets from contract transactions	(31,734)	(346,595)	(72,809)	(1,468)	(1,042)

Increase (decrease) in net assets	(16,825)	266,375	67,370	13,297	734

Net assets at beginning of period	193,282	3,005,413	890,222	92,023	7,671

Net assets at end of period	$176,457	$3,271,788	$957,592	$105,320	$8,405

Beginning units	15,072	95,829	15,780	3,654	536

Units issued	145	2,508	176	—	—

Units redeemed	(2,553)	(12,374)	(1,341)	(55)	(65)

Ending units	12,664	85,963	14,615	3,599	471

For the Year Ended December 31, 2022

From operations:

Dividends	$9,619	$48,527	$5,060	$79	$73

Mortality and expense risk and administrative charges	(3,421)	(48,705)	(13,899)	(1,313)	(110)

Net investment income (loss)	6,198	(178)	(8,839)	(1,234)	(37)

Net realized gain (loss)	(16,421)	(13,178)	26,161	460	7

Capital gain distribution from mutual funds	—	1,250,800	109,792	17,245	931

Change in unrealized appreciation (depreciation) of investments	(22,716)	(2,123,724)	(321,495)	(36,087)	(2,916)

Increase (decrease) in net assets from operations	(32,939)	(886,280)	(194,381)	(19,616)	(2,015)

From contract transactions:

Payments received from contract owners	(20,000)	5,965	—	—	—

Payments for contract benefits or terminations	(48,350)	(396,293)	(114,797)	(2,145)	(66)

Transfers between sub-accounts (including fixed account), net	(3,694)	(726)	2,827	2	1

Contract maintenance charges	—	(1,030)	(255)	—	—

Increase (decrease) in net assets from contract transactions	(72,044)	(392,084)	(112,225)	(2,143)	(65)

Increase (decrease) in net assets	(104,983)	(1,278,364)	(306,606)	(21,759)	(2,080)

Net assets at beginning of period	298,265	4,283,777	1,196,828	113,782	9,751

Net assets at end of period	$193,282	$3,005,413	$890,222	$92,023	$7,671

Beginning units	20,751	107,602	17,541	3,738	541

Units issued	1,407	1,641	660	—	—

Units redeemed	(7,086)	(13,414)	(2,421)	(84)	(5)

Ending units	15,072	95,829	15,780	3,654	536

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Janus Henderson Overseas Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares	LVIP JPMorgan Core Bond Fund Standard Class	LVIP JPMorgan Mid Cap Value Fund Standard Class	LVIP JPMorgan Small Cap Core Fund Standard Class

For the Year Ended December 31, 2023

From operations:

Dividends	$3,687	$149	$69,727	$46,664	$294

Mortality and expense risk and administrative charges	(3,715)	(3,422)	(22,383)	(17,388)	(321)

Net investment income (loss)	(28)	(3,273)	47,344	29,276	(27)

Net realized gain (loss)	1,310	5,139	(65,555)	(27,329)	(2,114)

Capital gain distribution from mutual funds	—	—	—	131,367	229

Change in unrealized appreciation (depreciation) of investments	20,962	80,261	97,484	577	3,867

Increase (decrease) in net assets from operations	22,244	82,127	79,273	133,891	1,955

From contract transactions:

Payments received from contract owners	180	113	—	—	—

Payments for contract benefits or terminations	(25,017)	(18,148)	(322,363)	(206,715)	(7,803)

Transfers between sub-accounts (including fixed account), net	(5,242)	(195)	9,072	(10,861)	64

Contract maintenance charges	(111)	(236)	—	—	—

Increase (decrease) in net assets from contract transactions	(30,190)	(18,466)	(313,291)	(217,576)	(7,739)

Increase (decrease) in net assets	(7,946)	63,661	(234,018)	(83,685)	(5,784)

Net assets at beginning of period	262,204	209,482	2,033,859	1,613,845	25,439

Net assets at end of period	$254,258	$273,143	$1,799,841	$1,530,160	$19,655

Beginning units	14,498	10,576	105,581	28,567	861

Units issued	543	148	489	27	—

Units redeemed	(2,152)	(931)	(16,825)	(3,890)	(265)

Ending units	12,889	9,793	89,245	24,704	596

For the Year Ended December 31, 2022

From operations:

Dividends	$4,562	$—	$46,709	$16,722	$121

Mortality and expense risk and administrative charges	(3,854)	(3,447)	(26,783)	(19,752)	(365)

Net investment income (loss)	708	(3,447)	19,926	(3,030)	(244)

Net realized gain (loss)	1,918	9,001	(47,604)	22,508	43

Capital gain distribution from mutual funds	—	44,417	12,211	251,328	5,640

Change in unrealized appreciation (depreciation) of investments	(35,980)	(150,577)	(340,214)	(440,763)	(11,972)

Increase (decrease) in net assets from operations	(33,354)	(100,606)	(355,681)	(169,957)	(6,533)

From contract transactions:

Payments received from contract owners	170	69	—	—	—

Payments for contract benefits or terminations	(32,809)	(14,832)	(443,772)	(169,817)	—

Transfers between sub-accounts (including fixed account), net	78	(6,121)	(30,233)	(10,349)	—

Contract maintenance charges	(147)	(267)	—	—	—

Increase (decrease) in net assets from contract transactions	(32,708)	(21,151)	(474,005)	(180,166)	—

Increase (decrease) in net assets	(66,062)	(121,757)	(829,686)	(350,123)	(6,533)

Net assets at beginning of period	328,266	331,239	2,863,545	1,963,968	31,972

Net assets at end of period	$262,204	$209,482	$2,033,859	$1,613,845	$25,439

Beginning units	16,308	11,539	128,465	31,562	861

Units issued	491	41	5,961	2,327	—

Units redeemed	(2,301)	(1,004)	(28,845)	(5,322)	—

Ending units	14,498	10,576	105,581	28,567	861
The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	LVIP JPMorgan U.S. Equity Fund Standard Class	MFS VIT Growth Series Initial Class	MFS VIT Investors Trust Series Initial Class	MFS VIT New Discovery Series Initial Class	MFS VIT Research Series Initial Class

For the Year Ended December 31, 2023

From operations:

Dividends	$32,700	$—	$3,427	$—	$3,203
Mortality and expense risk and administrative charges	(24,350)	(17,501)	(6,500)	(618)	(8,622)

Net investment income (loss)	8,350	(17,501)	(3,073)	(618)	(5,419)

Net realized gain (loss)	73,858	82,427	6,747	(488)	7,602

Capital gain distribution from mutual funds	99,284	95,067	26,373	—	33,847
Change in unrealized appreciation (depreciation) of investments	299,174	210,585	44,613	6,681	81,624

Increase (decrease) in net assets from operations	480,666	370,578	74,660	5,575	117,654

From contract transactions:

Payments received from contract owners	—	2,828	720	—	1,013

Payments for contract benefits or terminations	(304,524)	(275,421)	(29,623)	—	(34,753)
Transfers between sub-accounts (including fixed account), net	10,716	(603)	1,476	—	14

Increase (decrease) in net assets from contract transactions	(293,808)	(273,196)	(27,427)	—	(33,726)

Increase (decrease) in net assets	186,858	97,382	47,233	5,575	83,928

Net assets at beginning of period	2,029,097	1,231,875	438,568	43,278	579,946

Net assets at end of period	$2,215,955	$1,329,257	$485,801	$48,853	$663,874

Beginning units	55,386	40,439	19,588	1,453	24,762

Units issued	305	53	559	—	70

Units redeemed	(7,574)	(8,389)	(1,654)	—	(1,361)

Ending units	48,117	32,103	18,493	1,453	23,471

For the Year Ended December 31, 2022

From operations:

Dividends	$12,664	$—	$3,199	$—	$3,040
Mortality and expense risk and administrative charges	(26,785)	(19,798)	(6,607)	(1,158)	(8,909)

Net investment income (loss)	(14,121)	(19,798)	(3,408)	(1,158)	(5,869)

Net realized gain (loss)	212,177	32,426	6,355	(3,058)	10,818

Capital gain distribution from mutual funds	350,491	163,246	61,314	14,326	79,342
Change in unrealized appreciation (depreciation) of investments	(1,087,592)	(790,832)	(161,167)	(57,910)	(221,679)

Increase (decrease) in net assets from operations	(539,045)	(614,958)	(96,906)	(47,800)	(137,388)

From contract transactions:

Payments received from contract owners	—	3,253	720	—	938

Payments for contract benefits or terminations	(328,773)	(60,958)	(14,285)	(64,463)	(57,379)
Transfers between sub-accounts (including fixed account), net	(28,806)	(1,556)	(863)	—	(565)

Increase (decrease) in net assets from contract transactions	(357,579)	(59,261)	(14,428)	(64,463)	(57,006)

Increase (decrease) in net assets	(896,624)	(674,219)	(111,334)	(112,263)	(194,394)

Net assets at beginning of period	2,925,721	1,906,094	549,902	155,541	774,340

Net assets at end of period	$2,029,097	$1,231,875	$438,568	$43,278	$579,946

Beginning units	64,184	42,259	20,226	3,618	27,009

Units issued	3,849	209	55	—	39

Units redeemed	(12,647)	(2,029)	(693)	(2,165)	(2,286)

Ending units	55,386	40,439	19,588	1,453	24,762

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT Total Return Series Initial Class	MFS VIT Utilities Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class	Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I

For the Year Ended December 31, 2023

From operations:

Dividends	$9,688	$27,852	$8,822	$25,190	$10,391
Mortality and expense risk and administrative charges	(6,657)	(10,942)	(23,045)	(4,694)	(9,066)

Net investment income (loss)	3,031	16,910	(14,223)	20,496	1,325

Net realized gain (loss)	(810)	(9,103)	27,224	(144,511)	(4,780)

Capital gain distribution from mutual funds	20,176	43,096	78,684	—	11,248
Change in unrealized appreciation (depreciation) of investments	18,354	(81,333)	225,974	133,624	57,519

Increase (decrease) in net assets from operations	40,751	(30,430)	317,659	9,609	65,312

From contract transactions:

Payments received from contract owners	75	75	3,002	—	—

Payments for contract benefits or terminations	(49,617)	(75,803)	(152,465)	(3,097)	(20,089)

Transfers between sub-accounts (including fixed account), net	5,443	160	(17,179)	(583,964)	13
Contract maintenance charges	—	—	(227)	—	—

Increase (decrease) in net assets from contract transactions	(44,099)	(75,568)	(166,869)	(587,061)	(20,076)

Increase (decrease) in net assets	(3,348)	(105,998)	150,790	(577,452)	45,236

Net assets at beginning of period	489,148	843,501	1,581,241	577,452	634,570

Net assets at end of period	$485,800	$737,503	$1,732,031	$—	$679,806

Beginning units	26,020	22,345	72,550	59,065	58,863

Units issued	790	1,001	2,688	66	—

Units redeemed	(3,083)	(3,108)	(10,365)	(59,131)	(1,755)

Ending units	23,727	20,238	64,873	—	57,108

For the Year Ended December 31, 2022

From operations:

Dividends	$8,836	$20,485	$5,600	$26,690	$2,950
Mortality and expense risk and administrative charges	(7,418)	(12,166)	(25,550)	(9,464)	(9,538)

Net investment income (loss)	1,418	8,319	(19,950)	17,226	(6,588)

Net realized gain (loss)	8,898	20,052	26,801	(36,050)	(230)

Capital gain distribution from mutual funds	44,197	32,470	196,825	11,917	71,261
Change in unrealized appreciation (depreciation) of investments	(121,064)	(63,979)	(599,907)	(112,232)	(289,749)

Increase (decrease) in net assets from operations	(66,551)	(3,138)	(396,231)	(119,139)	(225,306)

From contract transactions:

Payments received from contract owners	25	25	2,065	(20,000)	—

Payments for contract benefits or terminations	(79,644)	(76,635)	(210,413)	(56,854)	(8,411)

Transfers between sub-accounts (including fixed account), net	(4,848)	1	1,913	(3,321)	242
Contract maintenance charges	—	—	(221)	—	—

Increase (decrease) in net assets from contract transactions	(84,467)	(76,609)	(206,656)	(80,175)	(8,169)

Increase (decrease) in net assets	(151,018)	(79,747)	(602,887)	(199,314)	(233,475)

Net assets at beginning of period	640,166	923,248	2,184,128	776,766	868,045

Net assets at end of period	$489,148	$843,501	$1,581,241	$577,452	$634,570

Beginning units	30,363	24,300	81,995	67,121	59,486

Units issued	1	1	92	6,535	21

Units redeemed	(4,344)	(1,956)	(9,537)	(14,591)	(644)

Ending units	26,020	22,345	72,550	59,065	58,863

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Morgan Stanley VIF Global Strategist Portfolio Class I	Morgan Stanley VIF Growth Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I	Neuberger Berman AMT Mid Cap Growth Portfolio Class I	PIMCO Real Return Portfolio Administrative Class

For the Year Ended December 31, 2023

From operations:

Dividends	$4,209	$—	$4,597	$—	$3,746
Mortality and expense risk and administrative charges	(3,410)	(17,796)	(2,907)	(673)	(1,698)

Net investment income (loss)	799	(17,796)	1,690	(673)	2,048

Net realized gain (loss)	(12,654)	(645,672)	(12,154)	577	(1,760)
Change in unrealized appreciation (depreciation) of investments	41,033	1,151,328	39,006	7,483	2,749

Increase (decrease) in net assets from operations	29,178	487,860	28,542	7,387	3,037

From contract transactions:

Payments for contract benefits or terminations	(40,663)	(189,499)	(15,415)	(2,108)	(7,639)
Transfers between sub-accounts (including fixed account), net	82	(3,928)	20,794	(3)	(4)

Increase (decrease) in net assets from contract transactions	(40,581)	(193,427)	5,379	(2,111)	(7,643)

Increase (decrease) in net assets	(11,403)	294,433	33,921	5,276	(4,606)

Net assets at beginning of period	252,194	1,118,974	201,999	47,769	130,800

Net assets at end of period	$240,791	$1,413,407	$235,920	$53,045	$126,194

Beginning units	27,720	38,597	6,081	2,125	6,236

Units issued	2	132	697	177	—

Units redeemed	(4,194)	(5,645)	(489)	(278)	(354)

Ending units	23,528	33,084	6,289	2,024	5,882

For the Year Ended December 31, 2022

From operations:

Dividends	$—	$—	$3,619	$—	$10,371
Mortality and expense risk and administrative charges	(3,968)	(23,789)	(3,787)	(761)	(1,968)

Net investment income (loss)	(3,968)	(23,789)	(168)	(761)	8,403

Net realized gain (loss)	(10,687)	(724,314)	(32,580)	2,991	(1,915)

Capital gain distribution from mutual funds	48,178	825,672	63,325	9,704	—
Change in unrealized appreciation (depreciation) of investments	(96,294)	(2,137,707)	(125,852)	(33,882)	(26,979)

Increase (decrease) in net assets from operations	(62,771)	(2,060,138)	(95,275)	(21,948)	(20,491)

From contract transactions:

Payments received from contract owners	(30,000)	—	—	—	—

Payments for contract benefits or terminations	(3,064)	(166,233)	(64,829)	(8,035)	(12,622)
Transfers between sub-accounts (including fixed account), net	(985)	(483,671)	3,944	—	(147)

Increase (decrease) in net assets from contract transactions	(34,049)	(649,904)	(60,885)	(8,035)	(12,769)

Increase (decrease) in net assets	(96,820)	(2,710,042)	(156,160)	(29,983)	(33,260)

Net assets at beginning of period	349,014	3,829,016	358,159	77,752	164,060

Net assets at end of period	$252,194	$1,118,974	$201,999	$47,769	$130,800

Beginning units	31,420	52,408	7,756	2,432	6,798

Units issued	3,457	23,240	214	—	288

Units redeemed	(7,157)	(37,051)	(1,889)	(307)	(850)

Ending units	27,720	38,597	6,081	2,125	6,236

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Short-Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class	Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I	PVC Core Plus Bond Account Class 1

For the Year Ended December 31, 2023

From operations:

Dividends	$683	$5,571	$1,511	$—	$26,838

Mortality and expense risk and administrative charges	(206)	(2,108)	(2,314)	(3,166)	(13,266)

Net investment income (loss)	477	3,463	(803)	(3,166)	13,572

Net realized gain (loss)	(11)	(2,280)	(3,851)	(3,006)	(28,433)

Capital gain distribution from mutual funds	—	—	7,220	—	—

Change in unrealized appreciation (depreciation) of investments	206	5,607	39,670	43,733	50,711

Increase (decrease) in net assets from operations	672	6,790	42,236	37,561	35,850

From contract transactions:

Payments for contract benefits or terminations	(451)	(7,249)	(7,885)	(4,018)	(94,851)

Transfers between sub-accounts (including fixed account), net	(1)	7	(442)	(274)	(1,057)

Increase (decrease) in net assets from contract transactions	(452)	(7,242)	(8,327)	(4,292)	(95,908)

Increase (decrease) in net assets	220	(452)	33,909	33,269	(60,058)

Net assets at beginning of period	15,288	157,865	159,697	221,402	984,105

Net assets at end of period	$15,508	$157,413	$193,606	$254,671	$924,047

Beginning units	1,246	8,519	4,648	7,842	106,370

Units issued	—	—	—	—	3,362

Units redeemed	(36)	(391)	(218)	(145)	(13,586)

Ending units	1,210	8,128	4,430	7,697	96,146

For the Year Ended December 31, 2022

From operations:

Dividends	$339	$5,437	$1,149	$—	$32,848

Mortality and expense risk and administrative charges	(325)	(2,890)	(2,372)	(3,308)	(16,170)

Net investment income (loss)	14	2,547	(1,223)	(3,308)	16,678

Net realized gain (loss)	(258)	(18,549)	(2,271)	(1,097)	(32,534)

Capital gain distribution from mutual funds	50	—	27,698	47,477	12,422

Change in unrealized appreciation (depreciation) of investments	(326)	(24,287)	(66,568)	(147,092)	(205,741)

Increase (decrease) in net assets from operations	(520)	(40,289)	(42,364)	(104,020)	(209,175)

From contract transactions:

Payments for contract benefits or terminations	(13,704)	(83,368)	(4,999)	(3,654)	(262,164)

Transfers between sub-accounts (including fixed account), net	(1)	—	(2,628)	2,414	83

Increase (decrease) in net assets from contract transactions	(13,705)	(83,368)	(7,627)	(1,240)	(262,081)

Increase (decrease) in net assets	(14,225)	(123,657)	(49,991)	(105,260)	(471,256)

Net assets at beginning of period	29,513	281,522	209,688	326,662	1,455,361

Net assets at end of period	$15,288	$157,865	$159,697	$221,402	$984,105

Beginning units	2,370	12,845	4,848	7,869	133,207

Units issued	—	—	—	82	608

Units redeemed	(1,124)	(4,326)	(200)	(109)	(27,445)

Ending units	1,246	8,519	4,648	7,842	106,370

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Diversified International Account Class 1	PVC Equity Income Account Class 1	PVC Government & High Quality Bond Account Class 1	PVC Large Cap Growth Account I Class 1	PVC Principal Capital Appreciation Account Class 1

For the Year Ended December 31, 2023

From operations:

Dividends	$13,318	$50,956	$11,933	$—	$70,605
Mortality and expense risk and administrative charges	(14,607)	(33,747)	(7,365)	(116,247)	(123,174)

Net investment income (loss)	(1,289)	17,209	4,568	(116,247)	(52,569)

Net realized gain (loss)	10,037	31,988	(20,291)	(34,469)	352,234

Capital gain distribution from mutual funds	—	113,286	—	414,226	553,137
Change in unrealized appreciation (depreciation) of investments	145,123	64,698	30,410	2,421,519	1,030,859

Increase (decrease) in net assets from operations	153,871	227,181	14,687	2,685,029	1,883,661

From contract transactions:

Payments received from contract owners	—	3,600	—	225	—

Payments for contract benefits or terminations	(34,300)	(74,632)	(60,214)	(602,402)	(981,273)
Transfers between sub-accounts (including fixed account), net	677	(206)	(193)	13,540	1,758

Increase (decrease) in net assets from contract transactions	(33,623)	(71,238)	(60,407)	(588,637)	(979,515)

Increase (decrease) in net assets	120,248	155,943	(45,720)	2,096,392	904,146

Net assets at beginning of period	984,677	2,408,207	546,444	7,317,124	8,516,976

Net assets at end of period	$1,104,925	$2,564,150	$500,724	$9,413,516	$9,421,122

Beginning units	334,972	107,256	199,879	610,964	707,535

Units issued	2,633	132	5,764	7,346	11

Units redeemed	(14,182)	(5,355)	(35,095)	(50,380)	(51,175)

Ending units	323,423	102,033	170,548	567,930	656,371

For the Year Ended December 31, 2022

From operations:

Dividends	$27,373	$50,100	$8,149	$—	$73,817
Mortality and expense risk and administrative charges	(15,643)	(37,814)	(8,622)	(124,398)	(135,438)

Net investment income (loss)	11,730	12,286	(473)	(124,398)	(61,621)

Net realized gain (loss)	63,719	214,861	(23,325)	76,328	612,492

Capital gain distribution from mutual funds	97,243	290,167	—	1,022,243	1,102,078
Change in unrealized appreciation (depreciation) of investments	(478,075)	(885,974)	(66,038)	(5,264,254)	(3,771,319)

Increase (decrease) in net assets from operations	(305,383)	(368,660)	(89,836)	(4,290,081)	(2,118,370)

From contract transactions:

Payments received from contract owners	—	3,600	—	275	—

Payments for contract benefits or terminations	(227,905)	(426,595)	(94,477)	(1,041,804)	(1,627,314)
Transfers between sub-accounts (including fixed account), net	118	(13)	(8)	1,698	(19,814)

Increase (decrease) in net assets from contract transactions	(227,787)	(423,008)	(94,485)	(1,039,831)	(1,647,128)

Increase (decrease) in net assets	(533,170)	(791,668)	(184,321)	(5,329,912)	(3,765,498)

Net assets at beginning of period	1,517,847	3,199,875	730,765	12,647,036	12,282,474

Net assets at end of period	$984,677	$2,408,207	$546,444	$7,317,124	$8,516,976

Beginning units	379,999	126,735	234,917	685,657	832,854

Units issued	465	107	1,086	1,540	2,340

Units redeemed	(45,492)	(19,586)	(36,124)	(76,233)	(127,659)

Ending units	334,972	107,256	199,879	610,964	707,535

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC SAM Balanced Portfolio Class 1	PVC SAM Conservative Balanced Portfolio Class 1	PVC SAM Conservative Growth Portfolio Class 1	PVC SAM Flexible Income Portfolio Class 1	PVC SAM Strategic Growth Portfolio Class 1

For the Year Ended December 31, 2023

From operations:

Dividends	$209,621	$4,465	$219,935	$27,729	$65,170
Mortality and expense risk and administrative charges	(125,706)	(3,019)	(176,822)	(12,486)	(68,161)

Net investment income (loss)	83,915	1,446	43,113	15,243	(2,991)

Net realized gain (loss)	(296,701)	(16,304)	61,566	(30,513)	78,490

Capital gain distribution from mutual funds	373,611	1,099	641,801	—	168,252
Change in unrealized appreciation (depreciation) of investments	1,051,423	34,907	1,336,056	80,342	651,777

Increase (decrease) in net assets from operations	1,212,248	21,148	2,082,536	65,072	895,528

From contract transactions:

Payments received from contract owners	—	—	600	—	—

Payments for contract benefits or terminations	(1,476,453)	(144,854)	(1,389,718)	(140,648)	(961,159)
Transfers between sub-accounts (including fixed account), net	(8,233)	120	1,607	248	(6,044)

Increase (decrease) in net assets from contract transactions	(1,484,686)	(144,734)	(1,387,511)	(140,400)	(967,203)

Increase (decrease) in net assets	(272,438)	(123,586)	695,025	(75,328)	(71,675)

Net assets at beginning of period	9,169,549	287,706	12,428,178	921,073	4,783,509

Net assets at end of period	$8,897,111	$164,120	$13,123,203	$845,745	$4,711,834

Beginning units	1,048,463	25,043	1,549,937	131,174	370,888

Units issued	51,092	—	115	58	61

Units redeemed	(185,802)	(11,265)	(78,185)	(13,026)	(164,217)

Ending units	913,753	13,778	1,471,867	118,206	206,732

For the Year Ended December 31, 2022

From operations:

Dividends	$237,541	$7,585	$286,615	$35,961	$110,956
Mortality and expense risk and administrative charges	(150,931)	(5,320)	(194,984)	(17,058)	(74,569)

Net investment income (loss)	86,610	2,265	91,631	18,903	36,387

Net realized gain (loss)	(6,946)	(2,883)	213,925	(90,976)	125,849

Capital gain distribution from mutual funds	1,317,788	28,840	1,473,920	97,392	541,255
Change in unrealized appreciation (depreciation) of investments	(3,641,924)	(104,100)	(4,937,141)	(238,773)	(1,998,376)

Increase (decrease) in net assets from operations	(2,244,472)	(75,878)	(3,157,665)	(213,454)	(1,294,885)

From contract transactions:

Payments received from contract owners	—	—	600	—	—

Payments for contract benefits or terminations	(2,844,698)	(141,724)	(1,334,828)	(334,824)	(770,790)
Transfers between sub-accounts (including fixed account), net	(9,734)	8	(28,917)	5,101	(13,938)

Increase (decrease) in net assets from contract transactions	(2,854,432)	(141,716)	(1,363,145)	(329,723)	(784,728)

Increase (decrease) in net assets	(5,098,904)	(217,594)	(4,520,810)	(543,177)	(2,079,613)

Net assets at beginning of period	14,268,453	505,300	16,948,988	1,464,250	6,863,122

Net assets at end of period	$9,169,549	$287,706	$12,428,178	$921,073	$4,783,509

Beginning units	1,379,571	36,265	1,650,343	159,464	406,153

Units issued	2,275	—	1,938	98	38

Units redeemed	(333,383)	(11,222)	(102,344)	(28,388)	(35,303)

Ending units	1,048,463	25,043	1,549,937	131,174	370,888

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Short-Term Income Account Class 1	PVC SmallCap Account Class 1	Putnam VT Focused International Equity Fund Class IB	Putnam VT International Value Fund Class IB	Putnam VT Large Cap Value Fund Class IB

For the Year Ended December 31, 2023

From operations:

Dividends	$5,119	$7,749	$774	$720	$7,387
Mortality and expense risk and administrative charges	(4,057)	(36,925)	(1,303)	(659)	(4,939)

Net investment income (loss)	1,062	(29,176)	(529)	61	2,448

Net realized gain (loss)	(1,589)	(12,222)	(15,647)	624	1,411

Capital gain distribution from mutual funds	—	—	—	—	20,708
Change in unrealized appreciation (depreciation) of investments	12,078	398,954	28,185	7,005	24,930

Increase (decrease) in net assets from operations	11,551	357,556	12,009	7,690	49,497

From contract transactions:

Payments received from contract owners	225	—	—	—	—

Payments for contract benefits or terminations	(53,499)	(236,706)	(70,948)	(2,332)	(6,587)

Transfers between sub-accounts (including fixed account), net	(10)	(3,546)	15,240	—	1
Contract maintenance charges	—	—	(21)	—	—

Increase (decrease) in net assets from contract transactions	(53,284)	(240,252)	(55,729)	(2,332)	(6,586)

Increase (decrease) in net assets	(41,733)	117,304	(43,720)	5,358	42,911

Net assets at beginning of period	301,008	2,635,600	103,295	45,928	354,816

Net assets at end of period	$259,275	$2,752,904	$59,575	$51,286	$397,727

Beginning units	152,890	439,259	6,070	2,913	12,566

Units issued	323	1	746	—	—

Units redeemed	(26,068)	(35,455)	(3,710)	(135)	(223)

Ending units	127,145	403,805	3,106	2,778	12,343

For the Year Ended December 31, 2022

From operations:

Dividends	$3,684	$1,759	$1,880	$931	$6,386
Mortality and expense risk and administrative charges	(4,415)	(42,313)	(1,381)	(622)	(5,356)

Net investment income (loss)	(731)	(40,554)	499	309	1,030

Net realized gain (loss)	(1,350)	8,113	7,673	493	6,982

Capital gain distribution from mutual funds	457	519,524	42,671	1,623	37,000
Change in unrealized appreciation (depreciation) of investments	(14,355)	(1,288,317)	(77,444)	(6,636)	(69,505)

Increase (decrease) in net assets from operations	(15,979)	(801,234)	(26,601)	(4,211)	(24,493)

From contract transactions:

Payments received from contract owners	275	—	—	—	—

Payments for contract benefits or terminations	(32,219)	(309,744)	(14,982)	(2,560)	(79,555)

Transfers between sub-accounts (including fixed account), net	(9)	(4,745)	(1,567)	(1)	(32)
Contract maintenance charges	—	—	(26)	—	—

Increase (decrease) in net assets from contract transactions	(31,953)	(314,489)	(16,575)	(2,561)	(79,587)

Increase (decrease) in net assets	(47,932)	(1,115,723)	(43,176)	(6,772)	(104,080)

Net assets at beginning of period	348,940	3,751,323	146,471	52,700	458,896

Net assets at end of period	$301,008	$2,635,600	$103,295	$45,928	$354,816

Beginning units	165,253	484,036	7,190	3,074	15,532

Units issued	909	1,577	7	—	—

Units redeemed	(13,272)	(46,354)	(1,127)	(161)	(2,966)

Ending units	152,890	439,259	6,070	2,913	12,566

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Core Bond Fund	VALIC Company I Government Money Market I Fund	VALIC Company I Government Securities Fund	VALIC Company I High Yield Bond Fund	VALIC Company I International Equities Index Fund

For the Year Ended December 31, 2023

From operations:

Dividends	$3,561	$—	$9,818	$3,089	$14,127
Mortality and expense risk and administrative charges	(2,155)	—	(5,217)	(703)	(7,547)

Net investment income (loss)	1,406	—	4,601	2,386	6,580

Net realized gain (loss)	(2,484)	—	(10,573)	(238)	9,176

Capital gain distribution from mutual funds	367	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	8,213	—	14,674	3,215	65,119

Increase (decrease) in net assets from operations	7,502	—	8,702	5,363	80,875

From contract transactions:

Payments received from contract owners	180	—	—	—	—

Payments for contract benefits or terminations	(11,421)	—	(41,785)	(839)	(28,436)

Transfers between sub-accounts (including fixed account), net	2,154	—	3,088	(160)	49
Contract maintenance charges	—	—	(156)	(42)	(85)

Increase (decrease) in net assets from contract transactions	(9,087)	—	(38,853)	(1,041)	(28,472)

Increase (decrease) in net assets	(1,585)	—	(30,151)	4,322	52,403

Net assets at beginning of period	155,495	—	377,674	47,161	526,073

Net assets at end of period	$153,910	$—	$347,523	$51,483	$578,476

Beginning units	6,835	—	23,029	1,883	39,260

Units issued	107	—	323	—	1,406

Units redeemed	(499)	—	(2,610)	(39)	(3,053)

Ending units	6,443	—	20,742	1,844	37,613

For the Year Ended December 31, 2022

From operations:

Dividends	$2,295	$4,102	$8,466	$1,940	$16,832
Mortality and expense risk and administrative charges	(2,548)	(26,870)	(5,943)	(806)	(7,497)

Net investment income (loss)	(253)	(22,768)	2,523	1,134	9,335

Net realized gain (loss)	(3,881)	(3)	(6,794)	383	4,031

Capital gain distribution from mutual funds	1,943	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	(29,619)	3	(53,430)	(8,854)	(115,414)

Increase (decrease) in net assets from operations	(31,810)	(22,768)	(57,701)	(7,337)	(102,048)

From contract transactions:

Payments received from contract owners	170	559	—	—	—

Payments for contract benefits or terminations	(5,340)	(290,109)	(45,068)	(7,537)	(23,839)

Transfers between sub-accounts (including fixed account), net	(13,245)	(3,713,152)	(4,215)	(101)	255
Contract maintenance charges	—	(237)	(185)	(51)	(101)

Increase (decrease) in net assets from contract transactions	(18,415)	(4,002,939)	(49,468)	(7,689)	(23,685)

Increase (decrease) in net assets	(50,225)	(4,025,707)	(107,169)	(15,026)	(125,733)

Net assets at beginning of period	205,720	4,025,707	484,843	62,187	651,806

Net assets at end of period	$155,495	$—	$377,674	$47,161	$526,073

Beginning units	7,650	378,057	25,854	2,190	40,739

Units issued	88	5,946	7	—	48

Units redeemed	(903)	(384,003)	(2,832)	(307)	(1,527)

Ending units	6,835	—	23,029	1,883	39,260

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Value Fund	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund	VALIC Company I Small Cap Index Fund

For the Year Ended December 31, 2023

From operations:

Dividends	$10,212	$13,448	$511	$—	$1,432
Mortality and expense risk and administrative charges	(9,356)	(23,962)	(2,631)	(1,994)	(1,419)

Net investment income (loss)	856	(10,514)	(2,120)	(1,994)	13

Net realized gain (loss)	(14,734)	(30,864)	3,221	(3,480)	(556)

Capital gain distribution from mutual funds	106,141	325,799	21,144	38,685	21,972
Change in unrealized appreciation (depreciation) of investments	18,916	(41,594)	55,098	65,254	(6,966)

Increase (decrease) in net assets from operations	111,179	242,827	77,343	98,465	14,463

From contract transactions:

Payments received from contract owners	35	29,576	—	—	—

Payments for contract benefits or terminations	(83,828)	(178,646)	(2,538)	(16,180)	(190)

Transfers between sub-accounts (including fixed account), net	(529)	(7,226)	(87)	(578)	(7)
Contract maintenance charges	—	(270)	—	(40)	—

Increase (decrease) in net assets from contract transactions	(84,322)	(156,566)	(2,625)	(16,798)	(197)

Increase (decrease) in net assets	26,857	86,261	74,718	81,667	14,266

Net assets at beginning of period	829,241	1,708,433	148,751	186,874	98,113

Net assets at end of period	$856,098	$1,794,694	$223,469	$268,541	$112,379

Beginning units	16,142	41,899	3,303	19,926	3,411

Units issued	85	1,036	1	2	—

Units redeemed	(2,043)	(4,777)	(78)	(714)	(5)

Ending units	14,184	38,158	3,226	19,214	3,406

For the Year Ended December 31, 2022

From operations:

Dividends	$11,301	$6,185	$435	$—	$1,009
Mortality and expense risk and administrative charges	(9,751)	(27,301)	(2,426)	(2,150)	(1,660)

Net investment income (loss)	1,550	(21,116)	(1,991)	(2,150)	(651)

Net realized gain (loss)	6,116	(8,620)	1,610	24,958	(3,039)

Capital gain distribution from mutual funds	71,834	144,406	17,908	62,635	13,840
Change in unrealized appreciation (depreciation) of investments	(220,119)	(330,117)	(93,338)	(223,598)	(44,814)

Increase (decrease) in net assets from operations	(140,619)	(215,447)	(75,811)	(138,155)	(34,664)

From contract transactions:

Payments received from contract owners	35	5,625	—	—	—

Payments for contract benefits or terminations	(15,345)	(249,473)	(467)	(88,296)	(24,742)

Transfers between sub-accounts (including fixed account), net	(255)	(154)	25	6,422	7
Contract maintenance charges	—	(258)	—	(45)	—

Increase (decrease) in net assets from contract transactions	(15,565)	(244,260)	(442)	(81,919)	(24,735)

Increase (decrease) in net assets	(156,184)	(459,707)	(76,253)	(220,074)	(59,399)

Net assets at beginning of period	985,425	2,168,140	225,004	406,948	157,512

Net assets at end of period	$829,241	$1,708,433	$148,751	$186,874	$98,113

Beginning units	16,406	47,963	3,315	23,078	4,162

Units issued	92	158	—	76	—

Units redeemed	(356)	(6,222)	(12)	(3,228)	(751)

Ending units	16,142	41,899	3,303	19,926	3,411

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Stock Index Fund	VALIC Company I Systematic Core Fund	VALIC Company I Systematic Growth Fund

For the Year Ended December 31, 2023

From operations:

Dividends	$209,606	$23,443	$—
Mortality and expense risk and administrative charges	(167,773)	(34,636)	(224)

Net investment income (loss)	41,833	(11,193)	(224)

Net realized gain (loss)	1,006,275	175,638	(34)

Capital gain distribution from mutual funds	1,141,986	106,960	8,930
Change in unrealized appreciation (depreciation) of investments	1,229,807	221,062	11,362

Increase (decrease) in net assets from operations	3,419,901	492,467	20,034

From contract transactions:

Payments received from contract owners	3,362	—	—

Payments for contract benefits or terminations	(2,912,716)	(301,053)	—

Transfers between sub-accounts (including fixed account), net	(22,006)	1,069	(3)

Contract maintenance charges	(998)	(599)	—
Adjustments to net assets allocated to contracts in payout period	(33,675)	—	—

Increase (decrease) in net assets from contract transactions	(2,966,033)	(300,583)	(3)

Increase (decrease) in net assets	453,868	191,884	20,031

Net assets at beginning of period	15,459,722	2,365,624	45,288

Net assets at end of period	$15,913,590	$2,557,508	$65,319

Beginning units	197,196	59,731	1,029

Units issued	1,300	1,229	—

Units redeemed	(35,598)	(7,903)	—

Ending units	162,898	53,057	1,029

For the Year Ended December 31, 2022

From operations:

Dividends	$218,568	$6,255	$—
Mortality and expense risk and administrative charges	(185,890)	(38,103)	(217)

Net investment income (loss)	32,678	(31,848)	(217)

Net realized gain (loss)	1,062,581	173,595	(1)

Capital gain distribution from mutual funds	1,502,041	14,054	9,774
Change in unrealized appreciation (depreciation) of investments	(6,524,485)	(785,290)	(38,583)

Increase (decrease) in net assets from operations	(3,927,185)	(629,489)	(29,027)

From contract transactions:

Payments received from contract owners	2,475	—	—

Payments for contract benefits or terminations	(1,629,602)	(256,855)	—

Transfers between sub-accounts (including fixed account), net	(17,492)	(3,526)	3

Contract maintenance charges	(1,144)	(700)	—
Adjustments to net assets allocated to contracts in payout period	90,004	—	—

Increase (decrease) in net assets from contract transactions	(1,555,759)	(261,081)	3

Increase (decrease) in net assets	(5,482,944)	(890,570)	(29,024)

Net assets at beginning of period	20,942,666	3,256,194	74,312

Net assets at end of period	$15,459,722	$2,365,624	$45,288

Beginning units	217,777	65,857	1,029

Units issued	1,909	33	—

Units redeemed	(22,490)	(6,159)	—

Ending units	197,196	59,731	1,029

 The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account D (“the Separate Account”) is a segregated investment account established by American General Life Insurance Company (“AGL”) to receive and invest premium payments from variable annuity contracts issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life”), which is wholly owned by Corebridge Life Holdings, Inc. (formerly known as AIG Life Holdings, Inc.) (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”), which American International Group, Inc. (“AIG”) owns 52.2% of their outstanding common stock as of December 31, 2023. AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 190 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Separate Account includes the following products, which are no longer available for sale:

Chairman Variable Annuity	Select Reserve

Elite Plus Bonus Variable Annuity	The One Multi Manager Variable Annuity

GENERATIONS™	VAriety Plus®

Individual Variable Annuity Contract (AGVH)	WM Advantage

Individual Variable Annuity Contract (AGVU)	WM Strategic Asset Manager

Individual Variable Annuity Contract (Franklin)	Other Separate Account D contracts

Platinum Investor®

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2023 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

American Century Variable Portfolios, Inc. (American Century VP)

American Century VP Value Fund Class I

BNY Mellon Investment Portfolios (BNY Mellon IP)

BNY Mellon IP MidCap Stock Portfolio Initial Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares

BNY Mellon Variable Investment Fund (BNY Mellon VIF)

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares

Fidelity Variable Insurance Products (Fidelity VIP)

Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class

Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Index 500 Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

Fidelity VIP Government Money Market Portfolio Initial Class

Franklin Templeton Variable Insurance Products Trust (FTVIP)

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2

FTVIP Templeton Developing Markets VIP Fund Class 2

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)

Goldman Sachs VIT Strategic Growth Fund Institutional Shares

Invesco Funds

Invesco Comstock Fund Class A	Invesco Government Money Market Fund Class AX

Invesco Corporate Bond Fund Class A(b)	Invesco High Yield Fund Class A

Invesco Variable Insurance Funds (Invesco V.I.)

Invesco V.I. American Franchise Fund Series I	Invesco V.I. Global Core Equity Fund Series I

Invesco V.I. American Value Fund Series I	Invesco V.I. Global Strategic Income Fund Series I

Invesco V.I. Capital Appreciation Fund Series I	Invesco V.I. Government Securities Fund Series I

Invesco V.I. Comstock Fund Series I	Invesco V.I. Growth and Income Fund Series I

Invesco V.I. Core Equity Fund Series I	Invesco V.I. High Yield Fund Series I

Invesco V.I. Core Plus Bond Fund Series I	Invesco V.I. Main Street Fund Series I

Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. Main Street Small Cap Fund Series I

Janus Aspen Series (Janus)

Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares

Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares

Lincoln Variable Insurance Products Trust (LVIP)

LVIP JPMorgan Core Bond Fund Standard Class(e)	LVIP JPMorgan Small Cap Core Fund Standard Class(g)

LVIP JPMorgan Mid Cap Value Fund Standard Class(f)	LVIP JPMorgan U.S. Equity Fund Standard Class(h)

MFS Variable Insurance Trust (MFS VIT)

MFS VIT Growth Series Initial Class	MFS VIT Research Series Initial Class

MFS VIT Investors Trust Series Initial Class	MFS VIT Total Return Series Initial Class

MFS VIT New Discovery Series Initial Class	MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II)

MFS VIT II Core Equity Portfolio Initial Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I(i)	Morgan Stanley VIF Growth Portfolio Class I

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I

Morgan Stanley VIF Global Strategist Portfolio Class I

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)

Neuberger Berman AMT Mid Cap Growth Portfolio Class I

PIMCO Variable Insurance Trust (PIMCO)

PIMCO Real Return Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class

PIMCO Short-Term Portfolio Administrative Class

Pioneer Variable Contracts Trust (Pioneer)

Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I

Principal Variable Contracts Funds, Inc. (PVC)

PVC Core Plus Bond Account Class 1	PVC SAM Conservative Balanced Portfolio Class 1

PVC Diversified International Account Class 1	PVC SAM Conservative Growth Portfolio Class 1

PVC Equity Income Account Class 1	PVC SAM Flexible Income Portfolio Class 1

PVC Government & High Quality Bond Account Class 1	PVC SAM Strategic Growth Portfolio Class 1

PVC Large Cap Growth Account I Class 1	PVC Short-Term Income Account Class 1

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Principal Variable Contracts Funds, Inc. (PVC)

PVC Principal Capital Appreciation Account Class 1	PVC SmallCap Account Class 1

PVC SAM Balanced Portfolio Class 1

Putnam Variable Trust (Putnam VT)

Putnam VT Focused International Equity Fund Class IB	Putnam VT Large Cap Value Fund Class IB

Putnam VT International Value Fund Class IB

Royce Capital Fund (Royce)

Royce Small-Cap Portfolio Investment Class(b)

VALIC Company I(a)

VALIC Company I Asset Allocation Fund(b)	VALIC Company I Mid Cap Index Fund

VALIC Company I Core Bond Fund	VALIC Company I Mid Cap Value Fund

VALIC Company I Dividend Value Fund(b)	VALIC Company I Nasdaq-100 Index Fund

VALIC Company I Government Money Market I Fund(c)	VALIC Company I Science & Technology Fund

VALIC Company I Government Securities Fund	VALIC Company I Small Cap Index Fund

VALIC Company I High Yield Bond Fund	VALIC Company I Stock Index Fund

VALIC Company I International Equities Index Fund	VALIC Company I Systematic Core Fund

VALIC Company I International Socially Responsible Fund(b)	VALIC Company I Systematic Growth Fund(d)

(a)

VALIC Company I is an affiliated investment Company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of AGL, serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I. SunAmerica Asset Management, LLC., an affiliate of AGL, serves as the administrator to each series of VALIC Company I and as the investment sub-advisor to certain series of VALIC Company I.

(b)	Sub-account had no activity during the current or prior year and no assets or liabilities as of December 31, 2023.

(c)	Statements of Operations and Changes in Net Assets for the period January 1, 2022 to July 22, 2022 (cessation of operations).

(d)	Formerly VALIC Company I Blue Chip Growth Fund.

(e)	Formerly JPMorgan Insurance Trust Core Bond Portfolio.

(f)	Formerly JPMorgan Insurance Trust Mid Cap Value Portfolio.

(g)	Formerly JPMorgan Insurance Trust Small Cap Core Portfolio..

(h)	Formerly JPMorgan Insurance Trust U.S.Equity Portfolio.

(i)	Statements of Operations and Changes in Net Assets for the period January 1, 2022 to December 31, 2022 and January 1, 2023 to July 28, 2023 (cessation of operations).

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 3.00 percent is used in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AGL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

•

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances for these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2023 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2023, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses AGL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*	Annual Maintenance Charge*
Chairman Variable Annuity	1.40%	N/A
Elite Plus Bonus Variable Annuity**	1.40%	$30
GENERATIONS™	1.40%	$30
Individual Variable Annuity Contract(AGVH)	1.25%	$30
Individual Variable Annuity Contract(AGVU)	1.25%	$30
Platinum Investor®	1.35%	N/A
The One Multi Manager Variable Annuity	1.15%	N/A
Select Reserve	0.40%	N/A
VAriety Plus®	1.55%	$36
WM Advantage	1.40%	N/A
WM Strategic Asset Manager	1.40%	$35
Other Separate Account D contracts	1.0017%	N/A

*

An annual maintenance charge may be imposed on the last day of each contract year during the accumulation period for administrative expenses with respect to each contract. The annual maintenance charge is paid by redemption of units outstanding.

**	Elite Plus Bonus Variable Annuity has an additional 0.05% optional death benefit charge and 0.10% optional annual benefit step-up charge.

For the Individual Variable Annuity Contract (Franklin), expense charges for each subaccount are as follows:

Sub-accounts	Separate Account Annual Charges*	Investment Management Charge*
Fidelity VIP Government Money Market Portfolio Initial Class	1.06%	0.23%

VALIC Company I Stock Index Fund (Sub-account A & B)	1.00%	0.29%

*	Total annual Separate Account expenses are capped at 1.44 percent.

Contract Fees, Sales and Administrative Charges: Each year AGL charges an annual contract fee against each contract owner’s account for administrative expenses. These charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

AGL may deduct a sales charge to cover sales expenses, including commissions under the Individual Variable Annuity Contracts (AGVH & AGVU). The sales charge is deducted from the payments received from contract owners.

Certain purchase payments for the Other Separate Account D Contracts are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payments received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets. For these contracts, deductions for sales and administrative charges is up to 6 percent from each group (group contracts are no longer offered) and 8.75 percent from each individual variable annuity contract.

Contract Maintenance Charge for the Elite Plus Bonus Variable Annuity and The One Multi Manager Variable Annuity: During the accumulation phase, an annual contract maintenance charge is assessed by AGL on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by AGL related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

For Elite Plus Bonus Variable Annuity product, an annual account maintenance charge of $30 is assessed by AGL on the contract anniversary, unless on contract anniversary the contract value equals or exceeds $40,000, in which case, no account maintenance charge is assessed against the contract.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

For the Variable Annuity Contracts, a minimum withdrawal charge of $5 to a maximum of $5 plus 2 percent may be charge for each withdrawal made before the contract owner reaches the age of 59 1⁄2.

For the Chairman Variable Annuity, the maximum withdrawal charge is 6 percent of purchase payments withdrawn during the first two years after receipt. The percentage declines ratably until elimination after the seventh year.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the contract year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, AGL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales

American Century VP Value Fund Class I	$27,437	$4,802

BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,723	2,851

BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	30,128	11,057

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	3,448	10,188

Fidelity VIP Asset Manager Portfolio Initial Class	22,504	20,586

Fidelity VIP Asset Manager Portfolio Service Class 2	2,390	1,040

Fidelity VIP Contrafund Portfolio Initial Class	67,878	150,158

Fidelity VIP Contrafund Portfolio Service Class 2	19,508	22,407

Fidelity VIP Equity-Income Portfolio Initial Class	37,620	62,768

Fidelity VIP Equity-Income Portfolio Service Class 2	10,906	24,256

Fidelity VIP Government Money Market Portfolio Initial Class	584,077	669,826

Fidelity VIP Growth Portfolio Initial Class	76,750	258,261

Fidelity VIP Growth Portfolio Service Class 2	16,076	16,765

Fidelity VIP High Income Portfolio Initial Class	5,697	5,617

Fidelity VIP Index 500 Portfolio Initial Class	54,040	167,460

Fidelity VIP Investment Grade Bond Portfolio Initial Class	1,789	7,034

Fidelity VIP Overseas Portfolio Initial Class	902	2,319

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	9,267	353,670

FTVIP Templeton Developing Markets VIP Fund Class 2	11,695	73,651

FTVIP Templeton Foreign VIP Fund Class 2	6,289	30,517

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,547	2,131

Invesco Comstock Fund Class A	178,957	171,079

Invesco Government Money Market Fund Class AX	1,550	4,911

Invesco High Yield Fund Class A	11,604	53,600

Invesco V.I. American Franchise Fund Series I	546,894	1,884,710

Invesco V.I. American Value Fund Series I	471,867	439,518

Invesco V.I. Capital Appreciation Fund Series I	38,142	365,417

Invesco V.I. Comstock Fund Series I	155,553	265,047

Invesco V.I. Core Equity Fund Series I	67,531	218,576

Invesco V.I. Core Plus Bond Fund Series I	4,740	28,895

Invesco V.I. EQV International Equity Fund Series 1	4,714	272,939

Invesco V.I. Global Core Equity Fund Series I	4,499	35,738

Invesco V.I. Global Strategic Income Fund Series I	6,559	29,390

Invesco V.I. Government Securities Fund Series I	381,625	28,860

Invesco V.I. Growth and Income Fund Series I	882,160	1,186,943

Invesco V.I. High Yield Fund Series I	10,911	36,165

Invesco V.I. Main Street Fund Series I	327,377	479,297

Invesco V.I. Main Street Small Cap Fund Series I	20,995	96,486

Janus Henderson Enterprise Portfolio Service Shares	7,587	2,801

Janus Henderson Global Research Portfolio Service Shares	281	1,151

Janus Henderson Overseas Portfolio Service Shares	13,481	43,699

Janus Henderson Research Portfolio Service Shares	3,630	25,368

LVIP JPMorgan Core Bond Fund Standard Class	79,463	345,410

LVIP JPMorgan Mid Cap Value Fund Standard Class	179,469	236,402

LVIP JPMorgan Small Cap Core Fund Standard Class	523	8,060

LVIP JPMorgan U.S. Equity Fund Standard Class	143,840	330,015

MFS VIT Growth Series Initial Class	96,510	292,140

MFS VIT Investors Trust Series Initial Class	43,115	47,243

MFS VIT New Discovery Series Initial Class	0	618

MFS VIT Research Series Initial Class	38,115	43,412

MFS VIT Total Return Series Initial Class	44,880	65,773

MFS VIT Utilities Series Initial Class	106,123	121,684

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales

MFS VIT II Core Equity Portfolio Initial Class	$143,921	$246,327

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	25,746	592,311

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	21,638	29,141

Morgan Stanley VIF Global Strategist Portfolio Class I	4,209	43,992

Morgan Stanley VIF Growth Portfolio Class I	3,982	215,205

Morgan Stanley VIF U.S. Real Estate Portfolio Class I	26,321	19,251

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	4,380	7,164

PIMCO Real Return Portfolio Administrative Class	3,746	9,341

PIMCO Short-Term Portfolio Administrative Class	683	657

PIMCO Total Return Portfolio Administrative Class	5,571	9,351

Pioneer Fund VCT Portfolio Class I	8,731	10,641

Pioneer Select Mid Cap Growth VCT Portfolio Class I	0	7,458

PVC Core Plus Bond Account Class 1	58,108	140,444

PVC Diversified International Account Class 1	19,959	54,871

PVC Equity Income Account Class 1	165,849	106,591

PVC Government & High Quality Bond Account Class 1	23,196	79,035

PVC Large Cap Growth Account I Class 1	505,196	795,855

PVC Principal Capital Appreciation Account Class 1	623,741	1,102,689

PVC SAM Balanced Portfolio Class 1	1,595,247	2,622,407

PVC SAM Conservative Balanced Portfolio Class 1	5,564	147,753

PVC SAM Conservative Growth Portfolio Class 1	862,634	1,565,230

PVC SAM Flexible Income Portfolio Class 1	27,766	152,922

PVC SAM Strategic Growth Portfolio Class 1	234,640	1,036,582

PVC Short-Term Income Account Class 1	5,667	57,887

PVC SmallCap Account Class 1	7,749	277,176

Putnam VT Focused International Equity Fund Class IB	16,122	72,380

Putnam VT International Value Fund Class IB	720	2,991

Putnam VT Large Cap Value Fund Class IB	28,096	11,525

VALIC Company I Core Bond Fund	6,352	13,666

VALIC Company I Government Securities Fund	15,340	49,591

VALIC Company I High Yield Bond Fund	3,093	1,749

VALIC Company I International Equities Index Fund	38,070	59,961

VALIC Company I Mid Cap Index Fund	121,651	98,976

VALIC Company I Mid Cap Value Fund	383,061	224,343

VALIC Company I Nasdaq-100 Index Fund	21,660	5,262

VALIC Company I Science & Technology Fund	38,698	18,803

VALIC Company I Small Cap Index Fund	23,408	1,620

VALIC Company I Stock Index Fund	1,447,551	3,284,338

VALIC Company I Systematic Core Fund	187,282	392,099

VALIC Company I Systematic Growth Fund	8,931	228

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2023, follows:

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

American Century VP Value Fund Class I	6,150		46.67	287,026	2.33		1.35		7.64

BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,043		37.38	76,365	0.76		1.35		16.73

BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	9,432		28.28	266,736	0.72		1.35		22.17

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	4,925		28.60	140,833	0.32		1.35		7.82

Fidelity VIP Asset Manager Portfolio Initial Class	34,437	6.39	15.84	365,664	2.36	1.40	1.55	11.21	11.38

Fidelity VIP Asset Manager Portfolio Service Class 2	3,588		21.30	76,438	2.20		1.35		11.15

Fidelity VIP Contrafund Portfolio Initial Class	28,871		46.24	1,335,129	0.49		1.40		31.60

Fidelity VIP Contrafund Portfolio Service Class 2	11,166		49.11	548,334	0.27		1.35		31.34

Fidelity VIP Equity-Income Portfolio Initial Class	29,900		24.04	718,842	1.86		1.40		9.11

Fidelity VIP Equity-Income Portfolio Service Class 2	7,773		30.79	239,367	1.67		1.35		8.90

Fidelity VIP Government Money Market Portfolio Initial Class	393,451	10.36	10.57	4,060,318	4.67	0.40	1.55	3.28	4.48

Fidelity VIP Growth Portfolio Initial Class	33,991		40.85	1,388,649	0.12		1.40		34.35

Fidelity VIP Growth Portfolio Service Class 2	10,134		36.77	372,610	0.00		1.35		34.07

Fidelity VIP High Income Portfolio Initial Class	2,896		10.63	30,780	5.59		1.40		8.95

Fidelity VIP Index 500 Portfolio Initial Class	64,014	12.49	33.84	2,033,853	1.45	1.40	1.55	24.26	24.44

Fidelity VIP Investment Grade Bond Portfolio Initial Class	6,421		11.01	70,669	2.48		1.40		4.73

Fidelity VIP Overseas Portfolio Initial Class	4,726		14.40	68,043	1.07		1.40		18.84

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	11,119		39.86	443,212	0.00		1.15		25.28

FTVIP Templeton Developing Markets VIP Fund Class 2	8,146	24.46	25.77	234,720	2.19	1.15	1.50	10.94	11.33

FTVIP Templeton Foreign VIP Fund Class 2	10,913	16.86	17.36	196,192	3.12	1.35	1.50	18.95	19.14

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	937		43.67	40,898	0.00		1.35		40.04

Invesco Comstock Fund Class A	19,073		108.10	2,060,337	1.65		0.75		11.40

Invesco Government Money Market Fund Class AX	3,245		9.96	31,302	4.70		0.75		3.96

Invesco High Yield Fund Class A	12,247		14.98	183,405	5.75		0.75		9.07

Invesco V.I. American Franchise Fund Series I	144,079	43.28	55.21	9,399,257	0.00	1.15	1.50	38.82	39.31

Invesco V.I. American Value Fund Series I	52,112		37.32	1,944,642	0.57		1.40		14.00

Invesco V.I. Capital Appreciation Fund Series I	55,671	45.61	45.87	2,540,442	0.00	1.40	1.50	33.36	33.49

Invesco V.I. Comstock Fund Series I	42,669		28.67	1,223,444	1.68		1.40		10.80

Invesco V.I. Core Equity Fund Series I	78,367	28.44	29.56	2,299,201	0.73	1.15	1.35	21.71	21.95

Invesco V.I. Core Plus Bond Fund Series I	8,583	14.39	14.70	125,858	2.40	1.40	1.50	4.55	4.66

Invesco V.I. EQV International Equity Fund Series 1	30,011	25.11	25.91	772,733	0.17	1.15	1.35	16.57	16.79

Invesco V.I. Global Core Equity Fund Series I	44,389		13.80	612,609	0.57		1.40		20.04

Invesco V.I. Global Strategic Income Fund Series I	12,828	9.97	10.37	131,903	0.00	1.15	1.50	7.26	7.63

Invesco V.I. Government Securities Fund Series I	72,361	9.83	10.88	728,410	2.71	0.75	1.55	3.02	3.84

Invesco V.I. Growth and Income Fund Series I	182,905	32.38	47.07	5,958,191	1.47	1.25	1.40	11.10	11.27

Invesco V.I. High Yield Fund Series I	12,664	13.92	14.01	176,457	4.87	1.35	1.40	8.65	8.70

Invesco V.I. Main Street Fund Series I	85,963	34.67	38.69	3,271,788	0.84	1.40	1.50	21.38	21.50

Invesco V.I. Main Street Small Cap Fund Series I	14,615	60.10	68.19	957,592	1.11	1.40	1.50	16.36	16.48

Janus Henderson Enterprise Portfolio Service Shares	3,599		29.26	105,320	0.09		1.35		16.20

Janus Henderson Global Research Portfolio Service Shares	471		17.85	8,405	0.73		1.35		24.78

Janus Henderson Overseas Portfolio Service Shares	12,889	19.24	19.35	254,258	1.43	1.35	1.50	8.93	9.11

Janus Henderson Research Portfolio Service Shares	9,793	27.26	27.90	273,143	0.06	1.40	1.50	40.68	40.82

LVIP JPMorgan Core Bond Fund Standard Class	89,245		20.17	1,799,841	3.64		1.15		4.69

LVIP JPMorgan Mid Cap Value Fund Standard Class	24,704		61.94	1,530,160	2.97		1.15		9.64

LVIP JPMorgan Small Cap Core Fund Standard Class	596		32.99	19,655	1.30		1.35		11.59

LVIP JPMorgan U.S. Equity Fund Standard Class	48,117		46.05	2,215,955	1.54		1.15		25.70

MFS VIT Growth Series Initial Class	32,103	37.51	48.35	1,329,257	0.00	1.35	1.40	33.98	34.05

MFS VIT Investors Trust Series Initial Class	18,493		26.27	485,801	0.74		1.40		17.33

MFS VIT New Discovery Series Initial Class	1,453		33.63	48,853	0.00		1.35		12.88

MFS VIT Research Series Initial Class	23,471	28.06	31.82	663,874	0.52	1.35	1.40	20.72	20.78

MFS VIT Total Return Series Initial Class	23,727		20.47	485,800	1.99		1.40		8.91

MFS VIT Utilities Series Initial Class	20,238		36.44	737,503	3.52		1.40		-3.47

MFS VIT II Core Equity Portfolio Initial Class	64,873	23.08	23.36	1,732,031	0.53	1.35	1.50	21.30	21.49

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	—		9.96	—	6.29		1.40		1.87

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	57,108		11.90	679,806	1.58		1.40		10.42

Morgan Stanley VIF Global Strategist Portfolio Class I	23,528		10.23	240,791	1.71		1.40		12.49

Morgan Stanley VIF Growth Portfolio Class I	33,084	40.36	52.69	1,413,407	0.00	1.35	1.40	46.61	46.68

Morgan Stanley VIF U.S. Real Estate Portfolio Class I	6,289		37.51	235,920	2.10		1.40		12.93

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,024		26.20	53,045	0.00		1.35		16.57

PIMCO Real Return Portfolio Administrative Class	5,882		21.45	126,194	2.92		1.35		2.28

PIMCO Short-Term Portfolio Administrative Class	1,210		12.82	15,508	4.44		1.35		4.49

PIMCO Total Return Portfolio Administrative Class	8,128		19.37	157,413	3.53		1.35		4.52

Pioneer Fund VCT Portfolio Class I	4,430		43.70	193,606	0.86		1.35		27.21

Pioneer Select Mid Cap Growth VCT Portfolio Class I	7,697		33.09	254,671	0.00		1.35		17.18

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

PVC Core Plus Bond Account Class 1	96,146		9.61	924,047	2.81		1.40		3.88

PVC Diversified International Account Class 1	323,423	2.78	9.95	1,104,925	1.27		1.40		15.82

PVC Equity Income Account Class 1	102,033	5.80	29.25	2,564,150	2.05		1.40		9.67

PVC Government & High Quality Bond Account Class 1	170,548	2.01	8.07	500,724	2.28		1.40		3.19

PVC Large Cap Growth Account I Class 1	567,930		16.58	9,413,516	0.00		1.40		38.40

PVC Principal Capital Appreciation Account Class 1	656,371	7.25	46.91	9,421,122	0.79		1.40		23.41

PVC SAM Balanced Portfolio Class 1	913,753	3.33	21.73	8,897,111	2.32		1.40		14.39

PVC SAM Conservative Balanced Portfolio Class 1	13,778	2.61	13.63	164,120	1.98		1.40		10.42

PVC SAM Conservative Growth Portfolio Class 1	1,471,867	3.63	25.30	13,123,203	1.72		1.40		17.72

PVC SAM Flexible Income Portfolio Class 1	118,206	2.39	14.24	845,745	3.14		1.40		7.85

PVC SAM Strategic Growth Portfolio Class 1	206,732	3.64	29.35	4,711,834	1.37		1.40		20.17

PVC Short-Term Income Account Class 1	127,145	1.81	8.04	259,275	1.83		1.40		4.14

PVC SmallCap Account Class 1	403,805	5.92	18.19	2,752,904	0.29		1.40		13.93

Putnam VT Focused International Equity Fund Class IB	3,106	15.26	21.97	59,575	0.95	1.15	1.50	17.46	17.88

Putnam VT International Value Fund Class IB	2,778		18.46	51,286	1.48		1.35		17.09

Putnam VT Large Cap Value Fund Class IB	12,343		32.22	397,727	1.96		1.35		14.12

VALIC Company I Core Bond Fund	6,443	23.39	23.94	153,910	2.30	1.40	1.50	4.92	5.02

VALIC Company I Government Securities Fund	20,742	2.82	15.60	347,523	2.71	1.33	1.50	2.65	3.54

VALIC Company I High Yield Bond Fund	1,844	27.52	28.17	51,483	6.26	1.40	1.50	11.45	11.56

VALIC Company I International Equities Index Fund	37,613	2.15	19.91	578,476	2.56	0.40	1.55	15.45	16.79

VALIC Company I Mid Cap Index Fund	14,184	38.23	66.96	856,098	1.21	0.40	1.40	14.33	15.48

VALIC Company I Mid Cap Value Fund	38,158	46.07	47.16	1,794,694	0.77	1.40	1.50	15.23	15.34

VALIC Company I Nasdaq-100 Index Fund	3,226	40.84	82.22	223,469	0.27	1.35	1.40	52.36	52.43

VALIC Company I Science & Technology Fund	19,214	9.73	28.07	268,541	0.00	0.40	1.50	53.47	55.17

VALIC Company I Small Cap Index Fund	3,406	32.32	38.42	112,379	1.36	1.35	1.40	14.74	14.80

VALIC Company I Stock Index Fund	162,898	17.28	47.68	15,913,590	1.34	0.40	1.55	23.87	25.30

VALIC Company I Systematic Core Fund	53,057	32.35	50.68	2,557,508	0.95	1.40	1.50	22.17	22.30

VALIC Company I Systematic Growth Fund	1,029		63.50	65,319	0.00		0.40		44.23

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

American Century VP Value Fund Class I	6,177		43.36	267,797	2.06		1.35		-0.80

BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,098		32.02	67,194	0.67		1.35		-15.23

BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	9,739		23.15	225,438	0.49		1.35		-23.91

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	5,237		26.52	138,910	0.00		1.35		-17.74

Fidelity VIP Asset Manager Portfolio Initial Class	34,770	5.75	14.22	333,111	1.54	1.40	1.55	-16.24	-16.12

Fidelity VIP Asset Manager Portfolio Service Class 2	3,592		19.17	68,840	1.82		1.35		-16.29

Fidelity VIP Contrafund Portfolio Initial Class	31,789		35.14	1,117,032	0.45		1.40		-27.34

Fidelity VIP Contrafund Portfolio Service Class 2	11,520		37.39	430,753	0.22		1.35		-27.47

Fidelity VIP Equity-Income Portfolio Initial Class	32,042		22.03	706,001	1.62		1.40		-6.28

Fidelity VIP Equity-Income Portfolio Service Class 2	8,508		28.28	240,576	1.68		1.35		-6.51

Fidelity VIP Government Money Market Portfolio Initial Class	417,058	10.03	10.11	4,146,067	2.18	0.40	1.55	0.54	1.06

Fidelity VIP Growth Portfolio Initial Class	40,573		30.41	1,233,755	0.58		1.40		-25.51

Fidelity VIP Growth Portfolio Service Class 2	10,541		27.42	289,066	0.33		1.35		-25.65

Fidelity VIP High Income Portfolio Initial Class	3,018		9.76	29,442	4.09		1.40		-12.60

Fidelity VIP Index 500 Portfolio Initial Class	68,390	10.05	27.20	1,753,384	1.36	1.40	1.55	-19.47	-19.35

Fidelity VIP Investment Grade Bond Portfolio Initial Class	6,990		10.51	73,457	1.96		1.40		-14.17

Fidelity VIP Overseas Portfolio Initial Class	4,826		12.11	58,465	0.96		1.40		-25.53

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	21,027		31.81	668,957	0.00		1.15		-34.45

FTVIP Templeton Developing Markets VIP Fund Class 2	10,542	22.05	23.15	271,765	2.42	1.15	1.50	-23.15	-22.88

FTVIP Templeton Foreign VIP Fund Class 2	12,518	14.15	14.59	189,629	3.11	1.35	1.50	-8.99	-8.84

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	986		31.18	30,750	0.00		1.35		-33.42

Invesco Comstock Fund Class A	20,456		97.04	1,983,686	1.70		0.75		0.06

Invesco Government Money Market Fund Class AX	3,724		9.58	34,703	1.36		0.75		0.57

Invesco High Yield Fund Class A	16,017		13.73	219,916	5.04		0.75		-10.51

Invesco V.I. American Franchise Fund Series I	168,749	31.06	39.77	7,937,090	0.00	1.15	1.50	-32.14	-31.90

Invesco V.I. American Value Fund Series I	62,367		32.73	2,041,573	0.71		1.40		-3.96

Invesco V.I. Capital Appreciation Fund Series I	62,941	34.20	34.36	2,151,987	0.00	1.40	1.50	-31.82	-31.75

Invesco V.I. Comstock Fund Series I	52,488		25.88	1,358,267	1.56		1.40		-0.28

Invesco V.I. Core Equity Fund Series I	85,595	23.37	24.24	2,059,995	0.84	1.15	1.35	-21.61	-21.46

Invesco V.I. Core Plus Bond Fund Series I	10,378	13.76	14.04	145,456	0.54	1.40	1.50	-15.81	-15.73

Invesco V.I. EQV International Equity Fund Series 1	41,109	21.54	22.18	907,725	1.54	1.15	1.35	-19.40	-19.24

Invesco V.I. Global Core Equity Fund Series I	46,518		11.50	534,811	0.31		1.40		-22.96

Invesco V.I. Global Strategic Income Fund Series I	14,971	9.29	9.63	143,136	0.00	1.15	1.50	-12.79	-12.48

Invesco V.I. Government Securities Fund Series I	37,035	9.54	10.48	362,924	1.67	0.75	1.55	-11.67	-10.96

Invesco V.I. Growth and Income Fund Series I	217,449	29.15	42.30	6,390,996	1.53	1.25	1.40	-7.06	-6.92

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

Invesco V.I. High Yield Fund Series I	15,072	12.81	12.89	193,282	3.91	1.35	1.40	-10.81	-10.77

Invesco V.I. Main Street Fund Series I	95,829	28.56	31.85	3,005,413	1.33	1.40	1.50	-21.33	-21.25

Invesco V.I. Main Street Small Cap Fund Series I	15,780	51.65	58.54	890,222	0.48	1.40	1.50	-17.09	-17.01

Janus Henderson Enterprise Portfolio Service Shares	3,654		25.18	92,023	0.08		1.35		-17.27

Janus Henderson Global Research Portfolio Service Shares	536		14.30	7,671	0.84		1.35		-20.69

Janus Henderson Overseas Portfolio Service Shares	14,498	17.63	17.76	262,204	1.55	1.35	1.50	-10.20	-10.06

Janus Henderson Research Portfolio Service Shares	10,576	19.38	19.82	209,482	0.00	1.40	1.50	-31.11	-31.04

LVIP JPMorgan Core Bond Fund Standard Class	105,581		19.26	2,033,859	1.91		1.15		-13.58

LVIP JPMorgan Mid Cap Value Fund Standard Class	28,567		56.49	1,613,845	0.93		1.15		-9.21

LVIP JPMorgan Small Cap Core Fund Standard Class	861		29.56	25,439	0.42		1.35		-20.43

LVIP JPMorgan U.S. Equity Fund Standard Class	55,386		36.64	2,029,097	0.51		1.15		-19.63

MFS VIT Growth Series Initial Class	40,439	28.00	36.07	1,231,875	0.00	1.35	1.40	-32.58	-32.55

MFS VIT Investors Trust Series Initial Class	19,588		22.39	438,568	0.65		1.40		-17.65

MFS VIT New Discovery Series Initial Class	1,453		29.79	43,278	0.00		1.35		-30.70

MFS VIT Research Series Initial Class	24,762	23.24	26.35	579,946	0.45	1.35	1.40	-18.36	-18.32

MFS VIT Total Return Series Initial Class	26,020		18.80	489,148	1.56		1.40		-10.84

MFS VIT Utilities Series Initial Class	22,345		37.75	843,501	2.32		1.40		-0.64

MFS VIT II Core Equity Portfolio Initial Class	72,550	19.03	19.22	1,581,241	0.30	1.35	1.50	-18.51	-18.38

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	59,065		9.78	577,452	3.94		1.40		-15.52

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	58,863		10.78	634,570	0.39		1.40		-26.12

Morgan Stanley VIF Global Strategist Portfolio Class I	27,720		9.10	252,194	0.00		1.40		-18.09

Morgan Stanley VIF Growth Portfolio Class I	38,597	27.53	35.92	1,118,974	0.00	1.35	1.40	-60.62	-60.60

Morgan Stanley VIF U.S. Real Estate Portfolio Class I	6,081		33.22	201,999	1.29		1.40		-28.07

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,125		22.48	47,769	0.00		1.35		-29.69

PIMCO Real Return Portfolio Administrative Class	6,236		20.98	130,800	7.03		1.35		-13.08

PIMCO Short-Term Portfolio Administrative Class	1,246		12.27	15,288	1.51		1.35		-1.49

PIMCO Total Return Portfolio Administrative Class	8,519		18.53	157,865	2.47		1.35		-15.45

Pioneer Fund VCT Portfolio Class I	4,648		34.36	159,697	0.62		1.35		-20.57

Pioneer Select Mid Cap Growth VCT Portfolio Class I	7,842		28.23	221,402	0.00		1.35		-31.98

PVC Core Plus Bond Account Class 1	106,370		9.25	984,105	2.69		1.40		-15.32

PVC Diversified International Account Class 1	334,972	2.40	8.59	984,677	2.19		1.40		-21.11

PVC Equity Income Account Class 1	107,256	5.29	26.67	2,408,207	1.79		1.40		-11.74

PVC Government & High Quality Bond Account Class 1	199,879	1.94	7.82	546,444	1.28		1.40		-13.03

PVC Large Cap Growth Account I Class 1	610,964		11.98	7,317,124	0.00		1.40		-35.07

PVC Principal Capital Appreciation Account Class 1	707,535	5.88	38.01	8,516,976	0.71		1.40		-17.58

PVC SAM Balanced Portfolio Class 1	1,048,463	2.91	19.00	9,169,549	2.03		1.40		-17.31

PVC SAM Conservative Balanced Portfolio Class 1	25,043	2.37	12.35	287,706	1.91		1.40		-15.64

PVC SAM Conservative Growth Portfolio Class 1	1,549,937	3.08	21.49	12,428,178	1.95		1.40		-18.93

PVC SAM Flexible Income Portfolio Class 1	131,174	2.22	13.20	921,073	3.02		1.40		-14.31

PVC SAM Strategic Growth Portfolio Class 1	370,888	3.03	24.42	4,783,509	1.91		1.40		-19.91

PVC Short-Term Income Account Class 1	152,890	1.74	7.72	301,008	1.13		1.40		-4.79

PVC SmallCap Account Class 1	439,259	5.20	15.97	2,635,600	0.06		1.40		-21.73

Putnam VT Focused International Equity Fund Class IB	6,070	12.99	18.64	103,295	1.51	1.15	1.50	-19.42	-19.13

Putnam VT International Value Fund Class IB	2,913		15.76	45,928	1.89		1.35		-8.06

Putnam VT Large Cap Value Fund Class IB	12,566		28.24	354,816	1.57		1.35		-4.43

VALIC Company I Core Bond Fund	6,835	22.29	22.80	155,495	1.27	1.40	1.50	-15.54	-15.45

VALIC Company I Government Money Market I Fund	—	6.55	8.53	—	0.11	0.40	1.55	-0.75	-0.11

VALIC Company I Government Securities Fund	23,029	2.73	15.19	377,674	1.96	1.33	1.50	-12.49	-11.75

VALIC Company I High Yield Bond Fund	1,883	24.70	25.25	47,161	3.55	1.40	1.50	-11.99	-11.90

VALIC Company I International Equities Index Fund	39,260	1.86	17.04	526,073	2.86	0.40	1.55	-15.83	-14.86

VALIC Company I Mid Cap Index Fund	16,142	33.43	57.99	829,241	1.25	0.40	1.40	-14.56	-13.70

VALIC Company I Mid Cap Value Fund	41,899	39.98	40.88	1,708,433	0.32	1.40	1.50	-9.85	-9.76

VALIC Company I Nasdaq-100 Index Fund	3,303	26.79	53.97	148,751	0.23	1.35	1.40	-33.74	-33.71

VALIC Company I Science & Technology Fund	19,926	6.27	18.29	186,874	0.00	0.40	1.50	-39.91	-39.24

VALIC Company I Small Cap Index Fund	3,411	28.17	33.47	98,113	0.79	1.35	1.40	-21.77	-21.73

VALIC Company I Stock Index Fund	197,196	13.95	38.05	15,459,722	1.20	0.40	1.55	-19.58	-18.66

VALIC Company I Systematic Core Fund	59,731	26.48	41.44	2,365,624	0.22	1.40	1.50	-19.94	-19.86

VALIC Company I Systematic Growth Fund	1,029		44.03	45,288	0.00		0.40		-39.06

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

American Century VP Value Fund Class I	6,187		43.71	270,415	1.85		1.35		22.84

BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,170		37.77	81,984	0.65		1.35		24.20

BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	9,979		30.42	303,562	0.73		1.35		25.29

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	5,444		32.24	175,516	0.13		1.35		14.90

Fidelity VIP Asset Manager Portfolio Initial Class	35,651	6.86	16.95	412,140	1.49	1.40	1.55	8.23	8.39

Fidelity VIP Asset Manager Portfolio Service Class 2	3,596		22.89	82,322	1.44		1.35		8.21

Fidelity VIP Contrafund Portfolio Initial Class	34,795		48.36	1,682,662	0.07		1.40		26.06

Fidelity VIP Contrafund Portfolio Service Class 2	14,402		51.55	742,514	0.03		1.35		25.80

Fidelity VIP Equity-Income Portfolio Initial Class	41,673		23.51	979,700	1.85		1.40		23.16

Fidelity VIP Equity-Income Portfolio Service Class 2	8,623		30.25	260,816	1.55		1.35		22.94

Fidelity VIP Government Money Market Portfolio Initial Class	79,923	5.84	9.64	749,354	0.01		1.40		-1.38

Fidelity VIP Growth Portfolio Initial Class	43,548		40.82	1,777,639	0.00		1.40		21.50

Fidelity VIP Growth Portfolio Service Class 2	10,646		36.89	392,700	0.00		1.35		21.26

Fidelity VIP High Income Portfolio Initial Class	4,294		11.16	47,936	5.19		1.40		2.96

Fidelity VIP Index 500 Portfolio Initial Class	74,584	12.48	33.72	2,382,932	1.22	1.40	1.55	26.60	26.79

Fidelity VIP Investment Grade Bond Portfolio Initial Class	8,592		12.24	105,192	1.66		1.40		-1.99

Fidelity VIP Overseas Portfolio Initial Class	4,887		16.27	79,503	0.42		1.40		18.04

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	21,567		48.54	1,046,796	0.00		1.15		8.75

FTVIP Templeton Developing Markets VIP Fund Class 2	10,765	28.70	30.02	362,098	0.93	1.15	1.50	-7.15	-6.82

FTVIP Templeton Foreign VIP Fund Class 2	15,019	15.52	17.14	248,161	1.82	1.35	1.50	2.60	2.76

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,051		46.83	49,205	0.00		1.35		20.29

Invesco Comstock Fund Class A	20,682		96.98	2,004,450	1.56		0.75		32.32

Invesco Government Money Market Fund Class AX	3,724		9.53	34,505	0.01		0.75		-0.74

Invesco High Yield Fund Class A	23,907		15.34	366,782	4.50		0.75		3.37

Invesco V.I. American Franchise Fund Series I	193,426	45.62	58.61	13,286,886	0.00	1.15	1.50	10.25	10.64

Invesco V.I. American Value Fund Series I	66,388		34.09	2,262,917	0.45		1.40		26.17

Invesco V.I. Capital Appreciation Fund Series I	66,424	50.16	50.34	3,327,148	0.00	1.40	1.50	20.73	20.85

Invesco V.I. Comstock Fund Series I	56,534		25.95	1,467,086	1.89		1.40		31.51

Invesco V.I. Core Equity Fund Series I	94,355	29.81	30.86	2,892,880	0.66	1.15	1.35	26.03	26.27

Invesco V.I. Core Plus Bond Fund Series I	10,489	16.35	16.67	174,454	1.29	1.40	1.50	-2.14	-2.05

Invesco V.I. EQV International Equity Fund Series 1	44,304	26.73	27.47	1,211,945	1.28	1.15	1.35	4.47	4.67

Invesco V.I. Global Core Equity Fund Series I	50,144		14.92	748,313	1.00		1.40		14.36

Invesco V.I. Global Strategic Income Fund Series I	15,983	10.65	11.01	174,707	4.40	1.15	1.50	-4.86	-4.52

Invesco V.I. Government Securities Fund Series I	54,946	10.81	11.77	608,182	2.40	0.75	1.55	-3.77	-3.00

Invesco V.I. Growth and Income Fund Series I	252,086	31.36	45.45	8,011,921	1.64	1.25	1.40	26.72	26.91

Invesco V.I. High Yield Fund Series I	20,751	14.36	14.44	298,265	5.02	1.35	1.40	2.93	2.98

Invesco V.I. Main Street Fund Series I	107,602	36.30	40.44	4,283,777	0.70	1.40	1.50	25.66	25.78

Invesco V.I. Main Street Small Cap Fund Series I	17,541	62.30	70.54	1,196,828	0.39	1.40	1.50	20.72	20.84

Janus Henderson Enterprise Portfolio Service Shares	3,738		30.44	113,782	0.27		1.35		14.98

Janus Henderson Global Research Portfolio Service Shares	541		18.03	9,751	0.39		1.35		16.22

Janus Henderson Overseas Portfolio Service Shares	16,308	19.60	19.78	328,266	1.00	1.35	1.50	11.59	11.77

Janus Henderson Research Portfolio Service Shares	11,539	28.13	28.74	331,239	0.02	1.40	1.50	18.25	18.37

LVIP JPMorgan Core Bond Fund Standard Class	128,465		22.29	2,863,545	1.85		1.15		-2.49

LVIP JPMorgan Mid Cap Value Fund Standard Class	31,562		62.23	1,963,968	0.93		1.15		28.39

LVIP JPMorgan Small Cap Core Fund Standard Class	861		37.15	31,972	0.80		1.35		19.76

LVIP JPMorgan U.S. Equity Fund Standard Class	64,184		45.58	2,925,721	0.72		1.15		27.86

MFS VIT Growth Series Initial Class	42,259	41.53	53.48	1,906,094	0.00	1.35	1.40	21.82	21.88

MFS VIT Investors Trust Series Initial Class	20,226		27.19	549,902	0.64		1.40		25.05

MFS VIT New Discovery Series Initial Class	3,618		42.99	155,541	0.00		1.35		0.43

MFS VIT Research Series Initial Class	27,009	28.47	32.26	774,340	0.54	1.35	1.40	23.07	23.13

MFS VIT Total Return Series Initial Class	30,363		21.08	640,166	1.62		1.40		12.53

MFS VIT Utilities Series Initial Class	24,300		37.99	923,248	1.62		1.40		12.51

MFS VIT II Core Equity Portfolio Initial Class	81,995	23.35	23.55	2,184,128	0.44	1.35	1.50	23.43	23.63

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	67,121		11.57	776,766	3.99		1.40		-1.71

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	59,486		14.59	868,045	0.87		1.40		1.55

Morgan Stanley VIF Global Strategist Portfolio Class I	31,420		11.11	349,014	2.01		1.40		6.86

Morgan Stanley VIF Growth Portfolio Class I	52,408	69.91	91.17	3,829,016	0.00	1.35	1.40	-1.29	-1.24

Morgan Stanley VIF U.S. Real Estate Portfolio Class I	7,756		46.18	358,159	1.76		1.40		37.86

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,432		31.97	77,752	0.00		1.35		11.48

PIMCO Real Return Portfolio Administrative Class	6,798		24.13	164,060	4.93		1.35		4.17

PIMCO Short-Term Portfolio Administrative Class	2,370		12.45	29,513	1.10		1.35		-1.40

PIMCO Total Return Portfolio Administrative Class	12,845		21.92	281,522	1.81		1.35		-2.59

Pioneer Fund VCT Portfolio Class I	4,848		43.26	209,688	0.32		1.35		26.27

Pioneer Select Mid Cap Growth VCT Portfolio Class I	7,869		41.51	326,662	0.00		1.35		6.62

PVC Core Plus Bond Account Class 1	133,207		10.93	1,455,361	2.64		1.40		-1.83

PVC Diversified International Account Class 1	379,999	3.04	10.89	1,517,847	1.32		1.40		8.23

PVC Equity Income Account Class 1	126,735	5.99	30.21	3,199,875	1.97		1.40		20.76

PVC Government & High Quality Bond Account Class 1	234,917	2.24	8.99	730,765	2.29		1.40		-2.69

PVC Large Cap Growth Account I Class 1	685,657		18.45	12,647,036	0.00		1.40		20.20

PVC Principal Capital Appreciation Account Class 1	832,854	7.13	46.11	12,282,474	0.83		1.40		26.05

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

PVC SAM Balanced Portfolio Class 1	1,379,571	3.52	22.98	14,268,453	1.60		1.40		12.16

PVC SAM Conservative Balanced Portfolio Class 1	36,265	2.81	14.64	505,300	1.90		1.40		8.18

PVC SAM Conservative Growth Portfolio Class 1	1,650,343	3.80	26.51	16,948,988	1.20		1.40		16.11

PVC SAM Flexible Income Portfolio Class 1	159,464	2.59	15.41	1,464,250	2.21		1.40		5.40

PVC SAM Strategic Growth Portfolio Class 1	406,153	3.78	30.49	6,863,122	0.96		1.40		18.20

PVC Short-Term Income Account Class 1	165,253	1.83	8.10	348,940	1.50		1.40		-2.10

PVC SmallCap Account Class 1	484,036	6.64	20.40	3,751,323	0.32		1.40		18.45

Putnam VT Focused International Equity Fund Class IB	7,190	16.13	23.05	146,471	0.75	1.15	1.50	10.89	11.28

Putnam VT International Value Fund Class IB	3,074		17.15	52,700	2.19		1.35		13.40

Putnam VT Large Cap Value Fund Class IB	15,532		29.54	458,896	1.23		1.35		25.60

Royce Small-Cap Portfolio Investment Class	—		37.44	—	0.00		0.40		28.30

VALIC Company I Core Bond Fund	7,650	26.40	26.96	205,720	0.00	1.40	1.50	-2.24	-2.15

VALIC Company I Government Money Market I Fund	378,057	6.56	8.60	4,025,707	0.01	0.40	1.55	-1.53	-0.39

VALIC Company I Government Securities Fund	25,854	3.09	17.36	484,843	2.08	1.33	1.50	-3.78	-2.97

VALIC Company I High Yield Bond Fund	2,190	28.06	28.66	62,187	4.11	1.40	1.50	2.72	2.83

VALIC Company I International Equities Index Fund	40,739	2.21	20.02	651,806	1.30	0.40	1.55	9.32	10.59

VALIC Company I Mid Cap Index Fund	16,406	39.13	67.19	985,425	1.14	0.40	1.40	22.60	23.83

VALIC Company I Mid Cap Value Fund	47,963	44.35	45.31	2,168,140	0.64	1.40	1.50	25.76	25.88

VALIC Company I Nasdaq-100 Index Fund	3,315	40.42	81.45	225,004	0.29	1.35	1.40	25.16	25.23

VALIC Company I Science & Technology Fund	23,078	10.32	30.43	406,948	0.04	0.40	1.50	3.23	10.34

VALIC Company I Small Cap Index Fund	4,162	36.01	42.76	157,512	0.86	1.35	1.40	12.85	12.91

VALIC Company I Stock Index Fund	217,777	17.34	46.77	20,942,666	1.57	0.40	1.55	26.38	27.84

VALIC Company I Systematic Core Fund	65,857	33.07	51.71	3,256,194	0.63	1.40	1.50	24.36	24.48

VALIC Company I Systematic Growth Fund	1,029		72.24	74,312	0.00		0.40		15.92

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

American Century VP Value Fund Class I	6,684		35.58	237,822	1.98		1.35		-0.38

BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,742		30.41	83,379	0.70		1.35		6.66

BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	11,502		24.28	279,255	1.02		1.35		22.48

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	6,696		28.06	187,900	0.57		1.35		18.28

Fidelity VIP Asset Manager Portfolio Initial Class	41,385	6.34	15.64	469,974	1.45	1.40	1.55	13.10	13.27

Fidelity VIP Asset Manager Portfolio Service Class 2	3,600		21.16	76,160	1.24		1.35		13.00

Fidelity VIP Contrafund Portfolio Initial Class	43,908		38.36	1,684,415	0.24		1.40		28.75

Fidelity VIP Contrafund Portfolio Service Class 2	15,637		40.98	640,809	0.08		1.35		28.49

Fidelity VIP Equity-Income Portfolio Initial Class	50,140		19.09	957,102	1.64		1.40		5.21

Fidelity VIP Equity-Income Portfolio Service Class 2	11,903		24.60	292,850	1.49		1.35		5.01

Fidelity VIP Government Money Market Portfolio Initial Class	88,883	5.92	9.78	846,869	0.31		1.40		-1.07

Fidelity VIP Growth Portfolio Initial Class	43,697		33.60	1,468,030	0.07		1.40		41.89

Fidelity VIP Growth Portfolio Service Class 2	15,526		30.42	472,325	0.04		1.35		41.63

Fidelity VIP High Income Portfolio Initial Class	4,736		10.84	51,343	4.12		1.40		1.32

Fidelity VIP Index 500 Portfolio Initial Class	86,814	9.86	26.60	2,204,724	1.63	1.40	1.55	16.42	16.60

Fidelity VIP Investment Grade Bond Portfolio Initial Class	15,916		12.49	198,824	2.19		1.40		7.87

Fidelity VIP Overseas Portfolio Initial Class	7,939		13.78	109,419	0.41		1.40		14.01

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	22,450		44.63	1,002,017	0.00		1.15		53.31

FTVIP Templeton Developing Markets VIP Fund Class 2	11,525	30.91	32.22	416,486	4.12	1.15	1.50	15.43	15.84

FTVIP Templeton Foreign VIP Fund Class 2	18,791	15.10	15.63	301,749	2.91	1.35	1.50	-2.64	-2.48

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,207		38.93	46,985	0.08		1.35		38.62

Invesco Comstock Fund Class A	22,542		73.29	1,651,135	2.12		0.75		-1.53

Invesco Government Money Market Fund Class AX	3,724		9.60	34,762	0.35		0.75		-0.50

Invesco High Yield Fund Class A	30,578		14.84	453,844	5.86		0.75		2.84

Invesco V.I. American Franchise Fund Series I	213,221	41.23	53.16	13,139,924	0.07	1.15	1.50	40.22	40.72

Invesco V.I. American Value Fund Series I	79,618		27.02	2,150,932	0.77		1.40		-0.28

Invesco V.I. Capital Appreciation Fund Series I	71,803	41.55	41.66	2,976,885	0.00	1.40	1.50	34.54	34.68

Invesco V.I. Comstock Fund Series I	65,851		19.73	1,299,444	1.52		1.40		-2.23

Invesco V.I. Core Equity Fund Series I	101,133	23.65	24.44	2,456,755	1.24	1.15	1.35	12.32	12.54

Invesco V.I. Core Plus Bond Fund Series I	13,377	16.70	17.01	226,306	1.88	1.40	1.50	8.08	8.18

Invesco V.I. EQV International Equity Fund Series 1	47,961	25.58	26.24	1,253,638	2.15	1.15	1.35	12.47	12.68

Invesco V.I. Global Core Equity Fund Series I	55,533		13.05	724,669	1.06		1.40		11.65

Invesco V.I. Global Strategic Income Fund Series I	19,035	11.20	11.53	218,082	5.59	1.15	1.50	1.85	2.21

Invesco V.I. Government Securities Fund Series I	57,869	11.23	12.13	664,121	2.50	0.75	1.55	4.64	5.48

Invesco V.I. Growth and Income Fund Series I	274,252	24.75	35.81	6,873,439	1.94	1.25	1.40	0.67	0.82

Invesco V.I. High Yield Fund Series I	21,640	13.95	14.02	302,200	5.20	1.35	1.40	1.88	1.93

Invesco V.I. Main Street Fund Series I	120,281	28.89	32.15	3,805,136	1.42	1.40	1.50	12.24	12.35

Invesco V.I. Main Street Small Cap Fund Series I	18,130	51.61	58.37	1,024,917	0.55	1.40	1.50	18.13	18.25

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

Janus Henderson Enterprise Portfolio Service Shares	4,842		26.47	128,184	0.00		1.35		17.58

Janus Henderson Global Research Portfolio Service Shares	1,952		15.52	30,288	0.38		1.35		18.16

Janus Henderson Overseas Portfolio Service Shares	20,050	17.54	17.73	360,869	1.05	1.35	1.50	14.28	14.47

Janus Henderson Research Portfolio Service Shares	11,673	23.79	24.28	283,112	0.22	1.40	1.50	30.59	30.72

LVIP JPMorgan Core Bond Fund Standard Class	142,058		22.86	3,247,368	2.12		1.15		6.61

LVIP JPMorgan Mid Cap Value Fund Standard Class	33,269		48.47	1,612,396	1.27		1.15		-0.78

LVIP JPMorgan Small Cap Core Fund Standard Class	2,099		31.02	65,111	0.78		1.35		12.16

LVIP JPMorgan U.S. Equity Fund Standard Class	69,877		35.65	2,491,265	0.73		1.15		23.82

MFS VIT Growth Series Initial Class	48,999	34.09	43.88	1,812,058	0.00	1.35	1.40	30.02	30.09

MFS VIT Investors Trust Series Initial Class	20,919		21.74	454,810	0.56		1.40		12.29

MFS VIT New Discovery Series Initial Class	3,618		42.80	154,868	0.00		1.35		43.93

MFS VIT Research Series Initial Class	40,404	23.13	26.20	941,033	0.68	1.35	1.40	14.97	15.03

MFS VIT Total Return Series Initial Class	47,586		18.74	891,581	2.17		1.40		8.29

MFS VIT Utilities Series Initial Class	28,640		33.77	967,188	2.39		1.40		4.43

MFS VIT II Core Equity Portfolio Initial Class	91,223	18.92	19.05	2,012,851	0.67	1.35	1.50	16.93	17.12

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	64,763		11.77	762,519	2.82		1.40		6.30

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	63,719		14.37	915,588	1.22		1.40		12.85

Morgan Stanley VIF Global Strategist Portfolio Class I	31,214		10.39	324,463	1.36		1.40		9.38

Morgan Stanley VIF Growth Portfolio Class I	57,077	70.83	92.32	4,227,812	0.00	1.35	1.40	114.29	114.40

Morgan Stanley VIF U.S. Real Estate Portfolio Class I	11,778		33.50	394,509	2.52		1.40		-18.01

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,905		28.68	83,309	0.00		1.35		38.10

PIMCO Real Return Portfolio Administrative Class	6,898		23.17	159,800	1.43		1.35		10.22

PIMCO Short-Term Portfolio Administrative Class	2,375		12.63	29,985	1.26		1.35		0.87

PIMCO Total Return Portfolio Administrative Class	13,581		22.50	305,572	2.14		1.35		7.19

Pioneer Fund VCT Portfolio Class I	4,968		34.26	170,181	0.70		1.35		22.61

Pioneer Select Mid Cap Growth VCT Portfolio Class I	9,338		38.93	363,542	0.00		1.35		37.31

PVC Core Plus Bond Account Class 1	147,705		11.13	1,643,910	3.54		1.40		8.03

PVC Diversified International Account Class 1	406,300	2.81	10.06	1,497,277	2.34		1.40		14.55

PVC Equity Income Account Class 1	145,411	4.96	25.02	2,802,628	1.80		1.40		4.95

PVC Government & High Quality Bond Account Class 1	250,526	2.30	9.24	801,961	2.55		1.40		1.44

PVC Large Cap Growth Account I Class 1	721,468		15.35	11,071,214	0.02		1.40		34.31

PVC Principal Capital Appreciation Account Class 1	875,493	5.66	36.59	10,627,932	1.19		1.40		17.07

PVC SAM Balanced Portfolio Class 1	1,553,539	3.14	20.49	14,863,763	2.08		1.40		9.73

PVC SAM Conservative Balanced Portfolio Class 1	36,238	2.59	13.53	466,703	1.86		1.40		8.08

PVC SAM Conservative Growth Portfolio Class 1	1,717,351	3.28	22.83	15,713,813	1.69		1.40		11.38

PVC SAM Flexible Income Portfolio Class 1	186,291	2.46	14.62	1,686,241	2.75		1.40		5.78

PVC SAM Strategic Growth Portfolio Class 1	426,271	3.20	25.80	6,211,677	1.64		1.40		13.80

PVC Short-Term Income Account Class 1	184,677	1.87	8.28	394,527	2.07		1.40		1.93

PVC SmallCap Account Class 1	521,685	5.60	17.22	3,378,994	0.42		1.40		20.50

Putnam VT Focused International Equity Fund Class IB	7,880	14.54	20.71	145,985	0.16	1.15	1.50	8.42	8.80

Putnam VT International Value Fund Class IB	3,563		15.12	53,866	2.22		1.35		2.55

Putnam VT Large Cap Value Fund Class IB	16,098		23.52	378,684	1.56		1.35		4.38

Royce Small-Cap Portfolio Investment Class	3,927		29.18	114,586	0.86		0.40		-7.52

VALIC Company I Government Money Market I Fund	415,299	6.58	8.73	4,483,028	0.22	0.40	1.55	-1.32	-0.18

VALIC Company I Government Securities Fund	37,439	3.18	18.05	741,288	2.44	1.33	1.50	5.03	5.94

VALIC Company I High Yield Bond Fund	2,484	27.32	27.88	68,618	6.76	1.40	1.50	5.13	5.24

VALIC Company I International Equities Index Fund	46,054	2.03	18.10	677,700	2.55	0.40	1.55	5.73	6.95

VALIC Company I Mid Cap Index Fund	20,923	31.92	54.26	958,448	1.37	0.40	1.40	11.72	12.85

VALIC Company I Mid Cap Value Fund	59,211	35.27	35.99	2,126,952	0.75	1.40	1.50	2.09	2.19

VALIC Company I Nasdaq-100 Index Fund	3,328	32.28	65.08	180,161	0.36	1.35	1.40	45.89	45.96

VALIC Company I Science & Technology Fund	8,603	26.42	27.58	277,251	0.00	1.35	1.50	54.47	54.72

VALIC Company I Small Cap Index Fund	4,466	31.91	37.87	150,934	1.31	1.35	1.40	17.82	17.88

VALIC Company I Stock Index Fund	249,914	13.72	36.59	19,381,129	1.95	0.40	1.55	16.17	17.52

VALIC Company I Systematic Core Fund	77,671	26.60	41.54	3,098,014	0.93	1.40	1.50	21.37	21.49

VALIC Company I Systematic Growth Fund	1,029		62.32	64,108	0.00		0.40		33.83

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

American Century VP Value Fund Class I	6,906		35.71	246,627	2.12		1.35		25.33

BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,742		28.52	78,175	0.65		1.35		18.57

BNY Mellon Sustainable U.S. Equitly Portfolio, Inc. Initial Shares	12,163		19.82	241,092	1.54		1.35		32.56

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	7,425		23.72	176,143	0.00		1.35		20.15

Fidelity VIP Asset Manager Portfolio Initial Class	41,770	5.61	13.80	420,274	2.80	1.40	1.55	16.43	16.61

Fidelity VIP Asset Manager Portfolio Service Class 2	3,650		18.72	68,335	1.65		1.35		16.43

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

Fidelity VIP Contrafund Portfolio Initial Class	45,532		29.80	1,356,645	0.34		1.40		29.75

Fidelity VIP Contrafund Portfolio Service Class 2	16,855		31.89	537,575	0.22		1.35		29.51

Fidelity VIP Equity-Income Portfolio Initial Class	51,908		18.14	941,790	1.52		1.40		25.67

Fidelity VIP Equity-Income Portfolio Service Class 2	12,607		23.43	295,354	1.77		1.35		25.40

Fidelity VIP Government Money Market Portfolio Initial Class	84,148	5.98	9.88	801,153	1.94		1.40		0.59

Fidelity VIP Growth Portfolio Initial Class	46,153		23.68	1,092,758	0.16		1.40		32.45

Fidelity VIP Growth Portfolio Service Class 2	15,949		21.48	342,589	0.06		1.35		32.18

Fidelity VIP High Income Portfolio Initial Class	7,321		10.70	78,344	4.20		1.40		13.51

Fidelity VIP Index 500 Portfolio Initial Class	89,618	8.47	22.81	1,954,901	2.71	1.40	1.55	29.33	29.52

Fidelity VIP Investment Grade Bond Portfolio Initial Class	16,754		11.58	194,009	2.25		1.40		8.14

Fidelity VIP Overseas Portfolio Initial Class	7,996		12.09	96,671	1.61		1.40		25.99

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	23,598		29.11	687,012	0.00		1.15		29.92

FTVIP Templeton Developing Markets VIP Fund Class 2	13,144	26.78	27.81	368,331	0.00	1.15	1.50	24.80	25.24

FTVIP Templeton Foreign VIP Fund Class 2	19,090	15.49	16.05	314,805	0.77	1.35	1.50	10.84	11.02

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,491		28.08	41,865	0.31		1.35		33.71

Invesco Comstock Fund Class A	24,210		74.43	1,701,999	2.22		0.75		24.41

Invesco Government Money Market Fund Class AX	5,044		9.65	34,936	2.05		0.75		0.96

Invesco High Yield Fund Class A	39,141		14.43	564,879	5.76		0.75		11.83

Invesco V.I. American Franchise Fund Series I	247,624	29.30	37.91	11,053,331	0.00	1.15	1.50	34.71	35.18

Invesco V.I. American Value Fund Series I	91,447		27.09	2,477,507	0.66		1.40		23.29

Invesco V.I. Capital Appreciation Fund Series I	72,314	30.88	30.93	2,298,166	0.00	1.40	1.50	34.16	34.29

Invesco V.I. Comstock Fund Series I	117,638		20.18	2,374,336	1.87		1.40		23.56

Invesco V.I. Core Equity Fund Series I	109,808	21.06	21.72	2,371,175	0.30	1.15	1.35	27.23	27.48

Invesco V.I. Core Plus Bond Fund Series I	13,586	15.46	15.73	211,312	0.00	1.40	1.50	9.40	9.51

Invesco V.I. EQV International Equity Fund Series 1	50,405	22.75	23.29	1,169,547	0.41	1.15	1.35	26.85	27.09

Invesco V.I. Global Core Equity Fund Series I	75,603		11.69	883,588	1.41		1.40		23.46

Invesco V.I. Global Strategic Income Fund Series I	22,160	10.99	11.28	237,839	0.00	1.15	1.50	9.14	9.53

Invesco V.I. Government Securities Fund Series I	63,510	10.73	11.50	668,721	2.43	0.75	1.55	4.44	5.28

Invesco V.I. Growth and Income Fund Series I	297,662	24.58	35.52	7,409,914	1.82	1.25	1.40	23.45	23.64

Invesco V.I. High Yield Fund Series I	25,944	13.70	13.76	355,644	5.36	1.35	1.40	11.93	11.99

Invesco V.I. Main Street Fund Series I	129,386	25.74	28.62	3,691,006	0.00	1.40	1.50	30.10	30.23

Invesco V.I. Main Street Small Cap Fund Series I	18,667	43.69	49.37	893,356	0.00	1.40	1.50	24.58	24.70

Janus Henderson Enterprise Portfolio Service Shares	5,363		22.51	120,742	0.05		1.35		33.34

Janus Henderson Global Research Portfolio Service Shares	3,503		13.13	46,001	0.89		1.35		26.99

Janus Henderson Overseas Portfolio Service Shares	22,466	15.32	15.51	358,361	1.47	1.35	1.50	24.81	25.01

Janus Henderson Research Portfolio Service Shares	13,669	18.22	18.57	255,979	0.11	1.40	1.50	33.20	33.33

LVIP JPMorgan Core Bond Fund Standard Class	168,168		21.44	3,606,031	0.00		1.15		6.93

LVIP JPMorgan Mid Cap Value Fund Standard Class	36,187		48.85	1,767,700	0.00		1.15		25.30

LVIP JPMorgan Small Cap Core Fund Standard Class	2,099		27.66	58,051	0.42		1.35		22.91

LVIP JPMorgan U.S. Equity Fund Standard Class	80,319		28.79	2,312,619	0.00		1.15		30.24

MFS VIT Growth Series Initial Class	55,704	26.22	33.73	1,604,619	0.00	1.35	1.40	36.23	36.30

MFS VIT Investors Trust Series Initial Class	23,086		19.36	447,006	0.00		1.40		29.75

MFS VIT New Discovery Series Initial Class	3,618		29.74	107,598	0.00		1.35		39.80

MFS VIT Research Series Initial Class	41,108	20.12	22.78	832,671	0.08	1.35	1.40	31.10	31.16

MFS VIT Total Return Series Initial Class	48,534		17.30	839,757	0.00		1.40		18.71

MFS VIT Utilities Series Initial Class	27,268		32.34	881,792	0.00		1.40		23.33

MFS VIT II Core Equity Portfolio Initial Class	101,834	16.18	16.27	1,913,191	0.13	1.35	1.50	31.20	31.41

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	65,398		11.08	724,364	3.97		1.40		9.34

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	69,735		12.73	887,942	1.05		1.40		17.92

Morgan Stanley VIF Global Strategist Portfolio Class I	37,928		9.50	360,462	1.81		1.40		16.13

Morgan Stanley VIF Growth Portfolio Class I	150,313	33.05	43.06	5,063,749	0.00	1.35	1.40	29.97	30.04

Morgan Stanley VIF U.S. Real Estate Portfolio Class I	14,896		40.85	608,530	2.00		1.40		17.28

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,086		20.77	64,090	0.00		1.35		30.97

PIMCO Real Return Portfolio Administrative Class	6,945		21.02	145,981	1.64		1.35		6.98

PIMCO Short-Term Portfolio Administrative Class	2,882		12.52	36,078	2.37		1.35		1.42

PIMCO Total Return Portfolio Administrative Class	13,747		20.99	288,551	3.01		1.35		6.90

Pioneer Fund VCT Portfolio Class I	6,270		27.94	175,185	1.03		1.35		29.57

Pioneer Select Mid Cap Growth VCT Portfolio Class I	9,718		28.36	275,568	0.00		1.35		31.30

PVC Core Plus Bond Account Class 1	161,541		10.30	1,664,281	3.16		1.40		3.03

PVC Diversified International Account Class 1	442,783	2.45	8.78	1,399,491	1.60		1.40		20.98

PVC Equity Income Account Class 1	171,793	4.72	23.84	3,122,761	1.94		1.40		27.29

PVC Government & High Quality Bond Account Class 1	276,611	2.26	9.11	863,559	2.62		1.40		4.97

PVC Large Cap Growth Account I Class 1	772,369		11.43	8,824,837	0.05		1.40		14.26

PVC Principal Capital Appreciation Account Class 1	942,784	4.83	31.25	9,661,187	1.67		1.40		30.64

PVC SAM Balanced Portfolio Class 1	1,677,456	2.86	18.67	15,074,931	2.65		1.40		18.34

PVC SAM Conservative Balanced Portfolio Class 1	132,156	2.40	12.52	812,024	2.75		1.40		14.27

PVC SAM Conservative Growth Portfolio Class 1	1,857,146	2.94	20.50	15,594,335	1.87		1.40		22.33

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total

		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

PVC SAM Flexible Income Portfolio Class 1	208,859	2.32	13.82	1,830,818	3.65		1.40		11.67

PVC SAM Strategic Growth Portfolio Class 1	486,536	2.81	22.67	6,579,636	1.53		1.40		25.67

PVC Short-Term Income Account Class 1	208,804	1.83	8.12	435,038	2.32		1.40		3.24

PVC SmallCap Account Class 1	558,388	4.65	14.29	2,980,208	0.34		1.40		25.63

Putnam VT Focused International Equity Fund Class IB	7,423	13.41	19.04	125,086	0.00	1.15	1.50	24.70	25.14

Putnam VT International Value Fund Class IB	3,908		14.74	57,614	2.67		1.35		18.61

Putnam VT Large Cap Value Fund Class IB	17,327		22.54	390,466	2.06		1.35		28.66

Royce Small-Cap Portfolio Investment Class	3,927		31.55	123,907	0.70		0.40		18.19

VALIC Company I Government Money Market I Fund	428,901	6.59	8.85	4,661,466	0.74	0.40	1.55	0.11	1.27

VALIC Company I Government Securities Fund	41,285	3.01	17.18	754,159	0.00	1.33	1.50	4.90	5.80

VALIC Company I High Yield Bond Fund	2,546	25.98	26.49	66,848	0.00	1.40	1.50	13.25	13.36

VALIC Company I International Equities Index Fund	51,907	1.92	16.93	746,556	1.34	0.40	1.55	19.43	20.81

VALIC Company I Mid Cap Index Fund	24,135	28.57	48.08	1,011,200	1.34	0.40	1.40	23.96	25.21

VALIC Company I Mid Cap Value Fund	59,641	34.55	35.22	2,098,633	0.00	1.40	1.50	28.19	28.32

VALIC Company I Nasdaq-100 Index Fund	1,777	22.11	44.61	51,074	0.40	1.35	1.40	36.74	36.81

VALIC Company I Science & Technology Fund	8,743	17.08	17.86	181,822	0.00	1.35	1.50	37.38	37.60

VALIC Company I Small Cap Index Fund	4,217	27.08	32.13	122,050	1.32	1.35	1.40	23.41	23.47

VALIC Company I Stock Index Fund	305,788	11.81	31.14	19,116,831	0.16	0.40	1.55	29.08	30.57

VALIC Company I Systematic Core Fund	87,814	21.91	34.19	2,903,156	0.00	1.40	1.50	28.68	28.81

VALIC Company I Systematic Growth Fund	1,029		46.57	47,901	0.00		0.40		29.32

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year. If there are no assets at either the beginning or end of the year, the asset balance of the first or last day the sub-account had assets is used.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.it

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

American General Life Insurance Company

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2023 and 2022 and

for each of the three years ended December 31, 2023

AMERICAN GENERAL LIFE INSURANCE COMPANY

1

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of

2

not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

○	Exercise professional judgment and maintain professional skepticism throughout the audit.

○

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

○

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

○

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

○

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of selected financial data, investment risks interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2023 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 18, 2024

3

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2023	2022
Admitted assets
Cash and investments	$112,132	$108,455
Bonds
Preferred stock	80	93
Common stock	266	927
Cash, cash equivalents and short-term investments	900	951
Mortgage loans	29,652	25,131
Real estate	75	9
Contract loans	1,157	1,138
Derivatives	1,884	466
Derivative cash collateral and deferred asset for SSAP 108	1,985	1,660
Other invested assets	6,556	7,940
Total cash and investments	154,687	146,770
Amounts recoverable from reinsurers	251	270
Amounts receivable under reinsurance contracts	520	492
Current federal income tax recoverable	337	232
Deferred tax asset	1,164	1,087
Due and accrued investment income	1,413	1,136
Premiums due, deferred and uncollected	62	153
Receivables from affiliates	222	263
Other assets	2,323	1,515
Separate account assets	68,792	59,701
Total admitted assets	$229,771	$211,619

 See accompanying Notes to Statutory Financial Statements.

4

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except for share data)	2023	2022
Liabilities
Policy reserves and contractual liabilities	$113,699	$108,850
Life and annuity reserves
Liabilities for deposit-type contracts	14,014	12,316
Accident and health reserves	697	711
Premiums received in advance	10	10
Policy and contract claims	657	715
Policyholder dividends	17	17
Total policy reserves and contractual liabilities	129,094	122,619
Payable to affiliates	224	483
Interest maintenance reserve	1,389	1,804
Derivatives	953	807
Repurchase agreements	1,623	1,725
Collateral for derivatives program	1,729	205
Funds held under coinsurance	12,849	11,826
Accrued expenses and other liabilities	3,598	2,424
Net transfers from separate accounts due or accrued	(1,745)	(1,323)
Asset valuation reserve	2,343	1,681
Separate account liabilities	68,785	59,618
Total liabilities	220,842	201,869
Commitments and contingencies (see Note 21)

Capital and surplus	6	6
Common stock, $10 par value; 600,000 shares authorized, issued and outstanding
Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1
Gross paid-in and contributed surplus	5,410	5,410
Special surplus funds	1,279	916
Unassigned surplus	2,233	3,417
Total capital and surplus	8,929	9,750
Total liabilities and capital and surplus	$229,771	$211,619

 See accompanying Notes to Statutory Financial Statements.

5

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2023	2022	2021
Revenues
Premiums and annuity considerations	$23,157	$39,948	$15,409
Net investment income	6,574	7,172	7,503
Amortization of interest maintenance reserve	113	123	162
Reserve adjustments on reinsurance ceded	(4,276)	(2,112)	(2,273)
Commissions and expense allowances	679	779	703
Separate account fees	902	1,648	1,845
Other income	1,018	741	578
Total revenues	28,167	48,299	23,927
Benefits and expenses
Death benefits	749	811	736
Annuity benefits	3,244	2,652	2,806
Surrender benefits	15,931	9,350	8,453
Other benefits	1,077	692	668
Change in reserves	4,817	4,769	2,729
Commissions	1,519	2,672	1,099
General insurance expenses	946	928	978
Net transfers to (from) separate accounts	2,078	1,109	1,682
Modco reinsurance assumed	(3,394)	22,095	—
Other expenses	742	716	704
Total benefits and expenses	27,709	45,794	19,855
Net gain from operations before dividends to policyholders and federal income taxes	457	2,505	4,072
Dividends to policyholders	2	6	1
Net gain from operations after dividends to policyholders and before federal income taxes	455	2,499	4,071
Federal income tax (benefit) expense	(52)	518	1,422
Net gain from operations	507	1,981	2,649
Net realized capital (losses), net of tax after transfers to interest maintenance reserves	(363)	(1,190)	(405)
Net income	$144	$791	$2,244

 See accompanying Notes to Statutory Financial Statements.

6

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2021	$7	$3,510	$(128)	$4,122	7,511
Net income	—	—	—	2,244	2,244
Change in net unrealized capital gains (losses)	—	—	—	206	206
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(267)	(267)
Change in deferred tax	—	—	—	853	853
Change in non-admitted assets	—	—	—	(587)	(587)
Change in asset valuation reserve	—	—	—	(205)	(205)
Change in surplus from separate accounts	—	—	—	450	450
Other changes in surplus in separate accounts	—	—	—	(450)	(450)
Change in surplus as a result of reinsurance	—	—	—	(2)	(2)
Dividends	—	—	—	(1,045)	(1,045)
Prior period corrections	—	—	—	(161)	(161)
Reinsurance permitted practice	—	—	—	(30)	(30)
Other changes	—	—	254	(239)	15
Balance, December 31, 2021	$7	$3,510	$126	$4,889	8,532
Net income	—	—	—	791	791
Change in net unrealized capital gains (losses)	—	—	—	(694)	(694)
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(705)	(705)
Change in deferred tax	—	—	—	(40)	(40)
Change in non-admitted assets	—	—	—	(84)	(84)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(22)	(22)
Change in asset valuation reserve	—	—	—	621	621
Change in surplus from separate accounts	—	—	—	296	296
Other changes in surplus in separate accounts	—	—	—	(296)	(296)
Additional paid in surplus	—	1,900	—	—	1,900
Change in surplus as a result of reinsurance	—	—	—	(256)	(256)
Dividends	—	—	—	(800)	(800)
Prior period corrections	—	—	—	73	73
Reinsurance permitted practice	—	—	—	433	433
Other changes	—	—	790	(789)	1
Balance, December 31, 2022	$7	$5,410	$916	$3,417	9,750
Net income	—	—	—	144	144
Change in net unrealized capital gains (losses)	—	—	—	58	58
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	492	492
Change in deferred tax	—	—	—	167	167
Change in non-admitted assets	—	—	—	(7)	(7)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	21	21
Change in asset valuation reserve	—	—	—	(662)	(662)
Change in surplus from separate accounts	—	—	—	(367)	(367)
Other changes in surplus in separate accounts	—	—	—	367	367
Additional paid in surplus	—	—	—	—	—
Change in surplus as a result of reinsurance	—	—	—	249	249
Dividends	—	—	—	(2,000)	(2,000)
Prior period corrections	—	—	—	(8)	(8)
Reinsurance permitted practice	—	—	—	725	725
Other changes	—	—	363	(363)	—
Balance, December 31, 2023	$7	$5,410	$1,279	$2,233	$8,929

 See accompanying Notes to Statutory Financial Statements.

7

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2023	2022	2021
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$23,059	$18,180	$13,618
Net investment income collected	5,711	6,547	6,966
Other income	(1,038)	557	851
Total revenue received	27,732	25,284	21,435
Benefits paid	21,098	13,473	12,474
Net transfers to (from) separate accounts	(2,569)	536	2,192
Commissions and expenses paid	2,447	3,584	2,129
Dividends paid to policyholders	3	2	4
Federal income taxes paid	(26)	1,089	1,227
Total benefits and expenses paid	20,953	18,684	18,026
Net cash provided by operations	6,779	6,600	3,409
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	8,775	15,962	23,554
Stocks	144	498	233
Mortgage loans	3,446	3,005	3,082
Other invested assets	1,436	1,136	2,057
Securities lending reinvested collateral assets	—	1,727	—
Other, net	—	124	421
Total proceeds from investments sold, matured or repaid	13,801	22,452	29,347
Cost of investments acquired:
Bonds	16,318	17,824	24,029
Stocks	43	300	643
Mortgage loans	7,349	6,465	4,066
Real estate	—	1	1
Derivatives, net	2,103	823	407
Other invested assets	952	2,791	2,496
Securities lending reinvested collateral assets	—	—	35
Other, net	539	1,878	127
Total cost of investments acquired	27,304	30,082	31,804
Net adjustment in contract loans	15	(26)	(69)
Net cash provided by (used in) investing activities	(13,518)	(7,604)	(2,388)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	—	1,900	—
Net deposits on (withdrawals from) deposit-type contracts	1,698	(11)	(707)
Dividends to parent	(2,000)	(800)	(750)
Change in securities lending	—	(2,426)	747
Other, net	6,988	2,490	(568)
Net cash provided by (used in) provided by financing and miscellaneous activities	6,686	1,153	(1,278)
Net increase (decrease) in cash, cash equivalents and short-term investments	(51)	149	(257)
Cash, cash equivalents and short-term investments at beginning of year	951	802	1,059
Cash, cash equivalents and short-term investments at end of year	$900	$951	$802

8

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,

(in millions)	2023	2022	2021
Non-cash activities, excluded from above:
Non-cash transfer from separate to general account	$4,068	$—	$—
Non-cash transfer from general to separate account	1,002	—	—
Non-cash AGLIC -Bermuda redemption	642	—	—
Non-cash transfer from other invested assets to bonds	456	—	—
Non-cash transfer from other invested assets to mortgage loans	425	12	154
Non-cash Modco to FRL settlements	274	204	448
Non-cash Hannover reinsurance transaction	253	—	—
Non-cash Modco adjustment on assumed reinsurance	—	22,924	—
Non-cash transfer from other invested assets to common stocks	1	—	34
Non-cash pension risk transfer premiums	—	1,159	1,809
Settlement of non-cash dividends payable	—	—	295

See accompanying Notes to Statutory Financial Statements.

9

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (“AGL” or the “Company”), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life” or the “Parent”), a Missouri-domiciled life insurance company, which is wholly owned by Corebridge Life Holdings, Inc. (formerly known as AIG Life Holdings, Inc.) (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”), which American International Group, Inc. (“AIG”) owns 52.2% of their outstanding common stock as of December 31, 2023. AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 190 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (“TDI”). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. The Company’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, pension risk transfer annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through Corebridge Direct Insurance Services, Inc. (formerly known as AIG Direct Insurance, Inc.) (“Corebridge Direct”).

10

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described herein.

The TDI recognizes only statutory accounting practices (“SAP”) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Texas. The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2023, 2022 and 2021, the Company used the following permitted practices that resulted in reported statutory surplus or risk-based capital that is different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices of the TDI been followed in all respects:

Effective December 31, 2020 and periods through September 30, 2023, the Company renewed a permitted statutory accounting practice to recognize an admitted asset related to the notional value of coverage defined in an excess of loss (“XOL”) reinsurance agreement with a 20-year term that provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed living benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point as defined in the agreement. This permitted practice was previously expanded on October 1, 2020 to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL reinsurance agreement with a 25-year term that provides coverage to the Company for aggregate XOL claims associated with guaranteed living benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date of October 1, 2020 (“Block 2”).

Effective September 30, 2023, the permitted practice for Block 1 and Block 2 was extended through September 30, 2026 and the maximum notional value of Block 2 was increased for certain new business. Effective October 1, 2022 and periods through September 30, 2023, this permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL agreement with a 25-year term that provides coverage to the Company for aggregate XOL claims associated with the base contract along with the guaranteed living benefits rider on a block of fixed annuities inforce on October 1, 2022, including certain new business issued after the effective date of October 1, 2022 (“Block 3”). Effective September 30, 2023, the permitted practice for Block 3 was extended through September 30, 2026 and the maximum notional value was increased for certain new business.

The value of the assets subject to the above permitted practices was approximately $1,742 million, $1,017 million and $584 million in total at December 31, 2023, 2022 and 2021 respectively and are reported in Other assets.

11

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2023	2022	2021
NET INCOME

State basis		$144	$791	$2,244
Net (loss) income, NAIC SAP		$144	$791	$2,244

SURPLUS

State basis		$8,929	$9,750	$8,532

State permitted practices that increase (decrease) NAIC SAP:

XoL reinsurance agreement	4	(1,742)	(1,017)	(584)
Statutory capital and surplus, NAIC SAP		$7,187	$8,733	$7,948

In the event the Company had not employed any or all of these permitted and prescribed practices, the Company’s risk-based capital (“RBC”) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The statement of cash flows in this report has balances that are different from those in the annual statement filed with the NAIC. The annual statement for 2023 had net cash provided by operations, investments and financing of $6.3 billion, $(12.9) billion and $6.5 billion, respectively, while this report has $6.8 billion, $(13.5) billion and $6.7 billion, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments;

•	estimates with respect to income taxes, including recoverability of deferred tax assets;

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (“IAO”) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

12

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (“MBS”) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

NAIC designations are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined for most RMBS and CMBS by financial modeling conducted by BlackRock. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the IAO, interest-only securities, and those securities with an original NAIC designation of 5, 5*, 6, or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to financial modeling.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Subsidiary, controlled, and affiliated (“SCA”) entities: The Company has no investments in insurance SCA entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and

13

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks, highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost, interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (“hedge accounting”). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the statement value or cash flow of the hedged asset or liability are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (“ineffective hedges”) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Starting in 2022 the Company designated, under SSAP 86, Derivatives, certain foreign exchange derivatives as effective hedges of certain invested assets. During 2023, the Company also designated certain interest rate swaps as effective cash flow hedges of floating-rate investment assets.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (“IFRS”) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors, and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in cash and/or short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these

14

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transactions may be sold or repledged by the counterparties. The liability for cash collateral received would be reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 180 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (“OTTI”) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments. For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a certain portion of DTAs, prepaid expenses, electronic data processing (“EDP”) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.6 billion and $4.6 billion at December 31, 2023 and 2022, respectively.

Interest maintenance reserve (“IMR”) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (“AVR”) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair

15

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

value. In addition, certain products with fixed guarantees and market-value-adjusted (“MVA”) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (“VACARVM”) under subsection 21 of the Valuation Manual (“VM-21”). Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued beginning in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (“CRVM”) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the Company’s life insurance policies issued after January 1, 2020 are contained in VM-20, Requirements for Principle-Based Reserves for Life Products, policies issued prior to 2020 are reserved for using the CRVM. Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $175 million and $175 million at December 31, 2023 and 2022, respectively.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (“GMDB”) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in VM-21, Reserves for Variable Requirements for Principle-Based Annuities.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has

16

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to cost allocation agreements. The Company purchases administrative, accounting, marketing and data processing services from AIG, Corebridge and affiliates and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from affiliates is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to tax sharing agreements, because the Company is included in the consolidated federal income tax returns of its parent company filing group. For the period prior to the Corebridge initial public offering (the “IPO”) on September 19, 2022, the Company joined in the filing of a consolidated federal income tax return with AIG. For the period following the IPO, the Company will join with AGC Life, Variable Annuity Life Insurance Company (“VALIC”), United States Life Insurance Company in the City of New York (“USL”), and Corebridge Insurance Company of Bermuda, Ltd. (formerly AIG Life of Bermuda, Ltd.) (“Corebridge Bermuda”), in filing a consolidated life company federal income tax return. To the extent that benefits for net operating losses, foreign tax credits, corporate alternative minimum tax (“CAMT”) credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTAs are limited in their admissibility.

The CAMT is disregarded when evaluating the need for a valuation allowance for the Company’s non-CAMT DTAs.

Accounting Changes

The Company had no accounting changes during 2023 or 2022.

Substantive changes were made to SSAP 26R, Bonds, SSAP 21R, Other Admitted Assets, and SSAP 43R, Loan-Backed and Structured Securities, effective January 1, 2025. The changes provide a new principle-based bond definition to be used for determining which investments are eligible for reporting on Schedule D as a bond. The changes focus on ensuring appropriate consideration of whether an investment qualifies as an issuer credit obligation or asset-backed security prior to reporting as a bond.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2023, two out-of-period errors were identified and corrected, the largest of which was related to an understatement of reserves for variable annuities due to model implementations in 2022. The total of these corrections decreased unassigned surplus by $8 million.

In 2022, three out-of-period errors were identified and corrected, which increased unassigned surplus by $72 million. This decreased claims reserved as a result of overstated claim reserves from 2019-2021.

In 2021, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $161 million. The most significant of these was a tax correction related to 2013 - 2018.

The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (“CMO”) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS, if it is

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, an allowance for credit losses is based on the expectation of lifetime credit losses.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method. Where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in indexed universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives and market risk benefits, respectively. Under SAP, embedded derivatives and market risk benefits are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as a non-admitted asset, unless certain criteria are met. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as a component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance contracts are deferred as deferred policy acquisition costs (“DAC”). DAC is amortized on a constant level basis (i.e., approximating straight line amortization with adjustments for expected terminations) over the expected term of the related contracts using assumptions consistent with those used in estimating the related liability for future policy benefits, or any other related balances. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the CRVM is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium ratio (“NPR”) method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves

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for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Under GAAP, indexed interest credits and guarantees in excess of contract account values are bifurcated from the host contract as embedded derivatives and market risk benefits, respectively, and reported at fair value. Under SAP, embedded derivatives and market risk benefits are not bifurcated and accounted for separately, but rather are included in the benefit reserve valuation for the host contract.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized generally on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts and certain pension risk transfer annuities issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, when the reporting entity does not have the intent to set off. Under U.S. GAAP, these amounts under master netting arrangements may generally be offset and presented on a net basis pursuant to an accounting election, even when the reporting entity does not have the intent to set off.

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3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2023
Bonds:
U.S. government obligations	$1,321	$5	$(214)	$1,112
All other governments	2,041	21	(249)	1,813
States, territories and possessions	239	2	(23)	218
Political subdivisions of states, territories and possessions	210	4	(12)	202
Special revenue	5,392	39	(532)	4,899
Industrial and miscellaneous	98,249	1,546	(9,929)	89,866
Hybrid securities	377	10	(15)	372
Bank loans	3,937	16	(96)	3,857
Parent, subsidiaries and affiliates	366	—	—	366
Total bonds	112,132	1,643	(11,070)	102,705
Preferred stock	80	3	—	83
Common stock*	266	—	—	266
Total equity securities	346	3	—	349
Total	$112,478	$1,646	$(11,070)	$103,054
December 31, 2022
Bonds:
U.S. government obligations	$1,314	$4	$(198)	$1,120
All other government	2,629	20	(385)	2,264
States, territories and possessions	268	2	(30)	240
Political subdivisions of states, territories and possessions	332	8	(21)	319
Special revenue	6,159	35	(710)	5,484
Industrial and miscellaneous	93,378	1,001	(13,217)	81,162
Hybrid securities	435	10	(28)	417
Bank loans	3,580	3	(115)	3,468
Parent, subsidiaries and affiliates	360	—	—	360
Total bonds	108,455	1,083	(14,704)	94,834
Preferred stock	93	—	(4)	89
Common stock*	927	—	—	927
Total equity securities	1,020	—	(4)	1,016
Total	$109,475	$1,083	$(14,708)	$95,850

* Common stock includes $73 million and $753 million of investments in affiliates at December 31, 2023 and 2022, respectively.

22

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023
Bonds:
U.S. government obligations	$88	$(6)	$889	$(208)	$977	$(214)
All other government	158	(20)	1,344	(227)	1,502	(247)
U.S. States, territories and possessions	32	(1)	139	(22)	171	(23)
Political subdivisions of states, territories and possessions	28	(2)	82	(11)	110	(13)
Special revenue	1,001	(81)	2,977	(450)	3,978	(531)
Industrial and miscellaneous	11,361	(1,080)	53,785	(8,851)	65,146	(9,931)
Hybrid securities	40	(1)	199	(14)	239	(15)
Bank loans	813	(40)	1,695	(62)	2,508	(102)
Parents, subsidiaries & affliates	—	—	8	—	8	—
Total bonds	13,521	(1,231)	61,118	(9,845)	74,639	(11,076)
Preferred stock	—	—	—	—	—	—
Common stock	—	—	—	—	—	—
Total equity securities	—	—	—	—	—	—
Total	$13,521	$(1,231)	$61,118	$(9,845)	$74,639	$(11,076)
December 31, 2022
Bonds:
U.S. government obligations	$990	$(197)	$1	$—	$991	$(197)
All other government	1,953	(389)	—	—	1,953	(389)
U.S States, territories and possessions	180	(30)	—	—	180	(30)
Political subdivisions of states, territories and possessions	177	(21)	—	—	177	(21)
Special revenue	4,565	(694)	78	(16)	4,643	(710)
Industrial and miscellaneous	57,098	(10,308)	12,196	(2,927)	69,294	(13,235)
Hybrid securities	268	(30)	—	—	268	(30)
Bank loans	2,184	(71)	897	(47)	3,081	(118)
Total	$67,415	$(11,740)	$13,172	$(2,990)	$80,587	$(14,730)
Preferred stock	84	(6)	—	—	84	(6)
Common stock	2	—	—	—	2	—
Total equity securities	86	(6)	—	—	86	(6)
Total	$67,501	$(11,746)	$13,172	$(2,990)	$80,673	$(14,736)

As of December 31, 2023 and 2022, the number of bonds and equity securities in an unrealized loss position was 7,290 and 8,092, respectively. Bonds comprised 7,288 of the total, of which 5,725 were in a continuous loss position greater than 12 months at December 31, 2023. Bonds comprised 8,010 of the total, of which 1,189 were in a continuous loss position greater than 12 months at December 31, 2022.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2023 and 2022, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

23

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2023

Due in one year or less	$1,433	$1,423

Due after one year through five years	12,717	12,396

Due after five years through ten years	15,311	14,262

Due after ten years	44,241	37,416

LBaSS	38,552	37,330

Total	$112,254	$102,827

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $25 million and $124 million at December 31, 2023 and 2022, respectively, which is the fair value. At December 31, 2023 and 2022, the Company had no income excluded from due and accrued for bonds.

December 31, 2023 , the Company’s bond portfolio included bonds totaling $6.4 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries. At December 31, 2022, the Company’s bond portfolio included bonds totaling $7.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries.

December 31, 2023 and 2022 The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,

	2023	2022
Consumer cyclical	17.3%	21.3%

Consumer non-cyclical	16.0	16.1

Capital Goods	8.0	8.3

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (“CDO”) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2023		December 31, 2022
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$38,552	$37,330	$30,699	$28,853

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

24

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2023 and 2022, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2023 and 2022, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2023, 2022 and 2021, the Company recognized total OTTI of $36 million, $114 million and $13 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2023 and 2022, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023
LBaSS	$7,184	$(454)	$16,089	$(1,699)	$23,273	$(2,153)
December 31, 2022
LBaSS	$16,448	$(1,565)	$6,349	$(999)	$22,797	$(2,564)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,

(in millions)	2023	2022
Balance, beginning of year	$1,256	$1,263

Increases due to:

Credit impairment on new securities subject to impairment losses	26	42

Additional credit impairment on previously impaired investments	10	71

Reduction due to:

Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	80	120

Balance, end of year	$1,212	$1,256

See Note 4 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2023.

Mortgage Loans

Mortgage loans had outstanding principal balances of $30.4 billion and $25.8 billion at December 31, 2023 and 2022, respectively. Contractual interest rates range from 0.00 percent to 35.00 percent. The mortgage loans at December 31, 2023 had maturity dates ranging from 2023 to 2069.

25

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2023	2022
Geographic distribution:
Mid-Atlantic	26.2%	28.0%
Foreign	20.0	22.5
Pacific	15.1	14.7
South Atlantic	15.4	12.1
West South Central	6.4	6.5
East North Central	5.1	5.8
New England	5.3	4.5
Mountain	4.4	3.9
East South Central	1.5	1.5
West North Central	0.6	0.5

Total	100.0%	100.0%
Property type distribution:
Multi-family	32.6%	35.9%
Office	19.5	23.8
Retail	8.5	8.3
Industrial	14.9	16.2
Hotel/Motel	4.1	4.8
Other	20.4	11.0

Total	100.0%	100.0%

At December 31, 2023, there were 331 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 75 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2023 and 2022:

	Years Ended December 31,
	2023		2022
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	12.00%	3.00%	12.60%	3.00%
Multi-family	9.84	3.01	15.03	2.98
Retail	8.84	5.06	—	—
Industrial	10.34	4.08	9.34	2.68
Hotel/Motel	9.69	6.95	8.68	4.04
Other	26.01	(0.16)	37.35	—

The Company did not reduce any interest rates during 2023 and 2022.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 144 percent and 90 percent, in 2023 and 2022, respectively.

At December 31, 2023, the Company held $560 million in impaired mortgage loans with a related allowance for credit losses. There were no impaired mortgage loans without a related allowance. At December 31, 2022, the Company held $800 million in impaired mortgages with $492 million of related allowances for credit losses and $308 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $604 million and $669 million, at December 31, 2023 and 2022, respectively. The Company recognized interest income of $15 million, $22 million and $14 million, in 2023, 2022 and 2021, respectively.

26

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2023	2022	2021
Balance, beginning of year	$294	$245	$274

Additions (reductions) charged to unrealized capital loss	148	58	(28)

Direct write-downs charged against allowance	(87)	(9)	(1)
Balance, end of year	$355	$294	$245

During 2023, the Company derecognized $71 million of mortgage loans and recognized $71 million of real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2023	2022
Current	$29,547	$24,981

30 - 59 days past due	68	21

60 - 89 days past due	13	3

90 - 179 days past due	24	125

Greater than 180 days past due	—	1
Total	$29,652	$25,131

At December 31, 2023 and 2022, the Company had mortgage loans outstanding under participant or co-lender agreements of $22.7 billion and $21.2 billion, respectively.

The Company had $307 million and $466 million in restructured loans at December 31, 2023 and 2022, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2023:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$1	—%	$609	0.40%	$—	— %
b. 91% to 95%	1	—	246	0.20	—	—
c. 81% to 90%	264	0.20	1,133	0.70	—	—
d. 71% to 80%	1,645	1.00	2,751	1.70	—	—
e. below 70%	3,689	2.30	19,314	12.00	—	—

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2023 and 2022. At December 31, 2023 , the Company had $4 million outstanding commitments to debtors that hold loans with restructured terms. At December 31, 2022, the Company had $4 million of outstanding commitments to debtors that held loans with restructured terms.

27

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,

(in millions)	2023	2022
Properties occupied by the Company	$—	$6

Properties held for production of income	73	3

Properties held for sale	2	—

Total	$75	$9

The Company recognized no gains or losses in 2023, 2022 and 2021. The Company recognized $3 million in impairment write-downs for its investment in real estate in 2023. The Company did not recognize any impairment write-downs for its investment in real estate during 2022 and 2021.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,

(in millions)	2023	2022
Investments in limited liability companies	$644	$972

Investments in limited partnerships	3,921	4,188

Other unaffiliated investments	1,892	2,717

Receivable for securities	100	73

Non-admitted assets	(1)	(10)

Total	$6,556	$7,940

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $955 million at December 31, 2023. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $4 million, $13 million and $15 million during 2023, 2022 and 2021, respectively.

28

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,

(in millions)	2023	2022	2021
Bonds	$5,259	$4,608	$4,802
Preferred stocks	2	10	4
Common stocks	11	2	7
Cash and short-term investments	57	44	15
Mortgage loans	1,437	1,038	946
Real estate*	4	4	4
Contract loans	78	68	65
Derivatives	(283)	994	167
Investment income from affiliates	148	399	1,419
Other invested assets	246	320	271
Gross investment income	6,959	7,487	7,700
Investment expenses	(385)	(315)	(197)
Net investment income	$6,574	$7,172	$7,503

* Includes amounts for the occupancy of Company-owned property of $2 million in 2023, 2022 and 2021.

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$(460)	$(551)	$446
Preferred stocks	(12)	—	14
Common stocks	8	(2)	16
Cash and short-term investments	36	(79)	(1)
Mortgage loans	(162)	(107)	18
Real estate	(3)	—	—
Derivatives	(329)	(1,233)	(659)
Other invested assets	113	80	199
Other	—	—	(49)
Realized capital (losses) gains	(809)	(1,892)	(16)
Federal income tax benefit (expense)	170	397	3
Net gains transferred to IMR	276	305	(392)
Net realized capital (losses) gains	$(363)	$(1,190)	$(405)

During 2023, 2022 and 2021, the Company recognized $87 million, $167 million and $42 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2023	2022	2021

Proceeds	$3,401	$9,787	$11,495

Gross realized capital gains	$64	$112	$823
Gross realized capital losses	$(456)	(472)	(405)

Net realized capital (losses) gains	$(392)	$(360)	$418

29

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$280	$(369)	$(171)
Preferred and common stocks	53	(59)	(311)
Mortgage loans	273	(523)	(129)
Derivatives	148	(497)	139
Other invested assets	(68)	(280)	502
Other	(10)	19	25
Federal income tax benefit (expense)	(126)	310	(116)

Net change in unrealized (losses) gains of investments	$550	$(1,399)	$(61)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2023	2022	2023	2022	2023	2022
Bonds - AC	5	11	$45	$15	$45	$13
LB&SS - AC	3	14	3	11	1	11
Preferred Stock - AC	—	—	—	—	—	—
Preferred Stock - FV	3	4	1	7	1	7
Total	11	29	$49	$33	$47	$31

AC - Amortized Cost

FV - Fair Value

30

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4.LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2023 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
25702@AB2	$899	$1	$898	$1	$1	3/31/2023
25150WAA2	6,490	—	6,490	—	—	3/31/2023
16163HAE1	504	503	—	503	526	3/31/2023
05952GAA9	$2,344	$2,293	$51	$2,293	$2,278	3/31/2023
22541QQJ4	4	—	4	—	—	3/31/2023
12668BKA0	1,929	1,904	25	1,904	1,844	3/31/2023
32051GPW9	$1,749	$1,747	$3	$1,747	$1,712	3/31/2023
Quarterly Total	$13,919	$6,448	$7,471	$6,448	$6,361
75114GAC3	22	—	22	—	—	6/30/2023
23312RAE5	27,786	13,657	14,129	13,657	11,312	6/30/2023
17029RAA9	1,278	—	1,278	—	—	6/30/2023
Quarterly Total	$29,086	$13,657	$15,429	$13,657	$11,312
007036UQ7	2,543	2,528	16	2,528	2,437	9/30/2023
94984NAA0	1,474	1,464	11	1,464	1,565	9/30/2023
02660KAA0	24,925	24,825	100	24,825	28,597	9/30/2023
93934FGB2	8,242	8,164	78	8,164	9,131	9/30/2023
362480AD7	4,575	4,550	25	4,550	5,646	9/30/2023
05952EAA4	420	417	3	417	430	9/30/2023
17025TBE0	3,595	3,591	4	3,591	3,263	9/30/2023
232434AE0	68,655	68,509	146	68,509	71,719	9/30/2023
655378AH0	21,296	21,149	147	21,149	24,021	9/30/2023
45669BAA0	60,942	60,915	27	60,915	65,476	9/30/2023
45660LEF2	14,309	14,261	48	14,261	14,441	9/30/2023
61915YAD3	14,284	14,188	95	14,188	15,795	9/30/2023
126694PP7	3,041	3,029	13	3,029	2,558	9/30/2023
45669FAC7	3,944	3,940	4	3,940	4,052	9/30/2023
761118HU5	2,196	2,173	23	2,173	2,632	9/30/2023
74923WAB4	5,131	5,130	1	5,130	5,068	9/30/2023
Quarterly Total	$239,572	$238,833	$741	$238,833	$256,831
67088CAA5	2,670	204	2,466	204	204	12/31/2023
058928AN2	1,083	724	360	724	713	12/31/2023
61748HJY8	6,601	6,581	20	6,581	5,868	12/31/2023
059522BG6	2,626	2,623	3	2,623	2,491	12/31/2023
466286AA9	13,771	13,748	23	13,748	15,245	12/31/2023
45661XAD4	11,277	11,244	33	11,244	9,860	12/31/2023
02147HAF9	5,644	5,603	40	5,603	5,197	12/31/2023
92990GAC7	2,086	2,083	4	2,083	1,886	12/31/2023
17029PAA3	24,063	14,513	9,550	14,513	11,747	12/31/2023
Quarterly Total	$69,821	$57,323	$12,499	$57,323	$53,211

		Year-end Total	$36,139

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

31

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2023 and 2022, the Company had no bonds loaned pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

December 31,
(in millions)	2023	2022
30 days or less	$—	$—
31 to 60 days	—	—
61 to 90 days	—	—
Subtotal	—	—
Securities collateral received	—	—
Total collateral received	$—	$—

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2023		December 31, 2022
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$—	$—
Subtotal	—	—	—	—

Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$—	$—

Repurchase Agreements

At December 31, 2023 and 2022, bonds with a fair value of approximately $1,675 million and $1,668 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2023	2022
Open positions	$—	$—
30 days or less	1,623	1,316
31 to 60 days	—	145
61 to 90 days	—	—
Greater than 90 days	—	264
Subtotal	1,623	1,725

Securities collateral received	—	—
Total collateral received	$1,623	$1,725

32

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$21	$21	$29	$28
2. Overnight	658	465	—	344
3. 2 Days to 1 Week	1,989	560	—	1,004
4. > 1 Week to 1 Month	1,801	274	—	1,597
5. > 1 Month to 3 Months	73	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$21	$21	$29	$28
2. Overnight	—	75	—	—
3. 2 Days to 1 Week	179	—	—	1,004
4. > 1 Week to 1 Month	1,751	—	—	586
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The following table presents the Company’s liability to return collateral for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$4,542	$1,320	$29	$2,973
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral - All)	$1,951	$96	$29	$1,618
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2023		December 31, 2022

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$2,036	$1,675	$1,933	$1,668
Greater than three years	—	—	—	—
Subtotal	2,036	1,675	1,933	1,668
Securities collateral received	—	—	—	—
Total collateral reinvested	$2,036	$1,675	$1,933	$1,668

33

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—
b. Ending Balance
1. BACV	$2,436	$120	$39	$2,036
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	2,021	100	26	1,675

34

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3
Ending Balance
a. Bonds - BACV	$—	$1,094	$942	$—
b. Bonds - FV	—	850	825	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	1,094	942	—
q. Total Assets - FV	—	850	825	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

35

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,

(in millions)	2023	2022
On deposit with states	$47	$47
FHLB stock and collateral pledged	6,938	5,043
Subject to repurchase agreements	1,618	1,933
Collateral for derivatives	1,412	1,541
Guaranteed interest contracts	66	68
Other restricted assets	985	464
Total	$11,066	$9,096

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

36

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2023

In general account:
RMBS	$810	$791	$903	$(14)
CDOs	101	117	113	—
Total subprime exposure	$911	$908	$1,016	$(14)
December 31, 2022

In general account:
RMBS	$868	$842	$963	$(14)
CDOs	74	88	83	—
Total subprime exposure	$942	$930	$1,046	$(14)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

SSAP 108 requires the Company use the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2022 and 2023 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of guaranteed minimum withdrawal benefits (“GMWB”) riders on its variable annuities. This hedging relationship was highly effective and complied with the Clearly Defined Hedging Strategy of VM-21.

Under SSAP 108 all derivatives are reported at fair value. Fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

37

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2023 and 2022, fair value of the derivatives was a liability of $455 million and $1.2 billion, full contract fair value was a liability of $1 billion and $1.7 billion and hedge target fair value was a liability of $963 million and $841 million. For the period ending December 31, 2023 and 2022, fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized loss of $193 million and a realized gain $1 billion, respectively. Fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2023 and 2022, the fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred assets of $1.1 billion and deferred assets $739 million, respectively. For the periods ending December 31, 2023 and 2022, amortization was a realized loss of $93 million and a realized loss of $32 million, respectively. Fair value change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All fair value changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/ liabilities are being amortized over 10 years.

Starting in 2022, the Company designated, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets. During 2023, the Company also designated certain interest rate swaps as effective cash flow hedges of floating-rate investment assets. Derivatives not designated for hedge accounting are accounted for at fair value with the changes in fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $167 million in 2023, an unrealized capital gain of $478 million in 2022 and an unrealized capital gain of $139 million in 2021, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2023, as a result of increases in fair values of derivatives covered by an International Swaps and Derivative Association Master Agreement (“ISDA Master Agreement”) and Credit Support Annex provisions. At December 31, 2023, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $1,861 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

38

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (“OTC”) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an ISDA Master Agreement and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

39

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2023			December 31, 2022
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$25,958	$1,808	$1,808	$18,022	$1,700	$1,700
Foreign exchange contracts	6,641	679	679	5,190	822	826
Equity contracts	104,770	5,372	5,371	58,131	1,505	1,504
Other contracts	14	—	—	49	1	1
Derivative assets, gross	137,383	7,859	7,858	81,392	4,028	4,031
Counter party netting*	—	(5,975)	(5,975)	—	(3,562)	(3,562)
Derivative assets, net	$137,383	$1,884	$1,883	$81,392	$466	$469
Liabilities:
Interest rate contracts	$31,308	$2,070	$2,063	$22,448	$2,653	$2,653
Foreign exchange contracts	9,001	453	467	7,484	523	521
Equity contracts	43,063	4,403	4,403	39,808	1,193	1,193
Other contracts	47	2	2	—	—	—
Derivative liabilities, gross	83,419	6,928	6,935	69,740	4,369	4,367
Counter party netting*	—	(5,975)	(5,975)	—	(3,562)	(3,562)
Derivative liabilities, net	$83,419	$953	$960	$69,740	$807	$805

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties.

The following table presents the effect of the right of offsets:

	December 31, 2023		December 31, 2022
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$7,859	$6,927	$4,028	$4,369
Amount offset	(5,975)	(5,975)	(3,562)	(3,562)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$1,884	$952	$466	$807

40

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2023		December 31, 2022

(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date

Derivative assets:
Interest rate contracts	$25,958	2056	$18,022	2069
Foreign exchange contracts	6,641	2061	5,190	2061
Equity contracts	104,770	2028	58,131	2028
Credit contracts	—	—	—	—
Other contracts	14	2053	49	2042
Derivative liabilities:
Interest rate contracts	31,308	2071	22,448	2071
Foreign exchange contracts	9,001	2063	7,484	2060
Equity contracts	43,063	2025	39,808	2024
Other contracts	47	2042	—	—

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $829.4 million and $848.9 million at December 31, 2023 and 2022, respectively.

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

42

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

42

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2023
Assets:
Bonds	$102,685	$112,112	$22	$84,726	$17,937
Preferred stocks	79	76	—	79	—
Common stocks	196	196	—	196	—
Cash, cash equivalents and short-term investments	900	900	778	122	—
Mortgage loans	27,861	29,652	—	—	27,861
Contract loans	1,157	1,157	—	—	1,157
Derivatives	(46)	(39)		(46)
Receivables for securities	100	100	—	100	—
Separate account assets	19,068	21,379	—	19,068	—
Liabilities:
Policy reserves and contractual liabilities	13,330	13,439	—	79	13,251
Derivatives	—	—	—	—	—
Payable for securities	182	182	—	182	—
December 31, 2022
Assets:
Bonds	$94,784	$108,404	$—	$80,029	$14,755
Preferred stocks	78	82	—	78	—
Common stocks	163	163	—	163	—
Cash, cash equivalents and short-term investments	951	951	564	387	—
Mortgage loans	23,082	25,131	—	—	23,082
Contract loans	1,138	1,138	—	—	1,138
Derivatives	5	2		5
Receivables for securities	73	73	—	73	—
Separate account assets	12,087	14,525	—	12,087	—
Liabilities:
Policy reserves and contractual liabilities	11,734	11,635	—	106	11,628
Derivatives	20	22		20
Payable for securities	369	369	—	369	—

43

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

44

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

45

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2023
Assets at fair value:
Bonds
All Other Government		—			—
Industrial and miscellaneous	—	14	6	—	20
Bank loans	—	—	—	—	—
Total bonds	—	14	6	—	20
Preferred stock
Industrial and miscellaneous	4	—	1	—	5
Total preferred stock	4	—	1	—	5
Common stock
Industrial and miscellaneous	—	—	—	—	—
Mutual funds	1	—	—	—	1
Total common stock	1	—	—	—	1
Derivative assets:
Interest rate contracts	—	1,401	408	—	1,809
Foreign exchange contracts	—	679	—	—	679
Equity contracts	6	4,665	700	—	5,371
Other Contracts	—	—	—		—
Counterparty netting	—	—		(5,975)	(5,975)
Total derivative assets	6	6,745	1,108	(5,975)	1,884
Separate account assets	45,987	1,426	—	—	47,414
Total assets at fair value	$45,998	$8,185	$1,115	$(5,975)	$49,324
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2,070	$—	$—	$2,070
Foreign exchange contracts	—	414	—	—	414
Equity contracts	2	4,336	65	—	4,403
Credit contracts	—	—	—	—	—
Other contracts	—	—	2	—	2
Counterparty netting	—	—	—	(5,975)	(5,975)
Total derivative liabilities	2	6,820	67	(5,975)	914
Total liabilities at fair value	$2	$6,820	$67	$(5,975)	$914
December 31, 2022
Assets at fair value:
Bonds
All Other Government		2			$2
Industrial and miscellaneous	$—	$46	$3	$—	$49
Total bonds	—	48	3	—	51
Preferred stock
Industrial and miscellaneous	4	—	7	—	11
Total preferred stock	4	—	7	—	11
Common stock
Industrial and miscellaneous	7	2	2	—	11
Mutual funds	—	—	—	—	—
Total common stock	7	2	2	—	11
Derivative assets:
Interest rate contracts	1	1,411	288	—	1,700
Foreign exchange contracts	—	821	—	—	821
Equity contracts	9	1,255	240	—	1,504
Other Contracts			1		1
Counterparty netting	—	—	—	(3,562)	(3,562)
Total derivative assets	10	3,487	529	(3,562)	464
Separate account assets	43,653	1,523	—	—	45,176
Total assets at fair value	$43,674	$5,060	$541	$(3,562)	$45,713
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2,653	$—	$—	$2,653
Foreign exchange contracts	—	502	—	—	502
Equity contracts	2	1,174	16	—	1,192
Counterparty netting	—	—	—	(3,562)	(3,562)
Total derivative liabilities	2	4,329	16	(3,562)	785
Total liabilities at fair value	$2	$4,329	$16	$(3,562)	$785

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

46

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2021	$12	$—	$—	$181	$193	$55
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(9)	14	10	(56)	(41)	7
Included in surplus	15	—	—	28	43	(49)
Purchases, issuances and settlements	(43)	(12)	(10)	258	193	9
Transfers into Level 3	38	4	—	52	94	—
Transfers out of Level 3	(2)	—	—	(53)	(55)	—
Balance, December 31, 2021	$11	$6	$—	$410	$427	$22
Total realized/unrealized capital gains or losses:
Included in net (loss) income	13	—	—	(232)	(219)	(29)
Included in surplus	(11)	(1)	—	(214)	(226)	(22)
Purchases, issuances and settlements	(44)	2	1	565	524	45
Transfers into Level 3	73	—	1	—	74	—
Transfers out of Level 3	(39)	—	—	—	(39)	—
Balance, December 31, 2022	$3	$7	$2	$529	$541	$16
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(10)	(7)	—	(444)	(461)	(29)
Included in surplus	—	1	—	329	330	30
Purchases, issuances and settlements	9	—	(2)	694	701	50
Transfers into Level 3	4	—	—	—	4	—
Transfers out of Level 3	—	—	—	—	—	—
Balance, December 31, 2023	$6	$1	$—	$1,108	$1,115	$67

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2023 and 2022, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2023 and 2022 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2023.

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2023
Derivative assets at fair value	$6	$6,745	$1,108	$7,859
Derivative liabilities at fair value	(2)	(6,820)	(67)	(6,889)

December 31, 2022
Derivative assets at fair value	$10	$3,487	$529	$4,026
Derivative liabilities at fair value	(2)	(4,329)	(16)	(4,347)

47

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

(in millions)	Years ended December 31,
	2023	2022
Life insurance	$41,544	$41,157
Annuities (excluding supplementary contracts with life contingencies)	95,144	88,847
Supplementary contracts with life contingencies	371	480
Accidental death benefits	15	15
Disability - active lives	29	31
Disability - disabled lives	208	210
Excess of VM-21 reserves over basic reserves	111	18
Deficiency reserves	1,180	1,272
Other miscellaneous reserve	1,065	1,154
Gross life and annuity reserves	139,667	133,184
Reinsurance ceded	(25,967)	(24,335)
Net life and annuity reserves	113,700	108,849
Accident and health reserves
Unearned premium reserves	7	7
Present value of amounts not yet due on claims	192	193
Additional contract reserves	504	520
Gross accident and health reserves	703	720
Reinsurance ceded	(6)	(9)
Net accident and health reserves	697	711
Aggregate policy reserves	$114,397	109,560

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$44,316	$3,563	$—	$47,879	38.34%
b. At book value less current surrender charge of 5% or more	10,554	—	—	10,554	8.45%
c. At fair value	—	26	29,877	29,903	23.95%
d. Total with market adjustment or at fair value	54,870	3,589	29,877	88,336	70.74%
e. At book value without adjustment (minimal or no charge or adjustment)	22,365	—	12	22,377	17.92%
(2) Not subject to discretionary withdrawal	14,102	—	60	14,162	11.34%
(3) Total (gross: direct + assumed)	$91,337	$3,589	$29,949	$124,875	100.00%
(4) Reinsurance ceded	244	—	—	244
(5) Total (net)* (3) - (4)	$91,093	$3,589	$29,949	$124,631
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$2,966	$—	$—	$2,966

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

48

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

B. Group Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$162	$54	$—	$216	0.63%
b. At book value less current surrender charge of 5% or more	30	—	—	30	0.09%
c. At fair value	—	—	13,681	13,681	39.80%
d. Total with market adjustment or at fair value	192	54	13,681	13,927	40.52%
e. At book value without adjustment (minimal or no charge or adjustment)	2,108	—	—	2,108	6.13%
(2) Not subject to discretionary withdrawal	1,878	16,434	25	18,337	53.35%
(3) Total (gross: direct + assumed)	$4,178	$16,488	$13,706	$34,372	100.00%
(4) Reinsurance ceded	65	—	—	65
(5) Total (net)* (3) - (4)	$4,113	$16,488	$13,706	$34,307
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment	537	—	8	545	3.87%
(minimal or no charge or adjustment)
(2) Not subject to discretionary withdrawal	13,495	—	54	13,549	96.13%
(3) Total (gross: direct + assumed)	$14,032	$—	$62	$14,094	100.00%
(4) Reinsurance ceded	17	—	—	17
(5) Total (net)* (3) - (4)	$14,015	$—	$62	$14,077
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

49

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2023:

		December 31, 2023
		General Account			Separate Account - non-guaranteed
		Account	Cash value	Reserve	Account	Cash value	Reserve
(in millions)		value			value
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1)	Term policies with cash value	$—	$642	$3,239	$—	$—	$—
(2)	Universal life	5,478	5,499	6,238	—	—	—
(3)	Universal life with secondary guarantees	1,641	1,453	7,987	—	—	—
(4)	Indexed universal life	743	665	730	—	—	—
(5)	Indexed universal life with secondary	1,833	1,187	1,842	—	—	—
	guarantees
(6)	Indexed life	—	—	—	—	—	—
(7)	Other permanent cash value life insurance	2,183	8,605	9,854	1,760	1,760	1,760
(8)	Variable life	—	—	—	—	—	—
(9)	Variable universal life	113	103	140	1,649	1,642	1,636
(10) Miscellaneous reserves		—	—	—	—	—	—
B. Not subject to discretionary withdrawal
or no cash values
(1)	Term policies without cash value	XXX	XXX	$11,514	XXX	XXX	$—
(2)	Accidental death benefits	XXX	XXX	15	XXX	XXX	—
(3)	Disability - active lives	XXX	XXX	29	XXX	XXX	—
(4)	Disability - disabled lives	XXX	XXX	208	XXX	XXX	—
(5)	Miscellaneous reserves	XXX	XXX	2,200	XXX	XXX	—
C. Total (gross: direct + assumed)		$11,991	$18,154	$43,996	$3,409	$3,402	$3,396
D. Reinsurance ceded		6,979	10,192	25,651	—	—	—
E. Total (net) (C) - (D)		$5,012	$7,962	$18,345	$3,409	$3,402	$3,396

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost.

These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and pension risk transfer annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

General account reserves of $13 million and $7 million were established for the separate account reserve in excess of assets in subaccounts TFA1-B and TFA1-D, respectively.

50

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents separate account assets by product or transaction:

	December 31, 2023		December 31, 2022
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$44,445	$—	$42,104	$—
Variable life	2,969	—	3,073	—
Bank-owned life insurance – hybrid	503	—	482	—
Deferred annuities with MVA features	401	—	417	—
Pension risk transfer annuities	18,022	—	11,453	—
Annuities with MVA features	—	2,427	—	2,148
Fixed annuities excess interest adjustment features	—	25	—	24
Total	$66,340	$2,452	$57,529	$2,172

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2023 and 2022 is $5.4 billion and $3.9 billion, respectively.

The separate account business seed money balances were $6 million and $0 million at December 31, 2023 and 2022, respectively.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2023	$558	$65
2022	596	64
2021	539	36
2020	450	43
2019	383	35

51

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$803	$—	$178	$6,597	$7,578
Reserves for accounts with assets at:
Market value	$—	$—	$—	$46,589	$46,589
Amortized costs	2,611	17,306	617	—	20,534
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,611	$17,179	$617	$—	$20,407
At market value	—	—	—	46,488	46,488
Subtotal	2,611	17,179	617	46,488	66,895
Not subject to discretionary withdrawal	—	127	—	101	228
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
December 31, 2022
Premiums, considerations or deposits	$434	$—	$41	$4,964	$5,439
Reserves for accounts with assets at:
Market value	$—	$—	$—	$44,187	$44,187
Amortized costs	2,071	11,613	385	—	14,069
Total reserves	$2,071	$11,613	$385	$44,187	$58,256
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,071	$11,154	$385	$—	$13,610
At market value	—	—	—	44,094	44,094
Subtotal	2,071	11,154	385	44,094	57,704
Not subject to discretionary withdrawal	—	458	—	93	551
Total reserves	$2,071	$11,612	$385	$44,187	$58,255
December 31, 2021
Premiums, considerations or deposits	$414	$—	$9	$6,659	$7,082
Reserves for accounts with assets at:
Market value	$—	$—	$—	$56,703	$56,703
Amortized costs	1,805	9,370	361	—	11,536
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,805	$8,840	$361	$—	$11,006
At market value	—	—	—	56,565	56,565
Subtotal	1,805	8,840	361	56,565	67,571
Not subject to discretionary withdrawal	—	530	—	138	668
Total reserves	$1,805	$9,370	$361	$56,703	$68,239

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2023	2022	2021
Transfers to separate accounts	$7,578	$5,439	$7,082
Transfers from separate accounts	(5,500)	(4,330)	(5,400)
Net transfers to (from) separate accounts	2,078	1,109	1,682
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$2,078	$1,109	$1,682

52

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include GMWB and, to a lesser extent, guaranteed minimum accumulation benefits (“GMAB”), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of cash surrender value were $103.1 million and none at December 31, 2023 and 2022, respectively.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2023, 2022 and 2021, respectively. Policyholder dividends for the years ended December 31, 2023, 2022 and 2021 were $13 million, $10 million, and $13 million, respectively.

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2023		December 31, 2022
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$22	$22	$22	$22
Ordinary renewal	(503)	39	(416)	132
Group life	(1)	(1)	(2)	(2)
Total	$(482)	$60	$(396)	$152

53

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance transactions to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations to insureds and beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2023, 2022 and 2021 were $4.9 billion, $24.5 billion and $2.3 billion, respectively. Reinsurance premiums ceded in 2023, 2022 and 2021 were $2.5 billion, $2.7 billion and $3.3 billion, respectively. Additionally, reserves on reinsurance assumed were $9.8 billion, $5.5 billion and $4.5 billion at December 31, 2023, 2022 and 2021, respectively. The reserve credit taken on reinsurance ceded was $26.0 billion, $24.4 billion and $24.6 billion at December 31, 2023, 2022 and 2021, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2023 and 2022, the Company’s reinsurance recoverables were $251 million and $270 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The Company previously entered into a reinsurance agreement with Hannover Life Reassurance Company of America (“Hannover”) effective July 1, 2016, under which the Company ceded blocks of whole life policies on a coinsurance with funds withheld basis and a block of current assumption universal life business on a yearly renewable term basis. Effective December 31, 2016, the Company recaptured certain term and universal life policies that had been ceded to AGC Life and concurrently amended and restated the July 1, 2016 reinsurance treaty (the “A&R Treaty”) with Hannover to add this in-force term and guaranteed universal life business on a coinsurance basis and additional current assumption universal life on a yearly renewable term basis.

54

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective March 31, 2023, the Company recaptured term life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force term life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $93 million at March 31, 2023. This increase in surplus will be amortized to income over the life of the treaty.

(in millions)	March 31 Recapture from AGC Life	March 31 Cession to Hannover	Net Impact of Reinsurance

Increase (Decrease)

Summary Of Operations

Premiums	$1,538	$(1,738)	$(200)

Commissions on reinsurance ceded	(1,054)	1054	—

Reserve adjustments on reinsurance ceded	(484)	—	(484)

Total revenue	$—	$(684)	$(684)

Increase in aggregate reserves for life contracts	$1,054	$(1,738)	$(684)

Federal income tax expense (benefit)	(221)	221	—

Net income	$(833)	$833	$—

Capital and Surplus Account

Change in surplus as a result of reinsurance	$—	$93	$93

Effective September 30, 2023, the Company recaptured universal life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force universal life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $253 million at September 30, 2023. This increase in surplus will be amortized to income over the life of the treaty.

(in millions)	Sept 30 Recapture from AGC Life	Sept 30 Cession to Hannover	Net Impact of Reinsurance

Increase (Decrease)

Summary Of Operations

Premiums	$2,092	$(2,035)	$57

Commissions on reinsurance ceded	(939)	939	—

Reserve adjustments on reinsurance ceded	(1,153)	—	(1,153)

Total Revenue	$—	$(1,096)	$(1,096)

Increase in aggregate reserves for life contracts	$939	$(2,035)	$(1,096)

Federal income tax expense (benefit)	(197)	197	—

Net Income	$(742)	$742	$—

Capital and Surplus Account

Change in surplus as a result of reinsurance	$—	$253	$253

55

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company previously ceded term and universal life insurance business issued from January 1, 2020 to December 31, 2021 to AGC Life on a coinsurance/modified coinsurance basis. Effective October 1, 2023, AGL recaptured this business, resulting in a $66 million decrease in the Company’s net income.

(in millions)	Oct 1 Recapture from AGC Life

Increase (Decrease)

Summary Of Operations

Premiums	$129

Commissions on reinsurance ceded	(83)

Reserve adjustments on reinsurance ceded	(46)

Total Revenue	$—

Increase in aggregate reserves for life contracts	$83

Federal income tax expense (benefit)	(17)

Net Income	$(66)

The coinsurance/modified coinsurance agreements with AGC Life increased the Company’s pre-tax earnings by $63 million in 2023 (excluding the impact of recaptures). In 2022 and 2021, the coinsurance/modified coinsurance agreements with AGC Life increased the Company’s pre-tax earnings by $91 million and $333 million, respectively.

The Company has a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s VA business are ceded to the Company. At December 31, 2023 and 2022, the liabilities resulting from the agreement and recorded in the accompanying financial statements were $19.9 billion and $22.4 billion, respectively. In 2023 and 2022, the agreement increased the Company’s pre-tax earnings by $319 million and $120 million (excluding initial accounting), respectively. Related to the agreement, included within Other income are assumed expense risk charges of $393 million and $88 million for 2023 and 2022, respectively.

As of December 31, 2023, and 2022, $22.0 billion and $23.9 billion of the Company’s reserves representing a mix of run-off life and annuity risks were ceded to Fortitude Reinsurance Company Ltd.(“Fortitude Re”) under modified coinsurance agreements.

The Company has an annuity coinsurance/modified coinsurance agreement with Corebridge Bermuda in which Corebridge Bermuda reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. At December 31, 2023 and 2022, the liabilities resulting from the agreement and recorded in the accompanying financial statements were $4.1 billion and $5.0 billion, respectively. In each of 2023, 2022 and 2021, the agreement decreased the Company’s pre-tax earnings by $1 million.

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022, which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act with a 15%, CAMT, on adjusted financial statement income for corporations with profits over $1 billion, a 1% stock buyback tax, increased Internal Revenue Service (“IRS”) enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. The AGC Life Insurance Company consolidated federal income tax return group, of which the Company is a member, has determined that as of the reporting date it is an applicable reporting entity for the CAMT.

Although the U.S. Treasury and IRS issued interim CAMT guidance during 2023, many details and specifics of application of the CAMT remain subject to future guidance. The Company’s estimated CAMT liability will continue to be refined based on future guidance.

56

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2023			December 31, 2022			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$3,478	$1,993	$5,471	$3,280	$2,472	$5,752	$198	$(479)	$(281)
Statutory valuation allowance adjustment	—	183	183	—	303	303	—	(120)	(120)
Adjusted gross DTA	3,478	1,810	5,288	3,280	2,169	5,449	198	(359)	(161)
DTA non-admitted	2,195	1,810	4,005	1,983	2,169	4,152	212	(359)	(147)
Net admitted DTA	1,283	—	1,283	1,297	—	1,297	(14)	—	(14)
DTL	119	—	119	210	—	210	(91)	—	(91)
Total	$1,164	$—	$1,164	$1,087	$—	$1,087	$77	$—	$77

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2023			December 31, 2022			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission calculation components

SSAP 101

Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	1,164	—	1,164	1,087	—	1,087	77	—	77

1. Adjusted gross DTA expected to be realized following the reporting date	1,164	—	1,164	1,087	—	1,087	77	—	77

2. Adjusted gross DTA allowed per limitation threshold	—	—	1,164	—	—	1,299	—	—	(135)

Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	119	—	119	210	—	210	(91)	—	(91)

DTA admitted as the result of application of SSAP 101	$1,283	$—	$1,283	$1,297	$—	$1,297	$(14)	$—	$(14)

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	700%	736%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$7,759	$8,662

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

57

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2023	2022	2021
Current income tax expense

Federal	$(52)	$518	$1,421

Foreign	—	—	1

Subtotal	(52)	518	1,422
Federal income tax on net capital gains (losses)	(170)	(397)	(3)
Federal income tax incurred	(222)	121	1,419

	Years Ended December 31,
(in millions)	2023	2022	Change
Deferred tax assets:

Ordinary:

Policyholder reserves	$1,644	$1,343	$301

Investments	223	243	(20)

Deferred acquisition costs	1,133	1,080	53

Fixed assets	401	102	299

Policyholder Dividend Accruals	4	4	—

Compensation and benefits accrual	42	45	(3)

Tax credit carryforward	—	—	—

Net operating loss carry-forward	1	435	(434)

Other (including items less than 5% of total ordinary tax assets)	30	28	2
Subtotal	3,478	3,280	198

Non-admitted	2,195	1,983	212
Admitted ordinary deferred tax assets	1,283	1,297	(14)
Capital:
Investments	1,993	2,472	(479)
Subtotal	1,993	2,472	(479)

Statutory Valuation Adjustment	183	303	(120)

Non-admitted	1,810	2,169	(359)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	1,283	1,297	(14)
Deferred tax liabilities:
Ordinary:

Deferred and uncollected premium	56	105	(49)

Policyholder reserves	62	104	(42)

General expense	—	—	—

Other (including items less than 5% of total ordinary tax liabilities)	1	1	—
Subtotal	119	210	(91)
Capital:

Other (including items less than 5% of total capital tax liabilities)	—	—	—
Subtotal	—	$—	$—
Deferred tax liabilities	119	210	(91)
Net deferred tax assets	$1,164	$1,087	77

58

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

(in millions)	Years Ended December 31,		Change
	2023	2022
Total adjusted deferred tax assets	$5,288	$5,449	$(161)
Total deferred tax liabilities	119	210	(91)
Net adjusted deferred tax assets	$5,169	$5,239	(70)
Tax effect of unrealized gains (losses)			126
Change in net deferred income tax			56

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2023		December 31, 2022		December 31, 2021

(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$(16)	21.0%	$191	21.0%	$769	21.0%
Change in valuation adjustment	(120)	154.8	303	33.2	—	—
Disregarded entities	1	(1.2)	(56)	(6.2)	(152)	(4.3)
Amortization of interest maintenance reserve	(82)	105.5	(97)	(10.4)	21	0.6
Surplus adjustments	50	(65.0)	(38)	(4.2)	(17)	(0.5)
Dividend received deduction	(26)	33.2	(14)	(1.6)	(15)	(0.4)
Prior year return true-ups and adjustments	(84)	108.5	(25)	(2.8)	(11)	(0.3)
Other permanent adjustments	(3)	3.8	(8)	(0.9)	11	0.3
Change in non-admitted assets	10	(12.7)	8	0.9	6	0.2
LTIP shortfall deduction	(8)	10.7	(4)	(0.4)	2	0.1
Separation adjustment on pensions	$—	—	$(99)	(10.9)	$—	—
Statutory income tax expense (benefit)	$(278)	358.6%	$161	17.7%	$614	16.7%

Federal income taxes incurred	$(222)	286.4%	$121	13.3%	$1,419	38.7%
Change in net deferred income taxes	(56)	72.2	40	4.4	(805)	(22.0)
Total statutory income taxes	$(278)	358.6%	$161	17.7%	$614	16.7%

At December 31, 2023, the Company had no foreign tax credit carryforwards.

At December 31, 2023, the Company had U.S federal operating loss carryforwards of $0.6 million.

At December 31, 2023, the Company had no capital loss carryforwards.

At December 31, 2023, the Company had no alternative minimum tax credits.

At December 31, 2023, the Company had no general business credit carryforwards.

At December 31, 2023, the Company had no CAMT credits.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2021	$532
2022	—
2023	—
Total	$532

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its

59

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

ability to realize DTAs of $5.5 billion and concluded that $183 million valuation allowance was required at December 31, 2023. The Company had concluded that $303 million valuation allowance was required on the DTAs of $5.8 billion at December 31, 2022.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

(in millions)	Years Ended December 31,
	2023	2022
Gross unrecognized tax benefits at beginning of year	$7	$7
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	—
Gross unrecognized tax benefits at end of year	$7	$7

At December 31, 2023 and 2022, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $7 million & $7 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2023 and 2022, the Company had accrued liabilities of $(0.1) million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2023 and 2022, the Company did not recognize any expense of interest (net of the federal benefit) and penalties. In 2021, the Company recognized benefit of interest (net of the federal expense) and penalties of $7 million.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2023, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under IRS examinations for the taxable years 2011-2019 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2022 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2023.

For the period prior to the Corebridge IPO on September 19, 2022, the Company joined in the filing of a consolidated federal income tax return with AIG. For the period following the IPO, the Company will join with AGC Life, VALIC, USL and Corebridge Bermuda in filing a consolidated life company federal income tax return.

The Company has a written agreement with both parent entities, AIG and AGC Life, under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. Both AIG and AGC Life agree to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The Company may be charged with a portion of CAMT incurred by the AGC Life consolidated group (or credited with a portion of the consolidated group’s CAMT credit utilization).

60

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2023, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to the Texas Insurance Code (“TIC”), which imposes certain restrictions on shareholder dividends. Pursuant to TIC 823.107, the maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid by the Company without prior approval of the Texas Insurance Commissioner (the “Commissioner”), is the greater of (i) 10% of its policyholder surplus as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized gains), not including pro rata distributions of such insurance company’s own securities. The Company will be permitted to pay a dividend to its shareholder in excess of the greater of such two amounts (i.e., an extraordinary dividend) only if it files notice of the declaration of such an extraordinary dividend and the amount thereof with the Commissioner and the Commissioner either approves the distribution of the extraordinary dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (“unassigned funds (surplus)”) calculated as of the most recent financial information available would require the filing of a notice of an extraordinary dividend with the Commissioner.

The maximum amount, before considering the dividend test discussed below, that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to AGC Life (as immediate parent company), by the Company in 2024 is $892 million. The estimated ordinary dividend capacity of the Company is further limited by the fact that the dividend test under Texas insurance law is based on dividends previously paid over a rolling twelve-month period. Consequently, depending on the actual payment dates during 2024, some or all of the dividends estimated to be ordinary in 2024 may require regulatory approval or non-disapproval. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

61

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2023, 2022 and 2021:

Date	Type	Cash or Non-cash	Amount (in millions)
2023
March 27, 2023	Ordinary	Cash	$500
June 20, 2023	Ordinary	Cash	500
September 19, 2023	Ordinary	Cash	500
December 20 2023	Ordinary	Cash	481
December 20 2023	Extraordinary	Cash	19

2022
March 28, 2022	Ordinary	Cash	$400
June 24, 2022	Ordinary	Cash	400

2021
March 15, 2021	Ordinary	Cash	$199
June 15, 2021	Ordinary	Cash	266
September 24, 2021	Ordinary	Cash	214
December 22, 2021	Extraordinary	Non-Cash	295
December 27, 2021	Ordinary	Cash	71

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding at December 31, 2023.

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement and Postretirement Benefit Plans

Certain employees and retirees of the Company participated in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years Ended December 31,
(in millions)	2023	2022	2021
Defined benefit plans	$7	$(9)	$(11)
Postretirement medical and life insurance plans	—	1	1
Total	$7	$(8)	$(10)

Defined Contribution Plan

Prior to August 22, 2022, the Company’s employees participated in AIG’s qualified defined contribution plan that provided for contributions by employees, as well as an employer contribution. On August 22, 2022, participants’ accounts in the AIG plan were transferred to the Corebridge Financial Inc. Retirement Savings 401(k) Plan.

The 401(k) plan provides ~~fo~~r pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent were made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of

62

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $23 million, $28 million and $27 million in 2023, 2022 and 2021, respectively.

Share-based and Deferred Compensation Plans

Prior to the IPO, certain Corebridge employees received grants of equity awards under the AIG Long Term Incentive Plan (as amended) and its predecessor plan, the AIG 2013 Long Term Incentive Plan, which are governed by the AIG 2013 Omnibus Incentive Plan. The value of AIG equity awards are linked to the performance of AIG’s common stock. AIG granted equity awards to the Company’s employees primarily in the form of AIG restricted stock units (“RSUs”) but also granted AIG performance share units (“PSUs”) and AIG stock options to certain executives. AIG RSUs that were held by the Company’s active employees on September 14, 2022 (the pricing date for the IPO) were converted into RSUs linked to the performance of Corebridge stock (“Corebridge RSUs”), on terms and conditions that are substantially the same as the corresponding AIG RSUs, with the number of AIG RSUs adjusted in a manner intended to preserve their intrinsic value as of immediately before and immediately following the conversion (subject to rounding).

Following the IPO, the Company’s employees participate in several stock compensation programs under the Corebridge Financial, Inc. Long-term Incentive Plan (each as applicable, the “LTIP”), which are governed by the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan, as amended and restated on February 16, 2023. Corebridge’s LTIP provides for an annual award to certain employees, including senior executive officers and other highly compensated employees, that may comprise a combination of one or more of the following units: RSUs or stock options. RSUs and stock options are earned based solely on continued service by the participant and vesting occurs in three equal installments on the first, second and third anniversaries of the grant date.

The Company recognized compensation expenses of $23 million, $31 million and $28 million for the years ending December 31, 2023, 2022 and 2021, respectively, on the grant date of the awards.

20. DEBT

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock.

Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.

The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity at December 31, 2023 is $2 billion

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2023	2022
Membership stock - Class B	$7	$7
Activity stock	183	141
Excess stock	5	15
Total	$195	$163

Actual or estimated borrowing capacity as determined by the insurer	$6,536	$5,525

The Company did not hold any Class A at December 31, 2023 or 2022.

63

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2023		December 31, 2022
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$6,938	$6,239	$5,043	$4,432

Maximum amount pledged during reporting period	7,070	6,098	5,131	4,486

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2023	2022
Amount outstanding	$4,475	$3,448
Maximum amount borrowed during reporting period	$4,475	$3,448

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2023 or 2022.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148

10-year floating rate	February 15, 2018	1,277

10-year floating rate	February 15, 2018	175

10-year floating rate	February 6, 2018	87

10-year floating rate	January 25, 2018	31

10-year floating rate	May 23, 2017	52

10-year floating rate	January 31, 2017	67

10-year floating rate	January 12, 2017	57

10-year floating rate	June 14, 2016	254

5-year fixed rate	August 25, 2022	300

5-year fixed rate	March 01, 2023	506

5-year fixed rate	September 12, 2023	521

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $2.9 billion and at December 31, 2023 and $3.2 billion at December 31, 2022. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2023, $1.4 billion are currently expected to expire in 2024, and the remainder by 2029 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2023 and 2022, the Company had $2.8 billion and $3.8 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of

64

the total current commitments, $1.0 billion are expected to expire in 2024 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2023, the future minimum lease payments under the operating leases are as follows:

(in millions)
2024	$6
2025	6
2026	6
2027	2
2028	2
Thereafter	—
Total	$22

Rent expense was $15 million, $16 million and $18 million in 2023, 2022 and 2021, respectively.

Contingencies

Legal Matters

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. The Company is disputing the requested rate increases under these agreements. Certain reinsurers with whom the Company has disputes have initiated arbitration proceedings against the Company, and others may initiate them in the future. To the extent reinsurers have sought retroactive premium increases, the Company has accrued its current estimate of probable loss with respect to these matters.

AGL continues to defend against Moriarty v. American General Life Insurance Co. (S.D. Cal.), a putative class action involving Sections 10113.71 and 10113.72 of the California Insurance Code which was instituted against AGL on July 18, 2017. In general, those statutes require that for life-insurance policies issued and delivered in California: (1) the policy must contain a 60-day grace period during which the policy remains in force; (2) the insurer must provide a 30-day pre-lapse notice; and (3) the insurer must notify policy owners of the right to designate a secondary recipient for lapse notices. The Moriarty plaintiff contends AGL did not comply with these requirements for a policy issued before these statutes went into effect. The plaintiff seeks damages and other relief. AGL asserts various defenses to the plaintiff’s claims and to class certification. In 2022, the District Court held a trial was necessary to determine whether AGL was liable, and it denied class certification. In May 2023, the case was reassigned to a new judge. On August 14, 2023, the District Court granted the plaintiff’s motion for summary judgment on the plaintiff’s breach-of-contract claim. On September 26, 2023, the District Court decided that good cause exists to allow the plaintiff to file a third motion for class certification. At the same time, however, the District Court certified its August 14, 2013 order for interlocutory appeal to the Ninth Circuit and stayed trial-court proceedings pending the outcome of AGL’s appeal. The Ninth Circuit granted AGL’s petition for interlocutory appeal on November 21, 2023. Briefing in the Ninth Circuit appeal is expected to be complete in mid-2024, with a decision by the Ninth Circuit at some time after that.

AGL is defending other actions in California involving similar issues: Allen v. Protective Life Insurance Co. (E.D. Cal.), filed on June 6, 2022, in which the individual plaintiff filed a motion on August 11, 2023 seeking leave to amend the complaint to add class-action allegations against AGL; and Chuck v. American General Life Insurance Co. (C.D. Cal.), which was filed on September 6, 2023 as a putative class action. However, Plaintiff filed an amended complaint on January 8, 2024 dropping the class action allegation against AGL and adding a sales agent as a defendant.

These cases are in the early stages, and AGL expects their progress will be influenced by future developments in Moriarty and cases against other insurers involving the same statutes.

AGL has accrued its current estimate of probable loss with respect to these litigation matters.

Various other lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

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Regulatory Matters

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Other Contingencies

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments (“GFA”) when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future GFA, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $41 million and $39 million for GFA at December 31, 2023 and 2022, respectively. The Company has recorded receivables of $31 million and $31 million at December 31, 2023 and 2022, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2023 and 2022. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2023 and 2022, the Company had admitted assets of $62 million and $153 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

The Company did not receive any business interruption insurance recoveries during the periods covered by this report.

22. RELATED PARTY TRANSACTIONS

Sale of Retail Mutual Funds Business

On February 8, 2021, Corebridge announced the execution of a definitive agreement with Touchstone Investments, Inc. (“Touchstone”), an indirect wholly owned subsidiary of Western & Southern Financial Group, to sell certain assets of its retail mutual funds business. This sale consisted of the reorganization of twelve of the retail mutual funds managed by the Company’s subsidiary SunAmerica Asset Management, LLC (“SAAMCo”) into certain Touchstone funds. Concurrently, the twelve retail mutual funds managed by SAAMCo, with $6.8 billion in assets, were reorganized into Touchstone funds. Additional consideration has been and may be earned over a three-year period based on asset levels in certain reorganized funds. Six retail mutual funds managed by SAAMCo and not included in the transaction were liquidated. Corebridge continues to retain its fund management platform and capabilities dedicated to its variable annuity insurance products.

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Events Related to AIG and Corebridge

Separation of Life and Retirement Business from AIG and Relationship with Blackstone

On September 19, 2022, Corebridge completed an IPO in which AIG sold 80 million shares of Corebridge common stock to the public. Since the IPO, AIG has sold 159.8 million shares of Corebridge common stock and Corebridge has repurchased 17.2 million shares of its common stock from AIG. As of December 31, 2023, AIG owns 52.2% of outstanding common stock of Corebridge.

On November 2, 2021, Argon Holdco LLC (“Argon”), a wholly-owned subsidiary of Blackstone, Inc. (“Blackstone”), acquired a 9.9% equity stake in Corebridge and Corebridge entered into a long-term asset management relationship with Blackstone ISG-1 Advisors L.L.C (“Blackstone IM”). Pursuant to the partnership, Corebridge initially transferred $50 billion in book value of assets in its consolidated investment portfolio to Blackstone IM, with that amount to increase to an aggregate of $92.5 billion by the third quarter of 2027. As of December 31, 2023, Blackstone IM managed approximately $55.4 billion in book value of assets in Corebridge’s investment portfolio.

Pursuant to the Stockholders’ Agreement that Corebridge entered into with AIG and Argon at the time of acquisition of Argon’s Corebridge equity stake, Argon may not sell its ownership interest in Corebridge subject to exceptions permitting Argon to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the IPO, with the transfer restrictions terminating in full on the fifth anniversary of the IPO. Also, until Argon no longer owns at least 50% of its initial investment in Corebridge, it will have the right to designate for nomination for election one member of the Corebridge Board of Directors.

Prior to the IPO, Corebridge and certain U.S. subsidiaries were included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined or unitary basis. The provision for income taxes is calculated on a separate return basis. Following the IPO, AIG owns a less than 80% interest in Corebridge, resulting in tax deconsolidation of Corebridge from the AIG Consolidated Tax Group and in a small minority of state jurisdictions which follow federal consolidation rules, the most significant being Florida. In addition, under the applicable law, AGC Life and its directly owned life insurance subsidiaries (the “AGC Group”) will not be permitted to join in the filing of a U.S. consolidated federal income tax return with other subsidiaries (collectively, the “Non-Life Group”) for the five year waiting period. Instead, the AGC Group is expected to file separately as members of the AGC consolidated U.S. federal income tax return during the five-year waiting period. Following the five-year waiting period, the AGC Group is expected to join the U.S. consolidated federal income tax return with the Non-Life Group.

Investment Management Agreements with BlackRock

Since April 2022, certain of the Corebridge insurers, including the Company, entered into investment management agreements with BlackRock Financial Management, Inc. (“BlackRock”) and its investment advisory affiliates. Under the investment management agreements with BlackRock, Corebridge completed the transfer of the management of liquid fixed income and certain private placement assets to BlackRock in 2022. As of December 31, 2023, BlackRock managed approximately $85.3 billion in book value of assets in Corebridge’s consolidated investment portfolio. In addition, liquid fixed income assets associated with the Fortitude Re portfolio were separately transferred to BlackRock for management in 2023. The investment management agreements contain detailed investment guidelines and reporting requirements. These agreements also contain reasonable and customary representations and warranties, standard of care, expense reimbursement, liability, indemnity and other provisions.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (“American Home”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (“AGLA”) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (“SAAL”) and SunAmerica Life Insurance Company (“SALIC”) has a General Guarantee Agreement with American Home. Pursuant to the terms of

67

this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (“AIG Life”), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (“National Union”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life Holding, Inc. between July 13, 1998 and April 30, 2010.

Cut-Through Agreement

The Company and Corebridge Bermuda entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event Corebridge Bermuda becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by Corebridge Bermuda. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on Corebridge Bermuda’s books related to this agreement was approximately $320,000 and $330,000 for the years ending December 31, 2023 and 2022. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

Effective January 1, 2011, the Company entered into a Reinsurance Agreement with AGC Life pursuant to which certain blocks of life business issued by the Company were ceded to AGC Life. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Commerce and Insurance (“MDCI”). Amendment 29 to the reinsurance agreement was approved by the TDI and MDCI effective December 31, 2020 to add certain term and universal life policies issued by AGL on or after January 1, 2020 to the reinsurance agreement. Amendment 29 was closed to new business as of December 31, 2021. Effective March 31, 2023, the Company recaptured certain XXX business issued from 2017 through 2019 from the treaty and concurrently ceded the business to an external reinsurer. Effective September 30, 2023, the Company recaptured certain AXXX business from the treaty issued from 2017 through 2019 and concurrently ceded the business to an external reinsurer. Effective October 1, 2023, the Company recaptured certain term and universal life business issued from 2020 through 2021 from the treaty.

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s VA business were ceded to the Company. The ceded reserves and assets supporting the reserves remain on VALIC’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of VALIC’s VA contracts, excluding those issued by VALIC in the State of New York and those that have been previously assumed (through reinsurance) by VALIC. At inception, VALIC ceded $22.9 billion of reserves and received a ceding commission of $1.5 billion from the Company representing the embedded profits in the business ceded. The majority of the initial ceding commission was recognized directly in surplus on an after-tax basis, while a portion of the ceding commission ($0.3 billion) was recognized as Commission and expense allowances on reinsurance ceded in the Summary of Operations as an offset to the related tax expense. The after-tax surplus impact will be amortized over the life of the treaty as the after-tax profits emerge on the reinsured business and will be recognized as Commission and expense allowances on reinsurance ceded in the Summary of Operations, offset by a corresponding charge to change in surplus as a result of reinsurance with no net impact on capital and surplus. After contract inception, the Company paid a ceding commission and expense allowance to reimburse VALIC for its commissions, related issue and policy administration expenses. The agreement was non-disapproved by the TDI. The agreement allows the Company and VALIC to more efficiently manage the reserve and capital requirements for their VA business.

In December 2022, the Company received capital contributions of $1.9 billion from AGC Life in connection with the Company and VALIC reinsurance transaction.

During 2023, the Company purchased $396 million and sold $10 million of securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business.

On January 2, 2020, the Company sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by Corebridge Life Holdings. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to

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special surplus funds and is subsequently amortized to unassigned surplus over a 10 year period. Amortization for the years ending December 31, 2023 and 2022 was $25 million each year.

Corebridge Life Holdings issued two senior promissory notes to the Company in the amount of $150,000,000 and $200,000,000 (“2019 Promissory Notes”) respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG for the benefit of the Company, with maturity dates of five and four years, respectively, and interest rates of 2.52% and 2.40% per year, respectively. On December 30, 2019, the TDI issued a letter allowing AGL to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP No. 25. On August 1, 2023, the guarantee of these promissory notes was novated from AIG to Corebridge. Effective January 2, 2024, Corebridge Life Holdings amended and restated the $200,000,000 promissory note to the Company, extending the note term for five years and updating the interest rate to 5.314%. The amended and restated promissory note was supported by an amended and restated guarantee issued by Corebridge for the benefit of the Company. On January 8, 2024, the TDI issued a letter allowing the Company to record the total amounts due under the amended and restated promissory note as an admitted asset for the period ending March 31, 2024, and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP No. 25.

On May 18, 2022, SAFG Capital LLC, a subsidiary of Corebridge, issued a senior promissory to the Company in the amount of up to $150,000,000. The promissory note is supported by a guarantee issued by Corebridge for the benefit of the Company. The promissory note has a maturity date and a rate per annum equal to term SOFR plus a total spread as defined in the agreement.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $11 million, $76 million, and $263 million in 2023, 2022 and 2021, respectively. AGLIC Bermuda made distributions to the Company of $738 million in 2023, $214 million in 2022 and $113 million in 2021.

At December 31, 2023, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $86.9 million, $73.8 million, $73.3 million ,$142.1 million, $49.8 million and $83.7 million, respectively.

At December 31, 2022, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II were approximately $86.9 million, $79 million, $191 million, $75.8 million, $47 million and $179 million, respectively.

Financing Agreements

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500,000,000.The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500,000,000.

At both December 31, 2023 and 2022, the Company did not have a balance outstanding under this facility.

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Investments in Subsidiary, Controlled and Affiliated Entities

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2023:

(in millions)	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of NAIC Filing

AGL LOAN INVESTMENTS CORPORATION	$69	$—	$69	5/7/2020
AIG Direct - SER B	1	1	—	NA
AIG Direct - SER A	1	1	—	NA
AGLIC INVESTMENTS BERMUDA LTD.	1	—	1	10/3/2020
AIG Direct - NON VOTING	1	1	—	NA
American Gen Annuity Svc Corp	—	—	—	NA
UG Corp COM	—	—	—	NA
AGL Alternative Holdings, LLC	270	—	270
SA Affordable Housing LLC	207	—	207	NA
SunAmerica Asset Management LLC	27	—	27	NA
Corebridge Commercial Real Estate Lending Holdings, LLC	2	—	2	NA
SunAmerica Investors 3, LP	65	—	65	NA
GRE LB Industrial Joint Venture II, LP	33	—	33	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	95	—	95	NA
Bayshore PII Company LLC	9	—	9	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	48	—	48	NA
SPAIG North Williams, LLC	(3)	—	(3)	NA
Clinton Grand Holdings LLC	8	—	8	NA
AIG LIQUID ALTERNATIVE EQUITY ALPHA FUND, LLC	1	—	1	NA
Corebridge U.S. Real Estate Fund III, LP	154	—	154	NA
Corebridge U.S. Real Estate Fund IV, LP	179	—	179	NA
Touchdown MGP, LLC	—	—	—	NA
Corebridge Europe Real Estate Fund I S.C.SP	25	—	25	NA
Bayshore Shopping Center JV LLC	24	—	24	NA
Corebridge U.S. Real Estate Fund II, LP	102	—	102	NA
Corebridge REI LB Southeast Industrial JV LLC	74	—	74	NA
Corebridge U.S. Real Estate Fund I, LP	(26)	—	(26)	NA
Branch Retail Partners II, LP	(1)	—	(1)	NA
Corebridge Bartlett Investor II LLC	1	—	1	NA
Corebridge Papermill Investor II LLC	1	—	1	NA
Corebridge U.S. LT Apartments JV, LP	34	—	34	NA
Total	$1,402	$3	$1,399

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Asset Management (U.S.), LLC, in the amount of $856 million and $585 million at December 31, 2023 and 2022, respectively.

Pursuant to service and expense agreements, AIG, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG, Corebridge or the affiliate providing the service. The Company was charged $48 million, $69 million and $134 million under such agreements in 2023, 2022 and 2021, respectively.

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Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $119 million in 2023, $112 million in 2022 and $102 million in 2021.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. and Corebridge Markets, Inc. (See Note 8).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 18, 2024, the date the financial statements were issued.

On March 11, 2024, Corebridge entered into an Amendment and Waiver of Consent and Voting Rights (the “Amendment and Waiver”) with AIG and certain affiliates of Argon and Blackstone that (i) amends the Stockholders Agreement, dated as of November 2, 2021, between Corebridge, AIG and Argon such that Argon shall have no right to consent to any repurchase of shares of common stock of Corebridge, par value $0.01 per share (“Corebridge Common Stock”) if such repurchase would result in Argon owning, of record, more than 9.9% of the then-outstanding Corebridge Common Stock, provided that, no such repurchase will be permitted if it would result in Argon owning, of record, more than 14.9% of the then-outstanding Corebridge Common Stock and (ii) waives the right of Argon, Blackstone and certain of their affiliates to vote or act by written consent with respect to any shares of Corebridge Common Stock owned by them from time to time.

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Supplemental Information

72

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

(in millions)	December 31, 2023
Investment income earned:
Government bonds	$42
Other bonds (unaffiliated)	5,217
Bonds of affiliates	13
Preferred stocks (unaffiliated)	2
Common stocks (unaffiliated)	11
Common stocks of affiliates	25
Cash and short-term investments	57
Mortgage loans	1,449
Real estate	4
Contract loans	78
Other invested assets	335
Derivative instruments	(283)
Miscellaneous income	10
Gross investment income	$6,960

Real estate owned - book value less encumbrances	$75

Mortgage loans - book value:
Commercial mortgages	$23,562
Residential mortgages	5,601
Mezzanine loans	844
Affiliated residential mortgages	—
Total mortgage loans	$30,007

Mortgage loans by standing - book value:
Good standing	$29,676
Good standing with restructured terms	307
Interest overdue more than 90 days, not in foreclosure	17
Foreclosure in process	7
Total mortgage loans	$30,007

Partnerships - statement value	$6,556

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$366
Common stocks	73

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$5,622
Over 1 year through 5 years	29,992
Over 5 years through 10 years	29,009
Over 10 years through 20 years	20,066
Over 20 years	27,574
Total maturity	$112,263

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$67,401
Class 2	38,494
Class 3	3,480
Class 4	2,638
Class 5	225
Class 6	25
Total by class	$112,263

Total bonds, short-term and cash equivalent bond investments publicly traded	52,674
Total bonds, short-term and cash equivalent bond investments privately traded	59,590

Preferred stocks - statement value	$80
Common stocks - market value	266
Short-term investments - book value	122
Cash equivalents - book value	856
Options, caps and floors owned - statement value	1,414
Collar, swap and forward agreements open - statement value	(487)
Futures contracts open - current value	4
Cash on deposit	(78)

73

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA - (Continued)

(in millions)	December 31, 2023
Life insurance in-force:
Industrial	$696
Ordinary	263,929
Credit	—
Group	3,274

Amount of accidental death insurance in-force under ordinary policies	4,467

Life insurance policies with disability provisions in-force:
Industrial	195
Ordinary	37,623
Group life	30

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	651
Income payable	299

Ordinary - involving life contingencies:
Amount on deposit	270
Income payable	113

Group - not involving life contingencies:
Amount on deposit	1

Annuities:
Ordinary:
Immediate - amount of income payable	$1,408
Deferred, fully paid - account balance	71,226
Deferred, not fully paid - account balance	36,165

Group:
Amount of income payable	615
Fully paid - account balance	630
Not fully paid - account balance	15,587

Accident and health insurance - premiums in-force:
Other	$64
Group	—
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$8,907
Dividend accumulations - account balance	488

Claim payments in 2022
Group accident & health:
2023	$—
2022	—
2021	—
2020	—
2019	—
Prior	166

Other accident & health:
2023	12
2022	(1)
2021	(80)
2020	(58)
2019	(14)
Prior	427

74

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2023

(in millions)

1. The Company’s total admitted assets as of December 31, 2023 are $229.8 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2023 are $161 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

a. Carlyle Group	OIA	$1,513	0.90%

b. Senior Direct Lending Program LLC	BONDS	908	0.60

c. Corebridge Real Estate Investors Inc.	OIA	769	0.50

d. Amazon.com, Inc.	BONDS	602	0.40

e. Duke Energy Corporation	BONDS	560	0.30

f. American Electric Power Company, Inc.	BONDS	491	0.30

g. Exelon Corporation	BONDS	491	0.30

h. Southern Company, The	BONDS	458	0.30

i. Microsoft Corporation	BONDS	438	0.30

j. CVS Health Corporation	BONDS	429	0.30

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks

NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$67,401	41.90%	P/RP - 1	$76	—%
NAIC - 2	38,494	23.90	P/RP - 2	4	—
NAIC - 3	3,480	2.20	P/RP - 3	—	—
NAIC - 4	2,638	1.60	P/RP - 4	—	—
NAIC - 5	225	0.10	P/RP - 5	1	—
NAIC - 6	25	—	P/RP - 6	—	—

4.  Assets held in foreign investments:

	Amount	Percentage of Total Admitted Assets
a. Total admitted assets held in foreign investments	$27,858	17.30%
b. Foreign currency denominated investments	11,584	7.20
c. Insurance liabilities denominated in that same foreign currency	—	—

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$25,729	16.00%
b. Countries rated NAIC - 2	1,471	0.90
c. Countries rated NAIC - 3 or below	657	0.40

75

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$6,489	4.00%
Country 2: Cayman Islands	4,755	3.00
b. Countries rated NAIC - 2
Country 1: Mexico	467	0.30
Country 2: Indonesia	251	0.20
c. Countries rated NAIC - 3 or below
Country 1: Colombia	188	0.10
Country 2: British Virgin Islands	94	0.10

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$11,584	7.20%

 8.  Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$11,577	7.20%
b. Countries rated NAIC - 2	5	—
c. Countries rated NAIC - 3 or below	2	—

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$4,907	3.00%
Country 2: Ireland	2,270	1.40
b. Countries rated NAIC - 2
Country 1: Peru	3	—
Country 2: Mexico	2	—
c. Countries rated NAIC - 3 or below
Country 1: Brazil	2	—
Country 2:	—	—

76

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets

a.	5555233	MORTGAGE LOAN	$390	0.20%

b.	Granite DEBTCO 9 Limited	MORTGAGE LOAN	314	0.20

c.	5555143	MORTGAGE LOAN	268	0.20

d.	5555184	MORTGAGE LOAN	255	0.20

e.	5555239	MORTGAGE LOAN	254	0.20

f.	Silver (BREDS)	Other invested Assest	245	0.20

g.	5555187	MORTGAGE LOAN	222	0.10
h.	Royal Dutch Shell plc	NAIC 1 - Bonds	221	0.10

i.	5555164	MORTGAGE LOAN	220	0.10

j.	5555138	MORTGAGE LOAN	210	0.10

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1,513	0.90%
b.	Corebridge Real Estate Investors Inc.	769	0.50
c.	Silver (BREDS)	245	0.20
d.	SUNAMERICA INVESTMENT INC.	233	0.10
e.	BLACKSTONE GROUP	202	0.10
f.	The Spiral	185	0.10
g.	GENERAL ATLANTIC	179	0.10
h.	TEACHERS INSUR & ANNUITY	142	0.10
i.	THOMA BRAVO LLC	138	0.10
j.	Think Investments LLC	130	0.10

77

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

 14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets

Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,775	1.10%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$368	0.20
b.	Silver (BREDS)	245	0.20
c.	The Spiral	185	0.10

Ten largest fund managers:

	Fund Manager	Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,513	$1,513	$—
b.	Corebridge Real Estate Investors Inc.	769	—	769
c.	Silver (BREDS)	245	—	245
d.	SUNAMERICA INVESTMENT INC.	233	233	—
e.	BLACKSTONE GROUP	202	202	—
f.	The Spiral	185	—	185
g.	GENERAL ATLANTIC	179	179	—
h.	TEACHERS INSUR & ANNUITY	142	142	—
i.	THOMA BRAVO LLC	138	138	—
j.	Think Investments LLC	130	130	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets

a.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555233, ESP	$390	0.20%

b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	366	0.20

c.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002930, CA	272	0.20

d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	268	0.20

e.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20

f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	255	0.20

g.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555239, ESP	254	0.20

h.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002917, NY	227	0.10

i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	222	0.10

j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555164, GBR	220	0.10

78

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

	Amount	Percentage of Total Admitted Assets
a. Construction loans	$1,615	1.00%
b. Mortgage loans over 90 days past due	18	—
c. Mortgage loans in the process of foreclosure	7	—
d. Mortgage loans foreclosed	—	—
e. Restructured mortgage loans	307	0.20

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$1	—%	$609	0.40%	$—	—%
b. 91% to 95%	1	—	246	0.20	—	—
c. 81% to 90%	264	0.20	1,133	0.70	—	—
d. 71% to 80%	1,645	1.00	2,751	1.70	—	—
e. below 70%	3,689	2.30	19,314	12.00	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		Quarter	Quarter	Quarter

	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a. Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
b. Repurchase agreements	2,036	1.30	2,436	120	39
c. Reverse repurchase agreements	—	—	—	—	—
d. Dollar repurchase agreements	—	—	—	—	—
e. Dollar reverse repurchase agreements	—	—	—	—	—

79

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written

	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$—	—%	$—	—%
b. Income generation	—	—	—	—
c. Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$752	0.50%	$715	$718	$806
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—
23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$77	—%	$160	$142	$143
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—

80

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2023

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,321	0.9	$1,321	$—	$1,321	0.9%
All other governments	2,041	1.3	2,041	$—	2,041	1.3
U.S. states, territories and possessions, etc. guaranteed	239	0.2	239	$—	239	0.2
U.S. political subdivisions of states, territories, and possessions, guaranteed	210	0.1	210	$—	210	0.1
U.S. special revenue and special assessment obligations, etc. non-guaranteed	5,392	3.5	5,392	$—	5,392	3.5
Industrial and miscellaneous	98,249	63.5	98,249	$—	98,249	63.5
Hybrid securities	377	0.2	377	$—	377	0.2
Parent, subsidiaries and affiliates	366	0.2	366	$—	366	0.2
Unaffiliated Bank loans	3,937	2.6	3,937	$—	3,937	2.6
Total long-term bonds	$112,132	72.5	$112,132	$—	$112,132	72.5
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$80	0.1	$80	$—	$80	0.1
Parent, subsidiaries and affiliates	—	—	—	$—	—	—
Total preferred stocks	$80	0.1	$80	$—	$80	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$—	—	$—	$—	$—	—
Industrial and miscellaneous Other (Unaffiliated)	196	0.1	196	$—	196	0.1
Parent, subsidiaries and affiliates Publicly traded	1	—	1	$—	1	—
Parent, subsidiaries and affiliates Other	72	0.1	68	$—	68	—
Mutual funds	1	—	1	$—	1	—
Total common stocks	$270	0.2	$266	$—	$266	0.1
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	5,601	3.6	5,601	$—	5,601	3.6
Commercial mortgages	23,562	15.2	23,562	$—	23,562	15.2
Mezzanine real estate loans	844	0.6	844	$—	844	0.6
Total valuation allowance	(355)	(0.2)	(355)	$—	(355)	(0.2)
Total mortgage loans	$29,652	19.2	$29,652	$—	$29,652	19.2
Real estate:
Properties occupied by company	$—	—	$—	$—	$—	—
Properties held for production of income	73	0.1	73	$—	73	0.1
Properties held for sale	2	—	2	$—	2	—
Total real estate	$75	0.1	$75	$—	$75	0.1
Cash, cash equivalents and short-term investments:
Cash	$(78)	(0.1)	$(78)	$—	$(78)	(0.1)
Cash equivalents	856	0.6	856	$—	856	0.6
Short-term investments	122	0.1	122	$—	122	0.1
Total cash, cash equivalents and short-term investments	900	0.6	900	$—	900	0.6
Contract loans	1,174	0.8	1,157	$—	1,157	0.8
Derivatives	1,884	1.2	1,884	$—	1,884	1.2
Other invested assets	6,457	4.2	6,456	$—	6,456	4.2
Receivables for securities	100	0.1	100	$—	100	0.1
Securities Lending	—	—	—	XXX	XXX	XXX
Other invested assets	1,985	1.3	1,985	$—	1,985	1.3
Total invested assets	$154,709	100.0	$154,687	$—	$154,687	100%

81

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2023

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?

Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

82

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES - (Continued)

DECEMBER 31, 2023

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

83

American Home Assurance Company

An AIG Company

NAIC Code: 19380

Statutory Basis Financial Statements

As of December 31, 2023 and 2022

and for the years ended December 31, 2023, 2022 and 2021

AMERICAN HOME ASSURANCE COMPANY

Statutory Basis Financial Statements

As of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

Opinions

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the “Company”), which comprise the statements of admitted assets, and of liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and changes in capital and surplus, and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations and changes in capital and surplus, or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 23, 2024

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Admitted Assets

	December 31, 2023	December 31, 2022

Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2023 - $13,079; 2022 - $13,386)	$13,642	$14,424
Common stocks, at carrying value (cost: 2023 - $306; 2022 - $250)	307	244
Preferred stocks, at carrying value (cost: 2023 - $17; 2022 - $26)	19	29
Other invested assets (cost: 2023 - $1,477; 2022 - $1,694)	1,711	1,981
Mortgage loans	1,142	1,244
Derivative instruments	23	32
Short-term investments, at amortized cost (approximates fair value)	8	141
Cash and cash equivalents	433	579
Receivable for securities sold	36	31
Total cash and invested assets	$17,321	$18,705

Investment income due and accrued	$112	$101
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,229	1,288
Premiums and installments booked but deferred and not yet due	243	174
Accrued retrospective premiums	213	264
High deductible recoverable on paid losses	20	21
Reinsurance recoverable on paid losses	726	616
Funds held by or deposited with reinsurers	219	289
Net deferred tax assets	223	346
Receivables from parent, subsidiaries and affiliates	473	53
Other assets	183	165
Allowance for uncollectible accounts	(17)	(32)
Total admitted assets	$20,945	$21,990

See Notes to Statutory Basis Financial Statements

5	STATEMENTS OF ADMITTED ASSETS – As of December 31, 2023 and 2022

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions, Except Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2023	December 31, 2022
Liabilities
Reserves for losses and loss adjustment expenses	$7,919	$8,172
Unearned premium reserves	2,422	2,498
Commissions, premium taxes, and other expenses payable	111	97
Reinsurance payable on paid loss and loss adjustment expenses	496	429
Current federal and foreign taxes payable to parent	20	26
Funds held by company under reinsurance treaties	1,239	1,419
Provision for reinsurance	44	46
Ceded reinsurance premiums payable, net of ceding commissions	933	629
Collateral deposit liability	262	416
Payable for securities purchased	10	49
Payable to parent, subsidiaries and affiliates	14	12
Other liabilities	364	339
Total liabilities	$13,834	$14,132

Capital and Surplus
Common capital stock, $20 par value, 1,758,158 shares authorized, 1,367,826 shares issued and outstanding	$27	$31
Capital in excess of par value	5,783	6,730
Unassigned surplus	668	427
Special surplus funds from reinsurance	633	670
Total capital and surplus	$7,111	$7,858
Total liabilities, capital and surplus	$20,945	$21,990

See Notes to Statutory Basis Financial Statements

6	STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2023 and 2022

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,
	2023	2022	2021
Statements of Operations
Underwriting income:
Premiums earned	$4,252	$4,293	$4,110
Underwriting deductions:
Losses incurred	2,345	2,529	2,596
Loss adjustment expenses	352	258	196
Other underwriting expenses	1,425	1,499	1,391
Total underwriting deductions	4,122	4,286	4,183
Net underwriting income (loss)	130	7	(73)
Investment gain:
Net investment income earned	781	679	806
Net realized capital (loss) gain (net of capital gains tax expense: 2023 - $(4); 2022 - $39; 2021 - $26)	(153)	(176)	260
Net investment gain	628	503	1,066
Net loss from agents’ or premium balances charged-off	(1)	(2)	4
Other expense	(19)	(19)	(74)
Net Income after capital gains taxes and before federal income taxes	738	489	923
Federal and foreign income tax benefit	16	(24)	(20)
Net Income	$722	$513	$943

Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year	$7,858	$7,662	$6,696
Adjustment to beginning surplus (Note 2)	25	(15)	-
Capital and surplus, as of January 1,	7,883	7,647	6,696
Changes in accounting principles (refer to Note 2)
Cumulative effect of changes in accounting principles	14	-	-
Other changes in capital and surplus:
Net Income	722	513	943

Change in net unrealized capital gain (net of capital gain (loss) tax expense (benefit): 2023 - $(7); 2022 - $(12); 2021 - $25	2	(221)	52
Change in net deferred income tax	(136)	(125)	(169)
Change in nonadmitted assets	2	(48)	52
Change in provision for reinsurance	(7)	(22)	1
Return of capital	(946)	-	-
Change in par value of common stock	(4)	-	-
Dividends to stockholder	(450)	-	-
Foreign exchange translation	31	114	90
Change in assumed mortgage guaranty contingency reserve	(4)	(6)	4
Change in ceded mortgage guaranty contingency reserve	4	6	(4)
Other surplus adjustments	-	-	(3)
Total changes in capital and surplus	(772)	211	966
Capital and Surplus, as of December 31,	$7,111	$7,858	$7,662

See Notes to Statutory Basis Financial Statements

7	STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2023, 2022 and 2021

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,
	2023	2022	2021
Cash from Operations:
Premiums collected, net of reinsurance	$4,589	$4,178	$4,239
Net investment income	696	588	744
Miscellaneous income	26	1	13
Sub-total	5,311	4,767	4,996
Benefit and loss related payments	2,663	2,481	2,747
Commission and other expense paid	1,797	1,844	1,778
Federal and foreign income taxes recovered	7	1	(2)
Net cash provided from operations	844	441	473
Cash from Investments:
Proceeds from investments sold, matured, or repaid:
Bonds	4,458	2,744	5,415
Stocks	55	91	1
Mortgage loans	373	669	465
Other investments	345	824	1,180
Total proceeds from investments sold, matured, or repaid	5,231	4,328	7,061
Cost of investments acquired:
Bonds	3,984	3,665	6,223
Stocks	119	104	68
Mortgage loans	289	55	365
Other investments	163	361	869
Total cost of investments acquired	4,555	4,185	7,525
Net cash provided from (used in) investing activities	676	143	(464)
Cash from Financing and Miscellaneous Sources:
Return of capital	(946)	-	-
Change in par value of common stock	(4)	-	-
Intercompany payments	(293)	(574)	(265)
Dividends to stockholder	(450)	-	-
Net deposit activity on deposit-type contracts and other insurance	(2)	(1)	(10)
Collateral deposit liability receipts	(154)	17	147
Other receipt	50	67	181
Net cash provided from (used in) financing and miscellaneous activities	(1,799)	(491)	53
Net change in cash and short-term investments	(279)	93	62
Cash, cash equivalents, and short-term investments
Beginning of year	720	627	565
End of year	$441	$720	$627

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

8	STATEMENTS OF CASH FLOW – for the years ended December 31, 2023, 2022 and 2021

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

American Home Assurance Company (“the Company” or “American Home”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below; collectively named the Combined Pool. The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile, are as follows:

Company	NAIC Company	Pool Participation Percentage	State of Domicile
National Union *	19445	35%	Pennsylvania
American Home	19380	32%	New York
Lexington	19437	30%	Delaware
C&I	19410	3%	New York
APCC	19402	0%	Illinois
ISOP	19429	0%	Illinois
New Hampshire	23841	0%	Illinois
Specialty	26883	0%	Illinois
Assurance	40258	0%	Illinois
Granite	23809	0%	Illinois
Illinois National	23817	0%	Illinois
AIU	19399	0%	New York

 * Lead Company of the Combined Pool

Refer to Note 6 for additional information on the Combined Pool and effects of the changes in the intercompany pooling arrangements in 2021 (the “2021 Repooling Transaction”). The Company decreased its participation from 35% to 32% as a result of the 2021 Repooling Transaction.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2023, 2022, and 2021.

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State / Location	2023	2022	2021
California	$58	$50	$57
Florida	54	55	69
United Arab Emirates	80	83	78
New York	46	41	36
Texas*	24	37	14
*Texas was below 5% in 2021.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. and foreign operations, along with its Dubai, Caribbean, Jamaica and Argentina branch operations.

9	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company’s financial information as of and for the years ended December 31, 2023, 2022 and 2021 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY DFS”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the “Superintendent”) has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers’ compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

Accounting practices prescribed by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”) provide for the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company applied PA SAP with concurrence from the NY DFS to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

In 2021, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of 2021 Repooling transaction within paid loss rather than as premium written and earned. The classification had no effect on net income or surplus.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received from NICO exceed premiums paid for the retrocession. Segregated surplus balances were $627, $664 and $685 at December 31, 2023, 2022 and 2021, respectively. The effects of the ADC comprise the majority of total segregated surplus; accordingly, Statutory surplus, NAIC SAP, excluding segregated surplus was $6,285, $7,008, $6,763, at December 31, 2023, 2022 and 2021, respectively. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the NY DFS’s risk based capital (“RBC”) and surplus requirements for the 2023, 2022 and 2021 reporting periods.

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

December 31,	SSAP #	FS Ref	2023	2022	2021
Net Income, NY SAP			$722	$513	$943
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	15	(27)	49
Adverse Development Cover	62R	(a)	-	-	-
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-
Net Income , NAIC SAP			$707	$540	$894
Statutory surplus, NY SAP			$7,111	$7,858	$7,662
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	152	138	165
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(c)	40	42	43
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-
Statutory surplus, NAIC SAP			$6,919	$7,678	$7,454

(a)

Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b)	Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)

Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

10	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Reinsurance Assets;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.

Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.

Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts

Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.

Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.

11	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests

Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (e.g.: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (e.g.: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)	Subsidiaries are not consolidated. The equity investment in SCAs is accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of >3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within Net Investment Income.

Other-than-temporary impairments

Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.

The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.

Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.
Statement of Cash Flows

Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.

The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).

12	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments (applied to certain assets including goodwill, furniture and equipment, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.

All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

Stock Repurchase

When a reporting entity’s stock is acquired and retired the cost of the acquired and retired stock reduces statutory surplus. The capital stock account shall be reduced by the par value of the acquired and retired stock and the paid-in or contributed surplus is reduced by the excess of cost over par value or stated value.

The cost of a repurchase of shares in excess of par is allocated between additional paid-in capital and retained earnings or the excess may be charged entirely to retained earnings.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as an advance premium liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite, in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned funds (surplus).

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

13	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2023, 2022 and 2021 were as follows:

Years ended December 31,	2023	2022	2021
Net written premiums subject to retrospectively rated contracts	$40	$45	$49
Percentage of total net written premiums	0.9%	1.1%	1.2%

As of December 31, 2023 and 2022, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $213 and $264, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $29 and $28 as of December 31, 2023 and 2022, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $4 and $4 as of December 31, 2023 and 2022, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following table shows the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business as of December 31, 2023 and 2022:

December 31, 2023	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Auto Liability	$545	$467	$3	$470
General Liabilities	533	498	3	501
Workers Compensation	3,373	2,868	16	2,884
Total	$4,451	$3,833	$22	$3,855

As of December 31, 2023, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $117 and $2,674, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2023 were $1,063, or 28% of the total high deductible. Additionally, as of December 31, 2023, the Company had recoverables on paid claims greater than 90 days overdue of $9, of which $2 have been nonadmitted.

December 31, 2022	Gross Loss Reserves*	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Auto Liability	$543	$469	$4	$473
General Liabilities	519	485	3	488
Workers Compensation	3,357	2,901	18	2,919
Total	$4,419	$3,855	$25	$3,880

*In the prior year statutory basis financial statements, Gross Loss Reserves as disclosed represented loss reserves within the insured’s contractual layer and were stated as such. To conform to the current year presentation, the December 31, 2022 Gross Loss Reserves include both the Company’s layer as well as the insured’s contractual layer.

As of December 31, 2022, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $151 and $2,622, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2022 were $1,107, or 28.52% of the total high deductible. Additionally, as of December 31, 2022, the Company had recoverables on paid claims greater than 90 days overdue of $11, of which $4 have been nonadmitted.

14	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2023 and 2022:

Counterparty*	Unsecured High Deductible Amounts
December 31,	2023	2022
Counterparty 1	$112	$149
Counterparty 2	83	126
Counterparty 3	77	83
Counterparty 4	58	70
Counterparty 5	38	44
Counterparty 6	37	33
Counterparty 7	30	29
Counterparty 8	25	27
Counterparty 9	23	27
Counterparty 10	16	20

*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts, which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income (Expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2023 and 2022, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance, which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

15	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company’s Provision for reinsurance with concurrence from the NY DFS.

Reserves for Losses and Loss Adjustment Expenses

Reserves for case IBNR and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2023, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2023 and 2022 were $1,082 and $1,104, respectively.

As of December 31, 2023, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in New York	Statement Value
American General Life Insurance Company	Texas	No	$128
American General Life Insurance Company of Delaware	Delaware	No	212
The United State Life Insurance Company in the City of New York	New York	Yes	698

16	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short-Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities (excluding non-rated residual tranches or interests)

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

17	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Non-rated residual tranches or interests

Non-rated residual tranches or interests are carried at the lower of cost or fair value. Changes in carrying value are record as Unrealized gains or (losses) in the Statement of Changes in Capital and Surplus.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income, and the amortization of premiums, discounts, and deferred fees.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses) in Unassigned funds (surplus), or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

18	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

19	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2023, 2022 and 2021 of $11, $6 and $4, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon an amended and restated tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2023, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•	The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability,
•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current; and

•

Regarding the CAMT, the Company (i) is excluded from charges for any portion of AIG’s CAMT, (ii) is not allocated any portion of AIG’s CAMT credit carryover (if any), and (iii) reasonably expects that AIG (and/or other members of the consolidated tax group) is meeting any CAMT obligations.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company’s separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2023, the Company’s separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

20	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

In 2023, 2022 and 2021, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

Prior to the first quarter ended March 31, 2023, certain of the Company’s foreign property and casualty affiliates for which the Company provides internal reinsurance reported on the basis of a fiscal year ending November 30. Effective with the first quarter of the year ending December 31, 2023, these foreign property and casualty affiliates now report on a calendar year ending December 31. The elimination of a one-month reporting lag of these affiliates is considered a change in accounting principle and requires an adjustment to beginning surplus to record the cumulative effect of such change. Accordingly, in the twelve months ended December 31, 2023, the Company recorded an adjustment of $14 to surplus.

In 2021, the Company changed its method of accounting from insurance to deposit accounting with respect to a specific insurance program. As a result of the change in accounting, any previously established reserves associated with the program were reversed resulting in favorable development and a new deposit liability was established. However, whether accounted for as insurance or deposit, there is no net impact to the Company’s net income, surplus, total assets and total liabilities given the underlying nature and structure of the program. The Company assessed the impact of the change in accounting on prior years and has concluded that the cumulative effect of the change had no net effect on net income or surplus. Refer to Note 5 for additional details around prior year development.

B.	Adjustments to Surplus

During 2023, 2022 and 2021 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $25, $(15) and $0, respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2023, 2022 and 2021 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2023 corrections would have increased the 2022 pre-tax income by $21 and did not impact the 2021 pre-tax income.. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2023, 2022 and 2021 is presented in the following tables:

2023 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance At December 31, 2022	$7,858	$21,990	$14,132
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	29	-	(29)
Income tax corrections	(4)	(3)	1
Total adjustments to beginning Capital and Surplus	25	(3)	(28)
Balance at January 1, 2023 as adjusted	$7,883	$21,987	$14,104

21	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

An explanation for each of the adjustments for prior period corrections is described below:

Liability corrections - The decrease in total liabilities is primarily due to (a) an overstatement of assumed Loss reserves and (b) an overstatement of Unearned premium reserve.

Income tax corrections - The decrease in the tax assets and increase in tax liability is primarily the result of (a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and (b) the tax effect of the corresponding change in asset realization and liability corrections.

2022 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance At December 31, 2021	$7,662	$22,070	$14,408
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	(8)	-	8
Income tax corrections	(7)	(6)	1
Total adjustments to beginning Capital and Surplus	(15)	(6)	9
Balance at January 1, 2022 as adjusted	$7,647	$22,064	$14,417

An explanation for each of the adjustments for prior period corrections is described below:

Liability Corrections - The increase in total liabilities is primarily due the result of an adjustment in deferred commission earning.

Income tax corrections – The decrease in the tax assets and liabilities is primarily the result of (a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and (b) the tax effect of the corresponding change in asset realization and liability corrections.

2021 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance At December 31, 2020	$6,696	$22,828	$16,132
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	-	2	2
Total adjustments to beginning Capital and Surplus	-	2	2
Balance at January 1, 2021 as adjusted	$6,696	$22,830	$16,134

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The increase in the tax assets and liabilities is primarily the result of corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities.

22	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2023 and 2022 are outlined in the tables below:

December 31, 2023	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$821	$11	$(22)	$810

All other governments	115	3	(4)	114

States, territories and possessions	242	8	(9)	241

Political subdivisions of states, territories and possessions	290	2	(12)	280
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,164	8	(210)	1,962

Industrial and miscellaneous	10,010	230	(568)	9,672

Total	$13,642	$262	$(825)	$13,079

December 31, 2022	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$644	$-	$(51)	$593
All other governments	131	-	(7)	124
States, territories and possessions	285	7	(14)	278

Political subdivisions of states, territories and possessions	303	-	(19)	284

Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,752	9	(275)	2,486

Industrial and miscellaneous	10,309	193	(881)	9,621
Total	$14,424	$209	$(1,247)	$13,386

The carrying values and fair values of bonds at December 31, 2023, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2023	Carrying Value	Fair Value
Due in one year or less	$276	$274

Due after one year through five years	3,223	3,155

Due after five years through ten years	4,155	3,872

Due after ten years	990	889

Structured securities	5,005	4,896
Total	$13,649	$13,086

23	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2023 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Office	6.0%	9.4%

Industrial	6.2%	6.2%

Multi-Family	5.8%	7.2%

Hotel/Motel	7.0%	7.4%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 109 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments.

The following table details an analysis of mortgage loans as of December 31, 2023 and 2022:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2023
Recorded Investment
Current	$-	$-	$-	$-	$1,068	$66	$1,134
30 - 59 days past due	-	-	-	-	8	-	8
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	-	-	-	-	-
Greater than 180 days past due	-	-	-	-	-	-	-
Total	$-	$-	$-	$-	$1,076	$66	$1,142
2022
Recorded Investment
Current	$-	$-	$-	$-	$1,244	$-	$1,244
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	-	-	-	-	-
Greater than 180 days past due	-	-	-	-	-	-	-
Total	$-	$-	$-	$-	$1,244	$-	$1,244

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2023, 2022 and 2021 for LBaSS.

As of December 31, 2023, 2022 and 2021, the Company held LBaSS for which it recognized $5, $39 and $0, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2023	2022
Aggregate unrealized losses:
Less than 12 Months	$(112)	$412
12 Months or longer	(196)	$15
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,074	$3,834
12 Months or longer	1,959	$95

24	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Unrealized losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2023 and 2022 are set forth in the tables below:

December 31, 2023	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$46	$(1)	$75	$(21)	$121	$(22)
All other governments	56	(1)	35	(6)	91	(7)
States, territories and possessions	32	(1)	89	(8)	121	(9)
Political subdivisions of states, territories and possessions	47	(2)	134	(10)	181	(12)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	540	(78)	977	(132)	1,517	(210)
Industrial and miscellaneous	1,232	(79)	4,849	(533)	6,081	(612)
Total bonds	$1,953	$(162)	$6,159	$(710)	$8,112	$(872)
Non-affiliated	10	(1)	-	-	10	(1)
Total common stocks	$10	$(1)	$-	$-	$10	$(1)
Preferred stocks	2	(1)	-	-	2	(1)
Total Preferred stocks	$2	$(1)	$-	$-	$2	$(1)
Total bonds and stocks	$1,965	$(164)	$6,159	$(710)	$8,124	$(874)

December 31, 2022	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$590	$(31)	$-	$-	$590	$(31)
All other governments	77	(10)	38	(16)	115	(26)
States, territories and possessions	150	(14)	-	-	150	(14)
Political subdivisions of states, territories and possessions	249	(20)	-	-	249	(20)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,070	(268)	45	(7)	2,115	(275)
Industrial and miscellaneous	7,689	(869)	441	(87)	8,130	(956)
Total bonds	$10,825	$(1,212)	$524	$(110)	$11,349	$(1,322)
Non-affiliated	34	(9)	-	-	34	(9)
Total common stocks	$34	$(9)	$-	$-	$34	$(9)
Total bonds and stocks	$10,859	$(1,221)	$524	$(110)	$11,383	$(1,331)

E	Realized Gains Losses

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2023, 2022 and 2021 were as follows:

Years ended December 31,	2023		2022		2021
	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$3,813	$117	$1,458	$19	$2,669	$2

Gross realized gains	55	16	55	3	151	1

Gross realized losses	(186)	-	145	1	30	-

25	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

F.	Derivative Financial Instruments

The Company holds currency derivatives, interest rate derivatives and credit default swaps. Derivative products include currency swaps, interest rate swaps, currency forwards and default swaps. The Company’s currency derivative were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the Company’s exposure to fluctuations in interest rates on investments in collateralized loan obligations. The Company’s credit default swaps were entered into to manage credit risk exposure to reinsurance counterparties.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on some of the Company’s derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to either make payments based on benchmark interest rates and in exchange receive fixed rate payments or make fixed rate payments and in exchange receive payments based on benchmark interest rates. For credit default swaps, the Company is required to make premium payments on a fixed payment date.

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2023 and 2022:

	December 31, 2023		Years ended December 31, 2023
Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized capital gains/ (losses)	Unrealized capital gains / (losses)
Swaps	$862	$(1)	$3	$(7)
Forwards	606	24	-	(4)
Total	$1,468	$23	$3	$(11)

	December 31, 2022		Years ended December 31, 2022
Deriva tive Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital gains/(losses)	Unrealized capital gains / losses
Swaps	$1,108	$3	$15	$(8)
Forwards	680	29	-	39
Total	$1,788	$32	$15	$31

G.	Other Invested Assets

During 2023, 2022 and 2021, the Company recorded OTTI losses on investments in joint ventures and partnerships of $14, $15, and $18, respectively.

26	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

H.	Investment Income

Investment income due and accrued over 90 days past due of $1 was non-admitted in December 31, 2023 and December 31, 2022. Investment expenses of $45, $34 and $30 were included in Net investment income earned for the years ended December 31, 2023, 2022 and 2021, respectively.

The gross, nonadmitted assets and admitted amounts for interest income due and accrued were as follows:

Interest Income Due and Accrued	Amount
Gross	$113

Nonadmitted	$1

Admitted	$112

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $2,073 and $1,788 as of December 31, 2023 and 2022, respectively.

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2023 and 2022:

December 31, 2023	Level 1	Level 2	Level 3	Total
Bonds	$-	$343	$111	$454
Common stocks	3	6	109	118
Preferred stock	-	-	19	19
Mutual funds	-	-	11	11
Derivative assets	-	38	-	38
Derivative liabilities	-	(15)	-	(15)
Total	$3	$373	$250	$626

December 31, 2022	Level 1	Level 2	Level 3	Total
Bonds	$-	$549	$137	$686
Common stocks	20	-	4	24
Preferred Stock	-	-	29	29
Mutual funds	-	-	31	31
Derivative assets	-	58	-	58
Derivative liabilities	-	(27)	-	(27)
Total	$20	$580	$201	$801

27	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2023 and 2022:

	Beginning Balance at January 1, 2023	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) Included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2023
Bonds	$138	$149	$(57)	$(3)	$16	$(132)	$111
Preferred stocks	29	-	-	3	-	(13)	19
Common stocks	4	-	-	(1)	-	105	109
Mutual funds	31	-	(17)	7	(4)	(6)	11
Total	$202	$149	$(74)	$6	$13	$(46)	$250

	Beginning Balance at January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2022
Bonds	$73	$127	$(55)	$1	$(6)	$(3)	$137
Preferred Stocks	-	-	-	-	2	27	29
Common stocks	-	-	-	-	-	4	4
Mutual funds	34	-	-	3	(8)	2	31
Total	$107	$127	$(55)	$4	$(12)	$30	$201

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and this observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2023	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$1,225	Discounted cash flow	Yield	5.65% - 7.64% (6.65%)

28	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2023 and 2022:

December 31, 2023	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)

Bonds	$13,078	$13,642	$-	$11,621	$1,458	$-

Cash equivalents and short term investments	34	34	26	8	-	-

Common stocks	118	118	3	6	109	-

Derivative assets	38	38	-	38	-	-

Derivative liabilities	(15)	(15)	-	(15)	-	-

Mortgage loans	1,129	1,142	-	-	1,129	-

Mutual funds	11	11	-	-	11	-

Preferred stocks	19	19	-	-	19	-

Total	$14,412	$14,989	$29	$11,658	$2,726	$-

December 31, 2022	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)

Bonds	$13,386	$14,424	$9	$11,639	$1,738	$-

Cash equivalents and short term investments	213	213	72	70	71	-

Common stocks	32	32	20	8	4	-

Derivative assets	58	58	-	58	-	-

Derivative liabilities	(27)	(27)	-	(27)	-	-

Mortgage loans	1,198	1,244	-	-	1,198	-

Mutual funds	31	31	-	-	31	-

Preferred Stocks	29	29	-	-	29	-

Total	$14,920	$16,004	$101	$11,748	$3,071	$-

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2023, 2022 and 2021, is set forth in the table below:

December 31,	2023	2022	2021

Reserves for losses and LAE, end of prior year	$8,172	$8,216	$8,979

Cumulative effect of accounting change*	-	-	(51)

Incurred losses and LAE related to:

Current accident year	2,726	2,764	2,856

Prior accident year	(29)	23	(64)

Total incurred losses and LAE	$2,697	$2,787	$2,792

Paid losses and LAE related to:

Current accident year	(868)	(838)	(759)

Prior accident year	(2,082)	(1,993)	(2,745)

Total paid losses and LAE	(2,950)	(2,831)	(3,504)

Reserves for losses and LAE, end of current year	$7,919	$8,172	$8,216

*Accounting reclassification from insurance to deposit accounting with respect to a specific commercial insurance program (Refer to Note 2A).

During 2023, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $29. This favorable incurred includes $8 favorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $21.

The favorable PYD was mostly driven by favorable development in Workers Compensation and Personal Insurance, partially offset by adverse development in Other Liability Claims Made and Special Property.

29	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

During 2022, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $23. This unfavorable incurred includes $50 unfavorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable PYD of $27.

The favorable PYD was driven by favorable development in Personal Insurance, partially offset by adverse development in Commercial Insurance.

During 2021, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $64. This favorable incurred includes $22 favorable due to changes in discount as a result of interest rate fluctuation. This results in a net favorable PYD of $42.

The favorable PYD is generally a result of the following:

•	Strong favorable development in Personal Insurance, primarily attributable to subrogation recovery related to the 2017 and 2018 California wildfires;
•	Favorable development on U.S. Workers Compensation and short-tailed commercial lines within Other Product Lines, reflecting lower frequency and severity in recent calendar years;

The above favorable development is partially offset by unfavorable development as a result of the following:

•	U.S. Property and Special Risk Commercial lines were adversely impacted by the impact of dropping below the attachment point of the 2018 catastrophe aggregate treaty;
•	Reserve strengthening within U.S. Financial Lines, reflecting higher severity of claims in Directors & Officers and cyber risk;
•	Unfavorable development primarily attributed to the Blackboard insurance portfolio due to increased severity on reported claims.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $202, $204 and $214 for the years ended December 31, 2023, 2022 and 2021, respectively. The Company paid $8, $8 and $15 in the reporting period to settle 86, 98 and 112 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2023, 2022 and 2021, respectively.

A.	Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

30	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses

December 31,	2023	2022	2021	2023	2022	2021

Direct

Loss and LAE reserves, beginning of year	$537	$550	$618	$219	$240	$286

Incurred losses and LAE	29	33	46	-	(3)	-

Calendar year paid losses and LAE	(44)	(46)	(114)	(15)	(18)	(46)

Loss and LAE Reserves, end of year	$522	$537	$550	$204	$219	$240

Assumed reinsurance

Loss and LAE reserves, beginning of year	$244	$257	$292	$16	$16	$18

Incurred losses and LAE	(4)	(4)	6	-	-	-

Calendar year paid losses and LAE	(6)	(9)	(41)	(1)	-	(2)

Loss and LAE Reserves, end of year	$234	$244	$257	$15	$16	$16

Net of reinsurance

Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-

Incurred losses and LAE	-	-	-	-	-	-

Calendar year paid losses and LAE	-	-	-	-	-	-

Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves

December 31,	2023	2022	2023	2022

Direct basis:	$220	$232	$20	$19

Assumed reinsurance basis:	95	84	6	7

Net of ceded reinsurance basis:	-	-	-	-

Environmental	Loss Reserves		LAE Reserves

December 31,	2023	2022	2023	2022

Direct basis:	$80	$83	$42	$50

Assumed reinsurance basis:	5	5	3	3

Net of ceded reinsurance basis:	-	-	-	-

B.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a weighted average discount rate of 3.70 percent and 3.76 percent interest rate as of December 31, 2023 and 2022. The tabular reserve is capped at 45% of total outstanding reserve discount. Only case basis reserves are subject to tabular discounting. The December 31, 2023 and 2022 liabilities include $538 and $616 of such discounted reserves, respectively.

31	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2023, 2022 and 2021.

Lines of Business	2023	2022	2021

Workers’ Compensation

Case Reserves	$98	$104	$119

As of December 31, 2023, 2022 and 2021, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $95, $101, and $116, respectively.

Non-Tabular Discount

The Company’s non-tabular workers’ compensation case reserves are discounted using the Company’s own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2023, 2022 and 2021.

Lines of Business	2023	2022	2021

Workers’ Compensation

Case Reserves	$152	$138	$165

As of December 31, 2023, 2022 and 2021, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $116, $123, and $142,respectively.

32	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	Combined Pooling Agreement

As described in Note 1, effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies.

The following table shows the changes in assets, liabilities and surplus as a result of the 2021 Repooling Transaction:

Amount
Assets:
Agents’ balances or uncollected premiums	$(151)
Amounts recoverable from reinsurers	(52)
Funds held by or deposited with reinsured companies	(22)
Other insurance assets	(16)

Total Assets	$(241)

Liabilities
Unearned premium reserves (net)	(233)
Reinsurance payable on paid losses and loss adjustment expenses	(70)
Reserves for losses and loss adjustment expenses (net)	(789)
Funds held by company under reinsurance treaties	(156)
Ceded reinsurance premiums payable	(40)
Payable to parent, subsidiaries and affiliates	(15)
Other insurance liabilities	(68)

Total Liabilities	$(1,371)

Statements of Operations and Changes in Surplus
Net premiums written	$(233)
Change in unearned premium reserves	233

Premiums earned	-

Other underwriting expenses incurred	(54)

Net income	(54)

Total change in Surplus	(54)

Net Impact Corresponding to Consideration Receivable / (Payable)	$(1,076)

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

Under the terms of the Combined Pooling Agreement, certain insurance assets and liabilities were transferred gross of admissibility, recoverability allowances, provisions and discount amounts. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities and Surplus related to the following:

Line Description	Change in Surplus	Impact to Net Income
Change in nonadmitted assets	$5	$-
Workers’ compensation discount	(24)	(24)
Other allocations	5	4
Total	$(14)	$(20)

The Company became a thirty two percent participant in the Combined Pool pursuant to the aforementioned amendment to the Combined Pooling Agreement. As a result, the special surplus of $69 on the gain from retroactive reinsurance ceded related to the decreased pool participation percentage reduced aggregate write-ins for special surplus funds with a corresponding increase in Unassigned surplus.

33	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B. Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2023, 2022 and 2021 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2023, 2022 and 2021:

			2023
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

3/21/2023	PC Dividend	AIG PC US	$-	-	$200	Cash

9/21/2023	PC Dividend	AIG PC US	$-	-	$150	Cash

12/21/2023	Return of Capital	AIG PC US	$-	-	$946	Cash

12/21/2023	Common Capital Stock	AIG PC US	$-	-	$4	Cash

			2022
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

9/9/2022	Sale of Securities	US Life NY	$165	Cash	$165	Securities

			2021
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
11/22/2021	Purchase of Securities	AG Life	$129	Securities	$129	Cash
11/22/2021	Sale of Securities	AG Life	$510	Cash	$510	Securities

Share Repurchase

On December 21, 2023, the Company repurchased 188,228 shares of its authorized and outstanding shares of common stock at a book value of $5,047.10 per share (in whole dollars) for a total repurchase price of $950, which was distributed in cash to its immediate parent. As a result of this transaction, the Company’s capital stock was decreased by $4 and its gross paid in and contributed surplus was decreased by $946. The transaction was approved by the Company’s board of directors and NY DFS.

C. Amounts Due to or from Related Parties

At December 31, 2023 and 2022, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,	2023	2022

Balances with National Union	$407	$13

Balances with other member pool companies	42	26

Balances with other affiliates	24	14

Receivable from parent, subsidiaries and affiliates	$473	$53

Balances with other member pool companies	-	3

Balances with other affiliates	14	9

Payable to parent, subsidiaries and affiliates	$14	$12

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2023 and 2022 were $(20) and $(26), respectively.

34	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2023 or 2022.

D. Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E. Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2023, 2022 and 2021:

Affiliates	2023	2022	2021
AIG Claims Inc.	$134	$126	$129
AIG PC Global Services, Inc.*	165	411	102
Total	$299	$537	$231

*AIG PC Global Services, Inc. is below one-half of one percent in 2021.

F. Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2023 and 2022, the Company had no outstanding liability pursuant to this Loan Facility.

Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof; and

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11 E regarding funds borrowed from FHLB.

7. Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

35	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2023, 2022 and 2021:

Years Ended December 31,	2023		2022		2021
					Written	Earned
Direct premiums	$460	$388	$411	$400	$410	$401
Reinsurance premiums assumed:
Affiliates	7,649	7,642	7,400	7,236	6,874	6,951
Non-affiliates	200	158	198	200	166	178
Gross Premiums	$8,309	$8,188	$8,009	$7,836	$7,450	$7,530

Reinsurance premiums ceded:
Affiliates	1,546	1,341	1,261	1,251	1,276	1,275
Non-affiliates	2,544	2,595	2,425	2,291	2,165	2,145
Net Premiums	$4,219	$4,252	$4,323	$4,294	$4,009	$4,110

As of December 31, 2023 and 2022, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

December 31, 2023:
Affiliates	$706	$116	$6,162
Non-affiliates	921	610	6,955
Total	$1,627	$726	$13,117

December 31, 2022:
Affiliates	$616	$80	$6,565
Non-affiliates	972	536	7,332
Total	$1,588	$616	$13,897

A. Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2023 and 2022 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2023
Affiliates	$3,701	$763	$726	$137	$2,975	$626
All Other	140	29	901	170	(760)	(141)
Total	$3,841	$792	$1,627	$307	$2,215	$485

December 31, 2022
Affiliates	$3,822	$814	$616	$114	$3,206	$700
All Other	75	16	972	180	(897)	(164)
Total	$3,897	$830	$1,588	$294	$2,309	$536

36	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2023 and 2022 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2023	2022
Affiliates:
Combined Pool*	$6,101	$6,297
Eaglestone	444	513
Other affiliates	310	311
Total affiliates	$6,855	$7,121
Berkshire Hathaway Group	143	167
Swiss Reinsurance Group	366	426
Munich Reinsurance Group	284	271
Hannover Re Group**	277	232
Total Non-affiliates	1,070	1,096
Total affiliates and non-affiliates	$7,925	$8,217

* Includes intercompany pooling impact of $533 related to Unearned Premium Reserve, $5,450 related to Reserves for Losses and LAE and $27 related to Paid losses and LAE as of and for the year ended December 31, 2023, and $437, $5,709, and $9, respectively, as of and for the year ended December 31, 2022.

** Hannover Re Group is below 3% threshold for 2022.

C.	Reinsurance Recoverable in Dispute

At December 31, 2023 and 2022, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $35 and $16 as of December 31, 2023 and 2022, respectively.

D.	Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO’s 80 percent share, NICO’s limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home’s share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO’s claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO’s obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company’s Unassigned surplus.

The total surplus gain recognized by the Combined Pool as of December 31, 2023, 2022 and 2021 was $1,514, $1,522, and $1,996, respectively. American Home’s share of this gain as of December 31, 2023, 2022 and 2021 was $627, $664 and $685, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2023 and 2022 the amount in trust was $4,764 and $4,282 , respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2023 and 2022 was $990 and $1,004 , respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

37	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

8.	Income Taxes

U.S. TAX LAW CHANGES

On August 16, 2022, the U.S. enacted the Inflation Reduction Act (“IRA”) of 2022 (H.R. 5376), which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act. Key provisions include a 15 percent corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period, a 1 percent stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. CAMT and the stock buyback tax are effective for tax years beginning after December 31, 2022. As of December 31, 2023, the Company is considered an applicable reporting entity with tax allocation agreement exclusions. Therefore, the Company is not required to calculate or recognize CAMT in its current or deferred tax computations, and there is no impact of the CAMT included in the fourth quarter 2023 financial statements.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2023 and 2022 are as follows:

	12/31/2023			12/31/2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTA	$336	$250	$586	$480	$266	$746	$(144)	$(16)	$(160)
Statutory Valuation Allowance	-	43	43	-	23	23	-	20	20
Adjusted Gross DTA	336	207	543	480	243	723	(144)	(36)	(180)
Nonadmitted DTA	6	-	6	14	-	14	(8)	-	(8)
Subtotal Admitted DTA	330	207	537	466	243	709	(136)	(36)	(172)
DTL	107	207	314	120	243	363	(13)	(36)	(49)
Net Admitted DTA/(DTL)	$223	$-	$223	$346	$-	$346	$(123)	$-	$(123)

At December 31, 2023, the Company recorded gross deferred tax assets (“DTA”) of $586. A valuation allowance was established on deferred tax assets net of liabilities of $43 as it is management’s belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2023 and 2022:

	12/31/2023			12/31/2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	223	-	223	346	-	346	(123)	-	(123)
1. Adjusted gross DTAs realizable within 36 months	223	-	223	346	-	346	(123)	-	(123)
2. 15 percent of statutory surplus	NA	NA	1,033	NA	NA	1,127	NA	NA	1,127
Adjusted gross DTAs that can be offset against DTLs	107	207	314	120	243	363	(13)	(36)	(49)
Total DTA admitted as the result of application of SSAP 101	$330	$207	$537	$466	$243	$709	$(136)	$(36)	$(172)

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	573%	638%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above.	$6,887	$7,511

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the Years Ended December 31,	2023	2022	Change
Federal income tax	$4	$(32)	$36
Foreign income tax	12	7	5
Subtotal	16	(25)	41
Federal income tax on net capital gains	(4)	39	(43)
Federal and foreign income taxes incurred	$12	$14	$(2)

38	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2023 and 2022:

	2023	2022	Change
Ordinary
Discounting of unpaid losses	$107	$109	$(2)
Nonadmitted assets	21	19	2
Unearned premium reserve	108	117	(9)
Bad debt expense	4	7	(3)
Net operating loss carry forward	-	52	(52)
Foreign tax credit carry forward	28	86	(58)
Investments	26	40	(14)
Intangible assets	4	6	(2)
Compensation and benefits accrual	9	10	(1)
Deferred ceding commission liability	17	-	17
Other temporary differences	12	35	(23)
Subtotal	336	480	(145)
Nonadmitted	6	14	(8)
Admitted ordinary deferred tax assets	$330	$466	$(137)
Capital
Investments	$223	$238	$(15)
Unrealized capital losses	27	28	(1)
Subtotal	250	266	(16)
Statutory valuation allowance adjustment	43	23	20
Admitted capital deferred tax assets	207	243	(36)
Admitted deferred tax assets	$537	$709	$(172)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2023 and 2022:

	2023	2022	Change
Ordinary
Investments	$85	$86	$(1)
Tax Act adjustment to discounting of unpaid losses	11	16	(5)
Compensation and benefits accrual	9	17	(8)
Other temporary differences	1	-	1
Section 481(a) adjustment	1	1	-
Subtotal	107	120	(13)
Capital
Investments	$141	$140	$1
Unrealized capital gains (losses)	65	102	(37)
Other temporary differences	1	1	-
Subtotal	207	243	(36)
Deferred tax liabilities	314	363	(49)
Net deferred tax assets/liabilities	$223	$346	$(123)

39	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The change in net deferred tax assets is comprised of the following:

	2023	2022	Change
Adjusted gross deferred tax assets	$543	$723	$(180)
Total deferred tax liabilities	(314)	(363)	49
Net deferred tax assets/ (liabilities)	229	360	(131)
Tax effect of unrealized gains (losses)			37
Total change in net deferred tax			$(168)

Change in deferred tax - current year			(125)
Change in deferred tax - current year - other surplus items			(11)
Change in deferred tax - current year - total			(136)
Change in deferred tax – prior period correction			(31)
Total change in deferred tax - current year			$(168)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2023:

	Current	Deferred	Total
SSAP 3 impact:
SSAP 3 - general items	$(1)	$(4)	$(5)
SSAP 3 - statutory valuation allowance	-	(27)	(27)
Subtotal SSAP 3	(1)	(31)	(32)
SSAP 3 - unrealized gain/loss	-	29	29
SSAP 3 - adjusted tax assets and liabilities	(1)	(2)	(3)
SSAP 3 - nonadmitted impact	-	(1)	(1)
Total SSAP 3 impact	$(1)	$(3)	$(4)

40	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2023, 2022 and 2021:

	2023		2022		2021
Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$734	$154	$528	$111	$949	$199
Book to Tax Adjustments:
Tax Exempt Income, Net of Proration	(6)	(1)	(8)	(2)	(9)	(2)
Stock Options And Other Compensation	(4)	(1)	(3)	(1)	4	1
Change in Nonadmitted Assets	(9)	(2)	(34)	(7)	2	-
Change in Other Surplus items	49	10	88	18	31	7
Intercompany Dividends	(42)	(9)	(22)	(5)	(52)	(11)
Attribute Expiration	-	-	-	5	-	10
Change in Tax Position	-	-	-	-	-	(1)
Statutory Valuation Allowance	-	(8)	-	18	-	(25)
Return to Provision	-	-	-	1	-	(4)
Lag Elimination Impact	13	3	-	-	-	-
Other	4	2	4	2	2	1
Total Book to Tax Adjustments	5	(6)	25	29	(22)	(24)
Total Income Tax	$739	$148	$553	$140	$927	$175

Federal and Foreign Income Taxes Incurred	-	16	-	(24)	-	(20)
Federal Income Tax on Net Capital Gains	-	(4)	-	39	-	26
Change in Net Deferred Income Taxes	-	136	-	125	-	169
Total Income Tax	$-	$148	$-	$140	$-	$175

Operating loss and tax credit carry-forwards
At December 31, 2023 the Company had foreign tax credits expiring through the year 2033 of:	$28

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2023. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2023, there was a $3 liability related to tax return errors and omissions and a $17 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The Company is currently under examination by the IRS for the tax years 2011 through 2019 and are engaging in the Appeals process for certain disagreed issues related to tax years 2007 through 2010.

The following table lists those companies that form part of the 2023 AIG consolidated federal income tax return:

41	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company

AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Assurance Company
AIG BG Holdings LLC	AIG Capital Corporation	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.	AIG Employee Services, Inc.
AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Global Operations (Ireland) Limited	AIG Home Protection Company, Inc.
AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Liquidity Management LLC	AIG Markets, Inc.	AIG Matched Funding Corp.
AIG MEA Investments and Services, LLC	AIG MGU Holdings Inc.	AIG North America, Inc.	AIG PC Global Services Inc.	AIG Procurement Services, Inc.
AIG Property Casualty Company	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.	AIG Securities Lending Corp.
AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management	AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company
AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.
AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC
AIGGRE Europe Real Estate Fund I	AIGGRE U.S. LT Apartments Investor Lexington	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund III
AIGGRE U.S. Real Estate Fund IV Lexington	AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIU Insurance Company	Akita, Inc.
AlphaCat Capital Inc.	AM Holdings LLC	American Home Assurance Company	American International Facilities Management	American International Group, Inc.
American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC
Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	Commerce and Industry Insurance Company	Corebridge REI Bartlett Investor III LLC	Corebridge REI Lexington Holdco LLC
Corebridge REI Papermill Investor III LLC	Crop Risk Services, Inc.	Design Professionals Association	Eaglestone Reinsurance Company	First Principles Capital Management, LLC
GIG of Missouri, Inc.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.
Global Loss Prevention, Inc. [Canada]	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.	LBMA Equipment Services, Inc.
Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC
MG Reinsurance Limited	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance
National Union Fire Insurance Company	New Hampshire Insurance Company	NF Seven (Cayman) Limited	PCG 2019 Corporate Member Limited	Pine Street Real Estate Holdings Corp.
Risk Specialists Companies	Service Net Solutions of Florida, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.
Stratford Insurance Company	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.	The Insurance Company of the State of Pennsylvania	Travel Guard Americas LLC Sucursal Mexico
Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]	Travel Guard Group, Inc.	Tudor Insurance Company	VALIC Trust Company
Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.
Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

42	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under New York law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2023, as of December 31, 2023 is $483.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company paid the following dividends during 2023.

2023			State approval

Date paid	Amount	Type of Dividend	Required	Obtained

3/21/2023	$200	Ordinary	No	No
6/9/2023	100	Ordinary	No	No
9/21/2023	150	Ordinary	No	No

Total dividends paid	$450

The Company did not pay any dividends in 2022.

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2023, 2023 and 2022 represented or reduced by each item below is as follows:

	2023	As Adjusted * 2022	2022

Unrealized gains and losses (net of taxes)	$145	$142	$113
Nonadmitted asset values	(106)	(107)	(106)
Provision for reinsurance	(44)	(37)	(46)

* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2023 and 2022.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not

43	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B. Leases

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2023, the Company may be called upon for additional capital investments of up to $486.

At December 31, 2023 the Company had $28 of outstanding commitments related to various funding obligations associated with investments in commercial and residential mortgage loans.

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

44	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2023:

Guaranteed Company		Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2023	Invested Assets @ 12/31/2023	Estimated Loss @ 12/31/2023	Policyholders’ Surplus 12/31/2023

21st Century Advantage Insurance Company (f/k/a AIG Advantage Insurance Company )		12/15/1997	8/31/2009	$-	$-	$-	$-

21st Century North America Insurance Company (f/k/a American International Insurance Company )		11/5/1997	8/31/2009	10	642	-	655

21st Century Pinnacle Insurance Company (f/k/a American International Insurance Company of New Jersey)		12/15/1997	8/31/2009	-	20	-	20

AIG Edison Life Insurance Company (f/k/a GE Edison Life Insurance Company)		8/29/2003	3/31/2011	5,717	69,614	-	2,161

American General Life and Accident Insurance Company	*	3/3/2003	9/30/2010	1,449	222,128	-	8,929

American General Life Insurance Company	*	3/3/2003	12/29/2006	6,509	222,128	-	8,929

American International Assurance Company (Australia) Limited	**	11/1/2002	10/31/2010	443	1,799	-	574

Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)	*	9/15/1998	12/31/2012	6,211	8,690	-	2,391

AIG Seguros Mexico, S.A. de C.V. (f/k/a AIG Mexico Seguros Interamericana, S.A. de C.V.)	*	12/15/1997	3/31/2015	130	187	-	194

Chartis UK (f/k/a Landmark Insurance Company, Limited (UK))	*	3/2/1998	11/30/2007	139	6,168	-	2,344

Farmers Insurance Hawaii (f/k/a AIG Hawaii Insurance Company, Inc.)		11/5/1997	8/31/2009	-	23	-	26

Lloyd’s Syndicate (1414) Ascot (Ascot Underwriting Holdings Ltd.)		1/20/2005	10/31/2007	2	1,700	-	134

SunAmerica Annuity and Life Assurance Company (Anchor National Life Insurance Company)	*	1/4/1999	12/29/2006	566	222,128	-	8,929

SunAmerica Life Insurance Company	*	1/4/1999	12/29/2006	1,817	222,128	-	8,929

The United States Life Insurance Company in the City of New York	*	3/3/2003	4/30/2010	2,575	30,985	-	2,237

The Variable Annuity Life Insurance Company	*	3/3/2003	12/29/2006	3,605	84,982	-	2,537

Total				$29,173	$1,093,322	$-	$48,989

* Current affiliates

**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E. Joint and Several Liabilities

AIUI and the Company are jointly and severally obligated to the policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $4 and $7 of loss reserves in respect of such policies as of December 31, 2023 and 2022, respectively. As of December 31, 2023, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $2.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

45	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

11. Other Significant Matters

A.	Other Assets

As of December 31, 2023 and 2022, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2023	2022
Deposit accounting assets	$9	$9
Equities in underwriting pools and associations	5	7
Guaranty funds receivable on deposit	3	3
Loss funds on deposit	86	84
Contra Investments	30	46
Other assets	50	16
Total other admitted assets	$183	$165

B.	Other Liabilities

As of December 31, 2023 and 2022, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2023	2022
Assumed Mortgage Guaranty Contingency Reserve	$189	$185
Ceded Mortgage Guaranty Contingency Reserve	(189)	(185)
Escrow Deposit Liability	105	98
Other accrued liabilities	138	97
Retroactive reinsurance reserves - assumed	43	53
Retroactive reinsurance reserves - ceded	(27)	(22)
Deferred commission earnings	79	85
Escrow funds (NICO)	35	38
Servicing carrier liability	9	8
Collateral on derivative assets	17	25
Paid loss clearing contra liability (loss reserve offset for paid claims)	(35)	(43)
Total other liabilities	$364	$339

C.	Other (Expense) Income

For the years ended December 31, 2023, 2022 and 2021, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2023	2022	2021
Fee income on deposit programs	$3	$3	$3
Interest expense on reinsurance program	(29)	(29)	(79)
Other income	7	7	2
Total other expense	$(19)	$(19)	$(74)

46	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Non-Cash items

For the years ended December 31, 2023, 2022 and 2021, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2023	2022	2021
Funds Held:
Premiums collected	(8)	(18)	(18)
Benefit and loss related payments	23	39	44
Interest	(26)	(30)	(80)
Commission and other expense paid	9	10	15
Funds held	(1)	2	(39)
Securities received/transferred:
Securities received	308	760	521
Securities transferred	(596)	(430)	(666)
AESA Commutation:
Premiums collected	-	-	-
Benefit and loss related payments	-	-	215
Commissions	-	-	-
2021 Repooling Transaction:
Premiums collected	-	-	121
Miscellaneous income	-	-	(28)
Benefit and loss related payments	-	-	717
Commission and other expense paid	-	-	46
Net deposits	-	-	(1)
Other receipts	-	-	163
Securities transferred	-	-	(1,018)

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $6 and $8 of stock in the FHLB at December 31, 2023 and 2022, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2023, the Company had an actual borrowing capacity of $1,122 based on qualified pledged collateral. At December 31, 2023, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2023 and 2022, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

47	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

12.	Subsequent Events

Subsequent events have been considered through April 23, 2024 for these Financial Statements issued on April 23, 2024.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

Effective January 1, 2024, the Combined Pooling Agreement was amended and restated to include two new Pool members. The Company’s participation in the pool remained the same. The new pool participation percentages of the Pool members, as compared to those as of December 31, 2023, are as follows:

Company	NAIC Company Code	Pool Participation Percentage as of January 1, 2024	Pool Participation Percentage as of December 31, 2023	State of Domicile
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*	19445	35%	35%	Pennsylvania
American Home Assurance Company (American Home)	19380	32%	32%	New York
Lexington Insurance Company (Lexington)	19437	30%	30%	Delaware
Commerce and Industry Insurance Company (C&I)	19410	3%	3%	New York
AIG Property Casualty Company (APCC)	19402	0%	0%	Illinois
The Insurance Company of the State of Pennsylvania (ISOP)	19429	0%	0%	Illinois
New Hampshire Insurance Company (New Hampshire)	23841	0%	0%	Illinois
AIG Specialty Insurance Company (Specialty)	26883	0%	0%	Illinois
AIG Assurance Company (Assurance)	40258	0%	0%	Illinois
Granite State Insurance Company (Granite)	23809	0%	0%	Illinois
Illinois National Insurance Co. (Illinois National)	23817	0%	0%	Illinois
AIU Insurance Company (AIU)	19399	0%	0%	New York
Blackboard Insurance Company (BIC)	26611	0%	N/A	Delaware
Blackboard Specialty Insurance Company (BSIC)	13551	0%	N/A	Delaware

* Lead Company of the Combined Pool

There were no changes to the Company’s Total Capital and Surplus on January 1, 2024 as a consequence of the amendment to the Combined Pooling Agreement.

48	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.